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HIGHMARK Semi-Annual Report

JANUARY 31, 1998

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Table of Contents
Letter to Shareholders & Message from the Investment Advisor ...............   1
Statements of Net Assets/Schedule of Investments ...........................  40
Statements of Assets and Liabilities .......................................  93
Statements of Operations ...................................................  94
Statements of Changes in Net Assets ........................................  98
Financial Highlights ....................................................... 102
Notes to Financial Statements .............................................. 110


This report and the financial statements contained herein are submitted for the general information of HighMarkSM Funds' shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Shares of HighMark Funds are not deposits or obligations of, or guaranteed by Union Bank of California, N.A., or any of its subsidiaries. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investments in shares of mutual funds involve risk, including the possible loss of principal. SEI Investments Distribution Co., serves as Distributor for HighMark Funds and is not affiliated with Union Bank of California, N.A.
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LETTER TO SHAREHOLDERS
[PHOTO OF MR. KNOPF OMITTED]
R. GREGORY KNOPF


DEAR SHAREHOLDER:

We are pleased to report another period of fine performance for many of the HighMark Funds for the six months ended January 31, 1998. The stock market rebounded from the surprising economic developments in Asia, while the bond market benefited from continuing good news on inflation. Your HighMark Funds generally did well against their peer groups and compared to the standard benchmarks of investment performance.

CONTINUED GROWTH

Since our last report to shareholders, the HighMark Fund family has passed the $6 billion mark in total assets under management. Our continued growth can be attributed to the strong investment performance of the HighMark Funds and efforts to increase awareness of the HighMark Funds through our existing distribution network and new distribution opportunities such as financial advisors and broker dealers nationwide.

NEW INVESTMENT OPPORTUNITIES

We have recently introduced a new back-end load class of Retail Shares for four of our equity funds: the Balanced Fund, Growth Fund, Income Equity Fund, and Value Momentum Fund. This gives our retail investors the opportunity to invest in HighMark without paying an initial sales charge. Please contact your Investment Representative or HighMark directly at (800) 433-6884 to request a prospectus and additional information about our new back-end load funds.

HIGHMARK ON THE INTERNET

We continue to be excited about HighMark's presence on the World Wide Web, at www.highmark-funds.com, and in the America Online Mutual Fund Center, which has given us additional ways to serve and communicate with our investors. We are currently adding significant enhancements to our Web site, which should be integrated during the second quarter of 1998. We encourage you to visit us on the Web or through America Online to learn more about your current HighMark investments and additional HighMark Funds that may help to enhance your portfolio and diversify your investments.

As always, we thank you for your confidence and investment in HighMark Funds.

Sincerely,

/S/SIGNATURE

R. Gregory Knopf
Managing Director, HighMark Funds

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MESSAGE FROM THE INVESTMENT ADVISOR


[PHOTO OF MR. MAZUR OMITTED]
LUKE MAZUR

DEAR SHAREHOLDER:

Considering the economic turmoil in Southeast Asia, and the potential impact on U.S. companies, the stock market was very resilient during the six months ended January 31, 1998. Although the period included one very difficult day in October when the Dow Jones Industrial Average fell a record 554 points, patient investors were rewarded. Since the correction on October 27, 1997 to January 31, 1998, the Dow Jones Industrial Average rose 10.4%. By Valentine's Day, stocks hit a new all-time high.

Fixed income markets were quite strong during the period, as interest rates declined sharply. U.S. Treasury bonds were the star performers, as investors around the world sought safety and liquidity.

THE ECONOMY: WITHSTANDING THE ASIAN "CONTAGION"

Although some forecasters believe that the turmoil in Southeast Asia will lead to deflation and recession in the United States, we believe that the most likely outcome is merely a slowdown in the U.S. economy, which has been growing at an annual rate of 4%. The unemployment rate has declined to a 27-year low of 4.7%. Consumer spending and confidence, industrial production, housing starts and low inflation suggest a U.S. economy in high gear without rising wages.

Our conclusion is that the U.S. economy remains the most dynamic in the world. As a result, the odds of recession in 1998 are very low. Instead, we expect real Gross Domestic Product to grow in the 2.0% to 2.5% range, as productivity gains offset rising wages.

BONDS: SHOWING STRENGTH

Between August 1, 1997 and January 31, 1998, the benchmark 30-year Treasury yield fell from 6.45% to 5.80%. As a result, bond prices rose about 4.91% during the period. Even at relatively low yields, bonds continued to produce income well in excess of inflation.

During the period, the Federal Reserve Board stayed on the sidelines, leaving short-term interest rates at 5.50%. Investors in 30-year bonds have been willing to accept yields just 0.30% percentage points above the rate charged for overnight loans.

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STOCKS: THE BULL MARKET REMAINS INTACT

Although corporate profits are growing more slowly, inflation remains low, mergers, acquisitions and stock buybacks continue unabated and the U.S. remains the world leader in innovation and technology.

After rising 50% between mid-1996 and mid-1997, the stock market's performance has moderated. However, the underlying strengths in the market have to a large degree offset the uncertainties that still exist from Asia. We remain optimistic that 1998 will be a year of moderate economic growth and prosperity, which bodes well for the stock and bond markets.



Sincerely,

/S/SIGNATURE



Luke Mazur
Chief Investment Officer
Pacific Alliance
March 1998

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HIGHMARK TAXABLE MONEY MARKET FUNDS+

The 100% U.S. Treasury Money Market Fund invests exclusively in direct U.S. Treasury obligations with maturities of less than 13 months. As of January 31, 1998, the Fund's 30-day yield was 5.00% (Fiduciary Shares) and its weighted average maturity was 62 days.*

The Diversified Money Market Fund invests in U.S. Treasuries and government agency securities, as well as high-quality short-term obligations issued by banks and corporations. As of January 31, 1998, the Fund's 30-day yield was 5.19% (Fiduciary Shares) and its weighted average maturity was 50 days.*

The U.S. Government Money Market Fund invests in short-term obligations issued or guaranteed by the U.S. Treasury or by agencies or instrumentalities of the U.S. government, and in repurchase agreements collateralized by like instruments. As of January 31, 1998, the Fund's 30-day yield was 5.08% (Fiduciary Shares) and its weighted average maturity was 36 days.*

To qualify as short-term investments, the Securities & Exchange Commission requires the maturities of these securities to be 397 days or less.

DESCRIBE THE BEHAVIOR OF SHORT-TERM INTEREST RATES DURING THE SIX MONTHS ENDED JANUARY 31, 1998.

With short-term interest rates unchanged since March of 1997,the money markets have been primarily influenced by technical factors and swings in market sentiment, especially as it relates to the expected impact of the Southeast Asian financial crisis on domestic growth prospects. Over the period, investor expectations were for a continuation of the beneficial trend of declining inflation, as well as strong demand for U.S. dollar denominated securities.

WHAT IMPACT HAS THIS HAD ON MONEY MARKET INSTRUMENTS?

As optimism prompted buying of longer-term securities, the yield differential or spread between short- and long-term securities has narrowed further. With the current economic expansion now in excess of seven years, such a change would usually occur as a result of the Federal Reserve's policymakers raising the market level of short-term rates. This flattening of the yield curve has been noteworthy, in that it has been market driven.

In normal markets, additional yield can be attained by purchasing securities with longer maturities. However, over the past six months there has been little incremental yield to be attained from extending maturities, and the spread between different types of products in the marketplace has shrunk. For example, while rates on overnight investments have averaged about 5.45%, three month certificates of deposit (CD's) return only about 5.51%, six month CD's yield about 5.55% and one year CD's pay only about 5.60%.

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HOW HAVE YOU ADJUSTED THE STRATEGIES OF THE FUNDS?

We continued to find overnight investments providing us with good returns, and have sought to maintain at least 20% of the Diversified and U.S. Government portfolios in repurchase agreements. Otherwise, our strategy has been an opportunistic one. By monitoring the technical factors that affect overnight rates, following the calendar for new securities issuance, and taking advantage of market dips on negative reaction to "surprise" economic statistics, we have been able to purchase securities at better than average levels. Weighted average maturities for these two portfolios have been managed within the 30 to 55 day ranges.

The trend toward a balanced federal budget continues to impact the Treasury markets. The size of new issues has been shrinking consistently for the past year to eighteen months, with the greatest reduction in the three to six month bill markets. In the 100% U.S. Treasury portfolio we have continued to manage the portfolio with a somewhat longer average maturity. We employed a barbell strategy, using very short-term U.S. Treasury bills to accommodate liquidity needs, while extending to the six month area to lock in higher returns.

WHAT IS YOUR OUTLOOK FOR SHORT-TERM INTEREST RATES AND HOW MIGHT IT AFFECT THE MANAGEMENT OF THE FUNDS?

As a result of the prolonged economic expansion, the federal budget may be in balance for the fiscal year 1999. If this occurs, it would be the first time this has happened in 30 years. As the U.S. Treasury further reduces the supply of marketable securities into 1998, demand for Treasury securities is increasing in the face of the financial turmoil in Southeast Asia. This is certain to raise prices and put further downward pressure on yields.

Additionally, the problems overseas could have a dampening effect on U.S. industry. In that the Federal Reserve has been concerned about the pace of growth, this could serve as a moderating influence, keeping interest rates unchanged through the first half of 1998. Consequently, our strategy remains the same into early 1998.

We believe the risk of a slowdown is greater, as we move later in the year. With oil prices near a four-year low, price pressures are just about erased from the domestic front. Policy makers are now more concerned about the Asian markets' potential to drive prices lower as they attempt to use export sales to revive their economies. Any sign of a deflationary trend will be met with lower U.S. interest rates.

We will be looking for opportunities to extend the average lives of the portfolios as we approach the May Federal Open-Market Committee policy setting meeting. By then there should be sufficient statistical data to better assess the outlook for continued expansion.

--------
+An investment in the HighMark money market funds is neither insured nor guaranteed by the U.S. Government. Although these funds seek to maintain a stable net asset value of $1.00 per share, there can be no assurance that they will be able to do so.
*For Retail Class A Shares of the Highmark 100% U.S. Treasury, Diversified and
 U.S. Government Money Markets, the 30-day yield as of January 31, 1998 was 4.75%, 4.94%, and 4.83%, respectively.

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HIGHMARK CALIFORNIA TAX-FREE MONEY MARKET FUND+

The HighMark California Tax-Free Money Market Fund seeks a high level of current interest income free from federal income tax and California personal income tax.

As of January 31, 1998, the Fund's 30-day yield (Fiduciary Shares) was 2.95%.* Using a combined federal and state income tax rate of 41.95%, the 30-day yield is equivalent to a 5.08% taxable yield.

HOW WOULD YOU CHARACTERIZE THE INVESTMENT ENVIRONMENT?

The California economy has rebounded strongly from the recession of the early 1990s. Vibrant growth in the entertainment, high technology, manufacturing and trade areas have more than made up for the loss of jobs in the aerospace industry. The unemployment rate has nearly been cut in half, and the real estate market is booming once again.

WHAT IS YOUR OUTLOOK AND STRATEGY?

In the U.S., the current economic expansion is in its seventh year, and the effects of the Asian financial crisis have yet to be felt. As a result, we believe that the economy could slow in the second half of 1998, and it is likely that the next movement in interest rates is downward rather than upward. Given that environment, the Fund will look for opportunities to extend its weighted average maturity, thereby locking in higher interest rates.

-------
+An investment in the HighMark California Tax-Free Money Market Fund is neither insured nor guaranteed by the U.S. Government. Although this fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so. Some or all of the income may be subject to certain state and local taxes, and, in some cases, to the federal alternative minimum tax.

*The 30-day yield as of January 31, 1998 for the Retail Class A Shares of the
 California Tax-Free Money Market Fund was 2.77%.

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HIGHMARK INTERMEDIATE-TERM BOND FUND

The HighMark Intermediate-Term Bond Fund seeks total return by investing primarily in U.S. Treasury and government agency bonds, U.S. corporate bonds and asset-backed securities. The portfolio's average maturity will be from 3 to 10 years.

For the six months ended January 31, 1998, the HighMark Intermediate-Term Bond Fund produced a return of 3.88% (Fiduciary Shares).* In comparison, the average intermediate bond fund as measured by the Lipper Intermediate Investment Grade Debt Average produced a 4.21% return. The unmanaged Lehman Brothers Intermediate Government/Corporate Index reflected a return of 4.16%.

HighMark Intermediate-Term Bond Fund is managed by a team of investment professionals led by Jack Montgomery, who has 19 years of experience in the investment field. Mr. Montgomery holds an MBA from the University of Oregon.

WHAT FACTORS AFFECTED YOUR PERFORMANCE DURING THE SIX-MONTH PERIOD?

As Asia's economic problems became clear, U.S. interest rates began to fall rapidly as investors perceived a disinflationary environment. Investors believed that the U.S. economy would slow down from its torrid pace of 1997. So far, however, the U.S. economy remains buoyant. In January 1998, 358,000 new jobs were created by the U.S. economy, about 100,000 more than expected. Without the Asian backdrop, the Federal Reserve Board would probably have to increase short-term interest rates to slow down the economy to ward off inflation. Instead, the Fed is staying on the sidelines as U.S. inflation remains dormant.

WHAT STRATEGY HAVE YOU EMPLOYED TO TAKE ADVANTAGE OF LOWER INTEREST RATES?

The portfolio's duration (sensitivity to interest rates) was longer than our benchmark for the entire six-month period. In July, the portfolio was about 20% longer than the benchmark when interest rates were significantly higher. That strategy was very effective as interest rates fell during the period. On January 31, 1998, the portfolio was still about 15% longer than the benchmark. Since bond prices move inversely to interest rates, a portfolio that is more sensitive will outperform in a period in which interest rates are falling. However, the Fund's significant commitment to corporate bonds had a negative impact on performance as investment grade corporate bonds underperformed Treasuries by more than 1.5% during the six months ended January 31, 1998.

HOW DID YOUR ASSET ALLOCATION SHIFT DURING THE PERIOD?

Since corporate bonds underperformed during most of the period, we were able to take advantage of some bargains, boosting the allocation to corporates from about 50% to 55% of the portfolio. For example, we added an AA-rated bond issued by E.I duPont (2.9% of the portfolio), maturing in 2002, and two BBB-rated bonds, Raytheon (1.5%) and Worldcom (1.6%), both maturing in 2007. These bonds offered extra yield of as much as one percent more income compared to similar maturity Treasury bonds. Even with the increased emphasis on corporates, the portfolio's overall credit quality is still AA+, the second-highest possible rating by Standard & Poor's Corporation, a national credit rating agency.

WHAT IS YOUR OUTLOOK ON THE BOND MARKET?

We're cautious at this point. If investors become less concerned about Asia's problems and start focusing again on the strength of the U.S economy, then we could see a rise in interest rates. If that happens, then we would lengthen the duration of the portfolio to take advantage of higher rates.

--------
*The HighMark Intermediate-Term Bond Fund (Retail Class A Shares) produced a total return of 3.88% for the period. Including the maximum sales charge of 3.00%, the total return for the Fund's Retail Class A Shares was 0.75%.

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                      HIGHMARK INTERMEDIATE-TERM BOND FUND

    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HIGHMARK
      INTERMEDIATE-TERM BOND FUND, VERSUS THE LEHMAN BROTHERS INTERMEDIATE
             GOVERNMENT/CORPORATE INDEX, AND THE LIPPER INTERMEDIATE
                         INVESTMENT-GRADE DEBT AVERAGE.

FIDUCIARY SHARES

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]
                                                            Lipper Intermediate
        Highmark Intermediate  Lehman Brothers Intermediate  Investment-Grade
           Term Bond Fund       Government/Corporate Index     Debt Average

2/28/91        $10,000                    $10,000                  $10,000
7/31/91        $10,427                    $10,362                  $10,383
7/31/92        $12,026                    $11,826                  $11,944
7/31/93        $13,127                    $12,843                  $13,118
7/31/94        $13,066                    $12,964                  $13,042
7/31/95        $14,164                    $14,106                  $14,235
7/31/96        $14,794                    $14,853                  $14,930
7/31/97        $16,140                    $16,201                  $16,453
1/31/98        $16,767                    $16,874                  $17,145


RETAIL CLASS A SHARES

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]
                                                            Lipper Intermediate
        Highmark Intermediate  Lehman Brothers Intermediate  Investment-Grade
           Term Bond Fund       Government/Corporate Index     Debt Average

2/29/92        $ 9,700                  $10,000                  $10,000
7/31/92        $10,309                  $10,562                  $10,585
7/31/93        $11,252                  $11,470                  $11,626
7/31/94        $11,189                  $11,578                  $11,558
7/31/95        $12,130                  $12,598                  $12,616
7/31/96        $12,671                  $13,265                  $13,231
7/31/97        $13,826                  $14,468                  $14,581
1/31/98        $14,362                  $15,070                  $15,195


--------------------------------------------------------------------------------
                                      Annualized   Annualized  Annualized
                Six Month   One Year    3 Year       5 Year     Inception
                 Return      Return     Return       Return      to Date
--------------------------------------------------------------------------------
 Fiduciary        3.88%       8.59%      8.69%        6.11%       7.83%
--------------------------------------------------------------------------------
 Retail Class A   3.88%       8.49%      8.66%        6.09%       6.82%
--------------------------------------------------------------------------------
 Retail Class A
 with load*       0.75%       5.28%      7.56%        5.44%       6.28%
--------------------------------------------------------------------------------

 *Reflects 3.00% sales charge.

Past performance is not predictive of future results. Performance presented from February 28, 1991 (commencement of operations Fiduciary Shares) and February 29, 1992 (commencement of operation of the Retail Shares) to April 25, 1997 reflects the performance of the Stepstone Intermediate-Term Bond Fund.

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HIGHMARK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

The HighMark California Intermediate Tax-Free Bond Fund seeks to provide high current income that is exempt from federal and State of California income taxes. It does so by investing in a portfolio of intermediate-term municipal bonds issued within California.

For the six months ended January 31, 1998, the HighMark California Intermediate Tax-Free Bond Fund produced a total return of 3.34% (Fiduciary Shares).* In comparison, the Lipper California Intermediate Muni Debt returned an average of 3.04%. The unmanaged Lehman Brothers 7-Year Muni Bond Index, which is composed of investment-grade fixed-rate municipal bonds maturing in 7-8 years with issues larger than $50 million, reflected a return of 3.61%.

The HighMark California Intermediate Tax-Free Bond Fund is managed by a team of investment professionals led by Robert L. Bigelow, who has 12 years of experience in the investment field. Mr. Bigelow holds an MBA from Pepperdine University.

HOW WOULD YOU CHARACTERIZE THE CALIFORNIA MUNICIPAL BOND MARKET DURING THE SIX MONTHS ENDED JANUARY 31, 1998?

The California municipal bond market was strong during the period. In California and throughout the country, credit quality has been improving, and many bonds are being upgraded. Municipal coffers are benefiting from an economy that continues to do well. Upgrades of municipal debt exceeded downgrades at Standard & Poor's Corporation and Moody's Investor Service by a ratio of 7:1 and 17:1, respectively. In addition, falling interest rates boosted bond prices.

WHAT FACTORS AFFECTED THE FUND DURING THE PERIOD?

The Fund performed well because the portfolio's duration (sensitivity to interest rates) was longer than the benchmark. In a period of falling interest rates, a portfolio with a longer than average duration outperforms. In addition, we have continued to focus on higher quality bonds, many of which are insured. There is very little extra yield to be gained by purchasing lower quality bonds.

HOW WOULD YOU DESCRIBE THE CALIFORNIA ECONOMY?

Citing favorable economic conditions, the State's credit rating was upgraded by Fitch, one of the national credit rating agencies, to AA- from A+. Moody's continues to rate the State's general obligation debt "A1" with a positive outlook, while Standard & Poor's rates California "A+" with a stable outlook. The State's unemployment rate declined to 5.8% in November 1997, down from 10.1% in January 1994. The real estate market is buoyant once again, driven by the strong economy and population growth.

WHAT IS YOUR OUTLOOK?

For California residents in the highest federal tax bracket, the Fund's 3.98% SEC 30-day yield is equivalent to a taxable yield of 6.86%. This type of return is attractive in a low inflation environment. We continue to maintain a positive outlook on the California municipal bond market in general and the Fund in particular.

---------
*The HighMark California Intermediate Tax-Free Bond Fund (Retail Class A Shares) produced a total return of 3.35% for the period. Including the maximum sales charge of 3.00%, the total return for the Fund's Retail Class A Shares was 0.24% for the period.

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               HIGHMARK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
                      INVESTMENT IN THE HIGHMARK CALIFORNIA
                     INTERMEDIATE TAX-FREE BOND FUND VERSUS
                   THE LEHMAN BROTHERS 7-YEAR MUNI BOND INDEX,
               AND THE LIPPER CALIFORNIA INTERMEDIATE MUNI DEBT.

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

               HighMark         HighMark
              California       California
             Intermediate     Intermediate
              Tax-Free        Tax-Free Bond  Lehman Brothers  Lipper California
              Bond Fund,       Fund,Retail     7-Year Muni      Intermediate
           Fiduciary Shares  Class A Shares       Index          Muni Debt

10/31/93       $10,000           $ 9,700         $10,000          $10,000
 7/31/94       $ 9,702           $ 9,402         $ 9,953          $ 9,913
 7/31/95       $10,407           $10,086         $10,760          $10,527
 7/31/96       $11,102           $10,749         $11,307          $11,123
 7/31/97       $12,079           $11,697         $12,284          $12,038
 7/31/98       $12 482           $12,089         $12,727          $12,404

--------------------------------------------------------------------------------
                                         Annualized  Annualized
                  Six Month    One Year    3 Year     Inception
                   Return       Return     Return      to Date
--------------------------------------------------------------------------------
  Fiduciary         3.34%        8.35%      9.18%       5.08%
--------------------------------------------------------------------------------
  Retail Class A    3.35%        8.36%      9.16%       5.04%
--------------------------------------------------------------------------------
  Retail Class A
  with load*        0.24%        5.12%      8.04%       4.29%
--------------------------------------------------------------------------------
*Reflects 3.00% sales charge.

Past performance is not predictive of future results. Performance presented from October 15, 1993 (commencement of operations Fiduciary and Retail Shares) to April 25, 1997 reflects the performance of the Stepstone California Intermediate Tax-Free Bond Fund.

HIGHMARK BOND FUND

The HighMark Bond Fund seeks current income by investing primarily in U.S. Treasury and government agency bonds, U.S. corporate bonds and mortgage-backed securities. The portfolio's average maturity will be from five to 20 years.

For the six months ended January 31, 1998, the HighMark Bond Fund produced a return of 4.67% (Fiduciary Shares).* In comparison, the average bond fund with a similar composition as measured by Lipper Corporate Debt A-Rated Average produced a 4.40% return. The unmanaged broad-based Lehman Brothers Aggregate Bond Index, considered to be representative of the bond market as a whole, reflected a return of 4.91%.

The HighMark Bond Fund is managed by a team of investment professionals led by Jack Montgomery, who has 19 years of experience in the investment field. Mr. Montgomery holds an MBA from the University of Oregon.

WHAT FACTORS AFFECTED YOUR PERFORMANCE DURING THE SIX-MONTH PERIOD?

The single most important factor affecting performance was the general decline in interest rates brought about by the Asian economic crisis. Between October and January, the yield on the 30-year Treasury bond fell from 6.70% to 5.70% despite the strong U.S. economy. The reason for the rapid drop in interest rates was the perception that Asia's problems would eventually slow down worldwide economic growth.

WHAT STRATEGY HAVE YOU EMPLOYED TO TAKE ADVANTAGE OF LOWER INTEREST RATES?

The portfolio's duration (sensitivity to interest rates) was longer than our benchmark for the entire six-month period. In July, the portfolio was about 11% longer than the benchmark when interest rates were significantly higher. That strategy was very effective as interest rates fell during the period. At January 31, 1998, the portfolio was still about 5% longer than the benchmark. Since bond prices move inversely to interest rates, a portfolio that is more sensitive will outperform in a period in which interest rates are falling. However, the Fund's significant commitment to corporate bonds had a negative impact on performance as investment grade corporate bonds underperformed Treasuries by more than 1.5% during the six months ended January.

HOW HAS THE PORTFOLIO'S ASSET ALLOCATION CHANGED DURING THE PERIOD?

At January 31, 1998, 17% of the portfolio was invested in U.S. Treasury obligations, 26% in U.S. government agency obligations, 50% was invested in corporate bonds including asset-backed securities and collateralized mortgage obligations and 16% was in cash. In contrast, at July 31, 1997, the portfolio included a higher proportion of Treasury bonds and a lower proportion of corporate bonds. For example, we added a Triple A-rated bond issued by General Electric Corporation (2.8% of the portfolio) maturing in 2006 which offered a half percent extra yield compared to the ten-year U.S. Treasury bond. Another addition to the portfolio was a Single A-rated bond issued by EW Scripps (2.7%), the newspaper/broadcasting company. We also added to some of our existing positions such as Citicorp (2.3%) (the big New York bank) and Golden West (1.4%) (a California thrift).

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HOW DID THOSE CATEGORIES PERFORM DURING THE SIX MONTHS?

Treasury bonds did the best, as investors from around the world sought safety and liquidity after the Asian crisis began to unfold. In contrast, corporate bonds performed poorly, suffering their worst month in six years during October 1997. In early 1998, corporate bonds began to rebound, and we saw some excellent values there and added to the portfolio.

WHAT DOES THE FISCAL 1999 FEDERAL BUDGET SURPLUS MEAN TO INVESTORS?

That's one of the things that has drawn interest rates down to their present levels. The U.S. government is auctioning fewer bonds than before, thus reducing supply. As demand exceeds supply, bond prices rise and yields fall. Therefore, a budget surplus exerts downward pressure on interest rates and upward pressure on bond prices already in a portfolio.

WHAT IS YOUR OUTLOOK ON THE BOND MARKET?

We're cautious at this point. If investors become less concerned about Asia's problems and start focusing again on the strength of the U.S economy, then we could see a rise in interest rates. If that happens, then we would lengthen the duration of the portfolio to take advantage of higher rates.

---------
*The HighMark Bond Fund (Retail Class A Shares) produced a total return of 4.61% for the period. Including the maximum sales charge of 3.00%, the total return for the Fund's Retail Class A Shares was 1.45%.

                               HIGHMARK BOND FUND

         COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
               HIGHMARK BOND FUND VERSUS THE LEHMAN AGGREGATE BOND
              INDEX AND THE LIPPER CORPORATE DEBT A-RATED AVERAGE.

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]
                            HighMark
            HighMark       Bond Fund,                        Lipper
           Bond Fund,    Retail Class A      Lehman        Corporate
           Fiduciary        Shares          Aggregate     Debt A-Rated
            Shares        (synthetic)      Bond Index       Average

2/28/84     $10,000         $ 9,700         $10,000         $10,000
7/31/84     $ 9,896         $ 9,599         $10,119         $10,041
7/31/85     $12,322         $11,952         $12,541         $12,350
7/31/86     $15,603         $15,135         $15,236         $14,69
7/31/87     $15,853         $15,378         $15,923         $15,429
7/31/88     $16,779         $16,276         $17,129         $16,531
7/31/89     $19,259         $18,681         $19,734         $18,911
7/31/90     $20,322         $19,712         $21,127         $19,917
7/31/91     $22,149         $21,484         $23,388         $21,845
7/31/92     $25,345         $24,585         $26,844         $25,386
7/31/93     $27,895         $27,058         $29,577         $28,204
7/31/94     $27,019         $26,027         $29,604         $27,902
7/31/95     $29,567         $28,445         $32,597         $30,567
7/31/96     $30,989         $29,853         $34,399         $32,034
7/31/97     $34,271         $33,041         $38,108         $35,507
1/31/98     $35,871         $34,564         $39,979         $37,069

--------------------------------------------------------------------------------
                                  Annualized Annualized Annualized  Annualized
              Six Month  One Year   3 Year     5 Year     10 Year    Inception
               Return     Return    Return     Return     Return      to Date
--------------------------------------------------------------------------------
Fiduciary       4.67%     10.51%     9.79%      6.34%      7.74%      9.49%
--------------------------------------------------------------------------------
Retail Class A  4.61%     10.61%     9.84%      6.20%      7.67%      8.23%+
--------------------------------------------------------------------------------
Retail Class A
with load*      1.45%      7.28%     8.73%      5.55%      7.34%      7.33%+
--------------------------------------------------------------------------------

*Reflects 3.00% sales charge.

+Synthetic, not actual return. The performance presented links the performance of an older class of shares from inception on 2/15/84 to 6/20/94 with the performance of this class after its inception 6/20/94.

Past performance is not predictive of future results.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

HIGHMARK CONVERTIBLE SECURITIES FUND

The HighMark Convertible Securities Fund seeks a high level of current income and capital appreciation by investing in convertible securities. A convertible security is typically a bond or preferred stock that may be converted at a stated price within a specified time period into a specific number of shares of common stock.

For the six months ended January 31, 1998, the HighMark Convertible Securities Fund produced a return of -3.08% (Fiduciary Shares). In comparison, the Lipper Convertible Securities Average produced a return of 1.95%. The unmanaged Merrill Lynch Investment Grade Convertible Securities Index, generally considered to be representative of the market for all convertible securities, reflected a return of 2.13%.

The HighMark Convertible Securities Fund is sub-advised by a team of investment professionals from Bank of Tokyo-Mitsubishi Trust Company. The team is led by Robert Freund, who has 5 years of experience in the investment field. Mr. Freund holds a bachelor's degree in economics from Boston College.

WHAT FACTORS AFFECTED YOUR PERFORMANCE?

The Fund underperformed its benchmark during the period. The significant reasons behind this performance were weakness in the technology sector, which did not meet expectations, and volatility in core (long-term) holdings that have been very strong performers but pulled back recently. Convertibles, in general, performed as expected in a strong equity environment with performance generally higher than bond funds but below equity funds.

WHAT IS YOUR STRATEGY?

The Fund employs a bottom-up equity approach to investing in convertibles. We seek securities whose underlying equities have significant appreciation potential due to the company's dominant industry position, strong market niche, excellent management or some other catalyst for improving performance. Convertibles that are statistically attractive are purchased to maintain favorable risk/reward characteristics that are unique to this product. By maintaining 35 to 45 positions, the Fund concentrates on the portfolio manager's best ideas. During this period, the Fund focused on newly issued convertibles in growth sectors such as technology, finance and health-care.

WHAT SECURITIES HAVE PERFORMED PARTICULARLY WELL?

Intermedia Communications (4.5% of the portfolio), a telephone company that is benefiting from deregulation, performed very well during the six-month period. Intermedia has set out to build a full-service telecommunications company providing voice and data, local and long distance and advanced network access services. Home Depot (3.1%) has had a very strong performance during the period. The company's methodical growth, low cost and high service strategy has made it a formidable competitor. Solectron Corporation (2.2%), another strong performer, is a leading technology manufacturing company benefiting from the trend toward outsourcing. Solectron's customers include Hewlett-Packard and Ericsson.

WHAT IS YOUR OUTLOOK?

The Fund is best suited for those looking for a defensive means to participate in the equity market. The Fund should outperform equity funds if there is a sustained market decline. Given our view for stable interest rates and normalized equity performance, the Fund should have attractive relative and absolute performance.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

                      HIGHMARK CONVERTIBLE SECURITIES FUND

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
               IN THE HIGHMARK CONVERTIBLE SECURITIES FUND VERSUS
        THE MERRILL LYNCH INVESTMENT GRADE CONVERTIBLE SECURITIES INDEX
                 AND THE LIPPER CONVERTIBLE SECURITIES AVERAGE.


[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]
                             Merrill Lynch Investment
        HighMark Convertible    Grade Convertible      Lipper Convertible
          Securities Fund       Securities Index       Securities Average

2/28/94      $10,000                 $10,000                 $10,000
7/31/94      $ 9,648                 $ 9,615                 $ 9,538
7/31/95      $10,883                 $11,034                 $10,825
7/31/96      $11,487                 $12,360                 $11,746
7/31/97      $14,601                 $15,451                 $15,018
1/31/98      $14,151                 $15,780                 $15,311

--------------------------------------------------------------------------------
                                       Annualized    Annualized
               Six Month   One Year      3 Year       Inception
                Return      Return       Return        to Date
--------------------------------------------------------------------------------
  Fiduciary     -3.08%       5.56%       14.14%         8.80%
--------------------------------------------------------------------------------

Past performance is not predictive of future results. Performance presented from February 1, 1994 (commencement of operations Fiduciary Shares) to April 25, 1997 reflects the performance of the Stepstone Convertible Securities Fund.

HIGHMARK GOVERNMENT SECURITIES FUND

The HighMark Government Securities Fund invests in a diversified portfolio of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities, and up to 20% of the portfolio can be invested in corporate bonds, to enhance yield.

For the six months ended January 31, 1998, the HighMark Government Securities Fund returned 4.52% (Fiduciary Shares). In comparison, the Lipper General U.S. Government Average produced a 4.79% return. The unmanaged Lehman Brothers Government Bond Index reflected a return of 5.39%.

The HighMark Government Securities Fund is sub-advised by a team of fixed income investment professionals from Bank of Tokyo-Mitsubishi Trust Company.

WHAT FACTORS AFFECTED YOUR PERFORMANCE DURING THE YEAR?

Three factors positively influenced the portfolio's performance during the period. First, interest rates declined steadily from October through January, as investors perceived lessening inflation caused by the turmoil in Asia. The foreign currency devaluations in Asia and the reduced demand for U.S. exports suggested that the U.S. economy would slow and that price increases would be muted. When inflation expectations diminish, interest rates generally fall.

Second, amid the turmoil in Asian markets, investors around the world sought the safety and liquidity of U.S. Treasury bonds, boosting prices. Indeed, U.S. Treasury bonds generally outperformed mortgage-backed securities and corporate bonds during the period.

Third, the federal budget appears to be balanced and may even be in a surplus position for Fiscal 1999. This means that the U.S. government does not need to issue as many new Treasury bonds as was the case in prior years. Using the law of supply and demand, a shrinking supply of bonds leads to higher prices and lower yields.

WHAT IS YOUR OUTLOOK AND STRATEGY?

Our outlook on inflation is favorable. We believe that interest rates are trending downward over the long term. However, interest rate movements can be quite volatile. During the past 12 months alone, the 30-year U.S. Treasury bond yield has fluctuated from as high as 7.1% to as low as 5.7%, resulting in fluctuating bond prices. As a result, it is important to take advantage of higher interest rates by extending the portfolio's maturity when interest rates are expected to fall, and doing the opposite when interest rates are expected to rise. Overall, U.S. government bonds are accomplishing their purpose: to provide safety, liquidity and a rate of return in excess of inflation.
---------

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

                       HIGHMARK GOVERNMENT SECURITIES FUND

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                   IN THE HIGHMARK GOVERNMENT SECURITIES FUND
                VERSUS THE LEHMAN BROTHERS GOVERNMENT BOND INDEX
                AND THE LIPPER GENERAL U.S. GOVERNMENT AVERAGE.

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

        HighMark Government     Lehman Brothers           Lipper General
         Securities Fund     Government Bond Index   U.S. Government Average
2/28/94      $10,000                $10,000                  $10,000
7/31/94      $ 9,740                $ 9,841                  $ 9,751
7/31/95      $10,613                $10,789                  $10,596
7/31/96      $11,016                $11,345                  $11,044
7/31/97      $12,019                $12,499                  $12,120
1/31/98      $12,562                $13,172                  $12,701




--------------------------------------------------------------------------------
                                       Annualized    Annualized
              Six Month    One Year      3 Year       Inception
               Return       Return       Return        to Date
--------------------------------------------------------------------------------
  Fiduciary     4.52%        9.83%        8.58%         5.16%
--------------------------------------------------------------------------------

Past performance is not predictive of future results. Performance presented from February 1, 1994 (commencement of operations Fiduciary Shares) to April 25, 1997 reflects the performance of the Stepstone Government Securities Fund.

HIGHMARK BALANCED FUND

The HighMark Balanced Fund seeks capital appreciation and income with the conservation of capital being a secondary consideration. Typically, the Balanced Fund will invest 50% to 70% of its total assets in stocks, at least 25% in bonds and the rest in short-term fixed-income investments such as money market securities and cash equivalents.

For the six months ended January 31, 1998, the HighMark Balanced Fund returned 3.38% (Fiduciary Shares).* In comparison, the Lipper Balanced Fund Average produced a 2.74% return. The unmanaged Standard & Poor's 500 Stock Index, which is generally considered to be representative of the U.S. stock market, reflected a return of 3.56%. The unmanaged Lehman Brothers Aggregate Bond Index, generally considered to be representative of the bond market as a whole, reflected a return of 4.91%.

The HighMark Balanced Fund is managed by a team of investment professionals led by Carl Colombo, CFA, who has 23 years of experience in the investment field. Mr. Colombo holds an MBA from San Diego State University.

HOW HAVE YOU ARRIVED AT YOUR ASSET ALLOCATION STRATEGY?

Our asset allocation strategy reflects our effort to weigh the expected returns available from stocks, bonds and short-term fixed-income investments against the likely risk associated with those investments. For the past six months, we believed that common stocks represented the superior choice despite the strong performance of equities over the past several years. This has led us to maintain a 63% weight in common stocks during the period. Our allocation to bonds averaged approximately 34% and short-term fixed-income investments and cash equivalents came in at just 3%. Based on the performance of the markets, we believe that our allocation was appropriate in terms of risk/return balance.

WHAT IS YOUR STOCK MARKET STRATEGY?

The equity portfolio includes both value and growth components. Although the growth component is normally 40%, we raised it to 46% during the period because we believed that opportunities existed in several growth segments of the stock market including technology and health care. Even though we reduced our value position to 54% from 60%, it remained an important part of the equity portfolio during the year. We continue to look for attractive valuations on both the value and growth side that are being overlooked by investors.

WHAT IS YOUR FIXED INCOME STRATEGY?

Despite the turmoil in Asia and the flight to quality, we have still been somewhat surprised by the sharp drop in long-term U.S. interest rates. Given the continuing strength of the U.S. economy, we believe that yields on U.S. Treasury bonds have fallen too quickly. Our response has been to take advantage of yield opportunities in the mortgage-backed securities market and the corporate bond market.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


WHAT IS YOUR OUTLOOK?

We continue to find equity investments which possess attractive valuation characteristics. Although a 5%-7% market correction is possible at any time, we think it would be short-lived given the ample liquidity in the hands of investors and the willingness of corporations to buy back their stock at temporarily depressed prices.

So far, the impact of the Asian economic crisis has not been significant on the U.S. economy. As a result, the fixed-income market continues in a trading range as the Federal Reserve Board remains on the sidelines. Interest rates are likely to fluctuate in a narrow band until there is either evidence of economic weakness prompting the Fed to loosen monetary policy, or a sign that the economy is growing too fast, forcing a tightening. Given the current level of long-term interest rates, the market seems to be saying that the former is more likely.

-----------
*The HighMark Balanced Fund (Retail Class A Shares) produced a total return of
 3.24% for the period. Including the maximum sales charge of 4.50%, the total return for the Fund's Retail Class A Shares was -1.43%.

                             HIGHMARK BALANCED FUND

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
         HIGHMARK BALANCED FUND VERSUS THE LEHMAN AGGREGATE BOND INDEX, THE S&P 500 STOCK INDEX, AND THE LIPPER BALANCED FUNDS AVERAGE.

FIDUCIARY SHARES

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

           HighMark         S&P 500       Lipper Balanced    Lehman Aggregate
        Balanced Fund   Composite Index   Funds Average         Bond Index
 2/28/91   $10,000          $10,000          $10,000              $10,000
 7/31/91   $10,437          $10,374          $10,694              $10,565
 7/31/92   $11,600          $11,907          $12,065              $11,947
 7/31/93   $12,809          $13,119          $13,116              $13,233
 7/31/94   $13,183          $13,131          $13,788              $13,555
 7/31/95   $15,701          $14,459          $17,383              $15,769
 7/31/96   $17,419          $15,258          $20,260              $17,322
 7/31/97   $22,726          $16,903          $30,817              $22,444
 1/31/98   $23,494          $17,733          $31,914              $23,059


RETAIL CLASS A SHARES

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

           HighMark         S&P 500       Lipper Balanced    Lehman Aggregate
        Balanced Fund   Composite Index   Funds Average         Bond Index
11/30/92   $ 9,550            $10,000          $10,000              $10,000
 7/31/93   $10,298            $10,922          $10,573              $10,764
 7/31/94   $10,599            $10,932          $11,115              $11,026
 7/31/95   $12,624            $12,037          $14,013              $12,826
 7/31/96   $13,977            $12,703          $16,332              $14,089
 7/31/97   $18,182            $14,073          $24,843              $18,256
 1/31/98   $18,771            $14,763          $25,728              $18,756



                                     Annualized   Annualized  Annualized
              Six Month  One Year      3 Year       5 Year     Inception
               Return     Return       Return       Return      to Date
-------------------------------------------------------------------------
 Fiduciary      3.38%     17.18%       20.67%       13.79%      13.61%
-------------------------------------------------------------------------
 Retail Class A 3.24%     16.89%       20.42%       13.63%      13.98%
-------------------------------------------------------------------------
 Retail Class A
 with load*    -1.43%     11.62%       18.58%       12.59%      12.98%
-------------------------------------------------------------------------
*Reflects 4.50% sales charge.

Past performance is not predictive of future results. Performance presented from February 1, 1991 (commencement of operations Fiduciary Shares) and November 13, 1992 (commencement of operations of Retail Shares) to April 25, 1997 reflects the performance of the Stepstone Balanced Fund.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


HIGHMARK GROWTH FUND

The HighMark Growth Fund seeks long-term capital appreciation through investments in equity securities. The production of current income is an incidental objective.

For the six months ended January 31, 1998, the HighMark Growth Fund returned 4.39% (Fiduciary Shares).* In comparison, the Lipper Growth Funds Average was up 1.19% during the period. In addition, the unmanaged Standard & Poor's 500 Stock Index, generally considered to be representative of the U.S. stock market, rose 3.56% for the six-month period.

The HighMark Growth Fund is managed by a team of investment professionals led by Scott Chapman, CFA, who has 18 years of experience in the investment field. Mr. Chapman holds an MBA from Golden Gate University.

HOW WOULD YOU ASSESS THE FUND'S PERFORMANCE?

We are pleased that the Growth Fund outperformed the S&P 500 and the average growth mutual fund. The modest return for the market masked the underlying volatility during the period. In August, third quarter earnings warnings from traditionally reliable Coca-Cola and Gillette caused a sell-off in blue-chip multinational companies and a brief speculative return to the lagging small- and mid-size companies. In October, volatility in Asian markets caused the Dow to slide 7% or 554 points to 7100, its largest single-day point loss in history. Five weeks later, the Dow was back to 8100. Nervousness about the potential earnings fallout from several economically weakened Asian countries caused investors to return to defensive blue-chip, consumer non-durables through the end of January 1998. Our valuation discipline allowed us to capitalize on the market's volatility by reducing our exposure to the pricey blue chips before they corrected, and then repurchasing them after they became better values.

WHAT WAS YOUR STRATEGY FOR THE FUND?

Our valuation barometers and fundamental analysis allowed us to keep our emotions in check while capitalizing on the emotion of the market. By the time investors became nervous about blue chips, we had already scaled back our exposure as they had become excessively priced. We reduced our weight in Coca-Cola (2.4% of the portfolio), General Electric (2.1%) and Microsoft (1.5%) among others and invested in more attractively valued mid-size companies such as Cognizant (2.4%), Safeskin (1.2%) and Mirage Resorts (1.0%).

When investors became concerned that the strong dollar could cause earnings erosion in companies with significant overseas exposure, the blue-chip multinationals sold off and gave us an attractive re-entry point. We have found that currency fears for broadly-based, seasoned multinational companies are almost always temporary. So, in September, we added to our weights in the more attractively priced brand-dominant, consistent-growth multinationals such as Bristol-Myers Squibb (2.1%), Walt Disney (2.2%), Merck (1.2%), Abbott Labs (1.3%) and Mattel (1.3%).

We took profits in the technology sector which had become expensive following a terrific third-quarter performance. While frantic investors were selling the day the Dow fell 7%, we stayed fully invested and benefited when the market more than fully recovered five weeks later. When investors rotated back to the multinationals in December and January, our fundamental analysis indicated that it was too early to wade back into an overweighted position in technology because of our belief that the Asian "flu" will depress capital goods demand.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We remain cautious about further near-term price appreciation in the overall market indexes. The S&P 500 returns for 1995, 1996 and 1997 all significantly exceeded the 70-year average return on stocks of 10%. In the long run, stock prices increase in tandem with corporate earnings, and stock prices cannot exceed underlying business performance forever. Nevertheless, we are identifying excellent growth companies at reasonable prices and our long-term outlook is positive. Furthermore, the Fund's projected earnings growth rate for 1998 is more than double the S&P 500 of 7%, yet the Fund's price/earnings multiple of 24 is only slightly higher than the S&P 500 multiple of 22.

----------------
*The HighMark Growth Fund (Retail Class A Shares) produced a total return of
 4.21% for the period. Including the maximum sales charge of 4.50%, the total return for the Fund's Retail Class A Shares was -0.48%.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


                              HIGHMARK GROWTH FUND

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
                 IN THE HIGHMARK GROWTH FUND VERSUS THE S&P 500
                STOCK INDEX, AND THE LIPPER GROWTH FUNDS AVERAGE.


[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

         HIGHMARK GROWTH         HIGHMARK GROWTH         S&P 500   LIPPER GROWTH
         FUND, FIDUCIARY           FUND, RETAIL         COMPOSITE      FUNDS
              SHARES         CLASS A SHARES (SYNTHETIC)   INDEX       AVERAGE

11/30/93     $10,000               $ 9,550               $10,000      $10,000
    7/94       9,650                 9,225                10,100        9,963
    7/95      12,085                11,541                12,733       12,499
    7/96      13,622                13,027                14,841       13,722
    7/97      20,234                19,344                22,574       19,677
 1/31/98      21,123                20,159                23,378       19,911


                                         Annualized  Annualized
                  Six Month   One Year     3 Year     Inception
                   Return      Return      Return      to Date
-----------------------------------------------------------------
  Fiduciary         4.39%      25.45%      28.40%      19.95%
-----------------------------------------------------------------
  Retail Class A    4.21%      25.33%      28.38%      24.28%+
-----------------------------------------------------------------
  Retail Class A
  with load*       -0.48%      19.71%      26.44%      22.71%+
-----------------------------------------------------------------
*Reflects 4.50% sales charge.
+Synthetic, not actual return. The performance presented links the performance of an older class of shares from inception on 11/18/93 to 6/20/94 with the performance of this class after its inception on 6/20/94.

Past performance is not predictive of future results.

HIGHMARK VALUE MOMENTUM FUND

The HighMark Value Momentum Fund invests primarily in stocks which appear undervalued relative to the market and/or their historic price valuations. In addition, stocks are screened for positive price or earnings momentum. Most of the securities pay dividends.

For the six months ended January 31, 1998, the HighMark Value Momentum Fund returned 4.43% (Fiduciary Shares).* In comparison, the Lipper Growth & Income Funds Average was up 2.30%. The unmanaged Standard & Poor's 500 Stock Index, generally considered to be representative of the U.S. stock market, was up 3.56% for the period.

The HighMark Value Momentum Fund is managed by a team of investment professionals led by Richard Earnest, who has more than 30 years of experience in the investment field. Mr. Earnest holds an MBA from Stanford University.

WHAT WERE SOME OVERALL MARKET TRENDS DURING THE PAST SIX MONTHS?

Because of the uncertainty in Asia, it was a period where investors sought stability, reliability, size and earnings growth. Although some U.S. multinationals had weaker than expected earnings due to foreign currency devaluations in Asia, investors stuck with them for their perceived stability. The exception was technology, where many large capitalization stocks were adversely affected. By the end of January, many of these trends began to reverse, even though the impact of Southeast Asia on the U.S. economy had yet to be felt.

WHAT WERE SOME ADDITIONS TO THE PORTFOLIO?

In telecommunications, we added a significant position in Bell Atlantic (1.0% of the portfolio) and other regional telephone companies, which were very inexpensive and high-yielding early in the year. So far, the government has not permitted the long-distance companies to compete in the local service business, so the competitive framework is still not intense. In addition, the telephone companies have seen growth in their basic business, as customers install additional phone lines dedicated to network computing.

In the pharmaceutical area, we bought Watson Pharmaceutical (0.8%), a generic producer that focuses on niche markets, which has produced earnings growth of 20% or more per year. The stock became attractive because the company reported one weak quarter, but the stock rebounded when the company's earnings got back on track.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS



Another purchase was Sonoco (1.0%), a leading packaging company with industrial and consumer segments. The company, which makes the Pillsbury Doughboy can and many other products, is expanding internationally as well as finding new applications for existing products. Sonoco has recently completed a major restructuring to reduce costs around the world.

Another new stock is Tektronix (1.0%), which is known for making oscilloscopes and other testing instruments. The company, a strong competitor to Hewlett-Packard, also makes color laser printers. Its third business is station broadcasting equipment, which should do very well as stations upgrade their equipment to meet the demands of high-definition TV. For many years, Tektronix was notoriously inefficient in generating profits, but new management came in and focused the company on the bottom line.

WHAT IS YOUR OUTLOOK FOR THE MARKET?

The risks are that we could have higher interest rates and/or lower corporate profits. We don't think either risk is substantial. Even if the impact from Asia on the U.S. economy is minimal, inflation is still quite low and so the interest rate environment should not change much. Corporations continue to generate excess cash flow from which they are buying back their own stock. The demand for stock continues to grow both from institutions and from the investing public and we currently see nothing on the horizon that appears capable of reversing this trend.

---------------
*The HighMark Value Momentum Fund (Retail Class A Shares) produced a total return of 4.29% for the period. Including the maximum sales charge of 4.50%, the total return for the Fund's Retail Class A Shares was -0.40%.

                          HIGHMARK VALUE MOMENTUM FUND

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
              HIGHMARK VALUE MOMENTUM FUND VERSUS THE S&P 500 STOCK
             INDEX, AND THE LIPPER GROWTH AND INCOME FUNDS AVERAGE.

FIDUCIARY SHARES

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

         HIGHMARK VALUE   S&P 500      LIPPER GROWTH
            MOMENTUM     COMPOSITE       AND INCOME
              FUND         INDEX       FUNDS AVERAGE

2/28/91     $10,000       $10,000        $10,000
7/31/91      10,637        10,694         10,642
7/31/92      11,865        12,065         11,973
7/31/93      13,339        13,116         13,328
7/31/94      13,909        13,788         14,041
7/31/95      17,443        17,383         16,925
7/31/96      20,376        20,260         19,227
7/31/97      30,054        30,817         27,664
1/31/98      31,385        31,914         28,300


RETAIL CLASS A SHARES

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

         HIGHMARK VALUE   S&P 500      LIPPER GROWTH
            MOMENTUM     COMPOSITE       AND INCOME
              FUND         INDEX       FUNDS AVERAGE

4/30/92     $ 9,550      $10,000        $10,000
7/31/92       9,762       10,303         10,191
7/31/93      10,976       11,201         11,345
7/31/94      11,445       11,775         11,952
7/31/95      14,353       14,845         14,407
7/31/96      16,733       17,302         16,366
7/31/97      24,621       26,318         23,548
1/31/98      25,677       27,255         24,089



                                 Annualized Annualized Annualized
             Six Month One Year    3 Year     5 Year    Inception
              Return    Return     Return     Return     to Date
-------------------------------------------------------------------
 Fiduciary      4.43%    24.33%     30.65%     19.79%     18.76%
-------------------------------------------------------------------
 Retail Class A 4.29%    24.00%     30.40%     19.67%     19.15%
-------------------------------------------------------------------
 Retail Class A
 with load*    -0.40%    18.40%     28.42%     18.57%     18.22%
-------------------------------------------------------------------
 *Reflects 4.50% sales charge.

Past performance is not predictive of future results. Performance presented from February 1, 1991, (commencement of operations Fiduciary Shares) and April 2, 1992, (commencement of operations Retail Shares) to April 25, 1997 reflects the performance of the Stepstone Value Momentum Fund.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


HIGHMARK INCOME EQUITY FUND

The HighMark Income Equity Fund seeks investments in equity securities that provide current income through the regular payment of dividends with the goal that the Fund will have a high current yield and a low level of price volatility.

For the six months ended January 31, 1998, the HighMark Income Equity Fund returned 2.02% (Fiduciary Shares).* In comparison, the Lipper Equity Income Funds Average rose 4.33% during the period. The Standard & Poor's 500 Stock Index, generally considered to be representative of the U.S. stock market, was up 3.56% for the period.

The HighMark Income Equity Fund is managed by a team of investment professionals led by Thomas M. Arrington, CFA, who has more than a decade of experience in the investment field. Mr. Arrington holds an MBA from San Francisco State University.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

Despite the Asian economic crisis, the U.S. stock market and the Fund were able to weather the storm and produce positive returns. Economic conditions remained ideal for equity investors, as business activity continued to rise without engendering increases in inflation or long-term interest rates, and corporate profits continued to burgeon. The strong economic backdrop lifted the already high spirits of investors, and by January 31, 1998, stock prices were at or near historic highs in relation to such fundamentals as dividends, earnings and book values.

Every sector contributed strong gains to the Fund's return for the period, but, as always, there were significant differences among sectors. Our strongest performers were telephone, bank, insurance, health-care and publishing stocks. The telephone stocks performed well in 1997, after a difficult year in 1996, as investors were attracted to their steady and reliable earnings and some of the uncertainties regarding the opening of the local market became clearer.

The bank and insurance stocks benefited from falling interest rates. These companies still earn a substantial portion of their profits through interest rate margin products. When interest rates fall, banks are able to reduce their cost of funds faster than they are required to reduce their lending rates. Insurance companies invest a large percentage of their portfolios in long-term bonds, which appreciate in a falling interest rate environment.

Health-care stocks--particularly the major drug companies--enjoyed strong price appreciation. These stocks, most of which we bought after they fell out of favor because of fears of national health-insurance legislation, have recovered much of their reputation for growth in the eyes of investors.

WHAT STOCKS PERFORMED PARTICULARLY WELL?

The Fund's largest holding, McGraw-Hill (3.2% of the portfolio), a publishing stock, rose sharply because of strong earnings growth and a bright outlook for 1998, especially in the educational publishing market. The company, which owns Standard & Poor's Corporation, continues to benefit from robust financial markets, growth in non-traditional products and international expansion.

We have been buying utilities that should flourish in the newly emerging deregulated environment. Among our additions were FPL Group (2.2%) and Duke Power (1.8%). We expect electric utilities to improve their relative showing over the next six to twelve months as state and federal regulators clarify the rules of the road for the industry.

WHAT IS YOUR OUTLOOK FOR THE FUND?

The bull market in U.S. stocks that began 15 years ago has been especially rewarding of late. Whereas equity investors have every reason to be thankful for the stock market's bounty, they also have reason to be mindful of accompanying risks. With stock market valuations at high levels, the ever-present risks of owning stocks are especially evident now. Indeed, investors should bear in mind that stock market returns have displayed a strong tendency to revert toward their long-term average of about 10 percent per year.

Some of the factors that have fueled this extended bull market may be changing. Companies have already achieved substantial reductions in their operating costs, and price pressures are intense in many industries, so earnings gains may be increasingly difficult to sustain. Even so, we are still able to find stocks that appear attractive and offer above-average capital protection. These stocks, we believe, put the Fund in a position to capture an important share of market advances. In the market downturns that are inevitable from time to time, we expect the relatively high yield of the Fund's holdings to provide some cushioning effect.

-----------------
*The HighMark Income Equity Fund (Retail Class A Shares) produced a total Return of 1.88% for the period. Including the maximum sales charge of 4.50%, the total return for the Fund's Retail Class A Shares was -2.70%.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


                           HIGHMARK INCOME EQUITY FUND

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
               THE HIGHMARK INCOME EQUITY FUND VERSUS THE S&P 500
            STOCK INDEX, AND THE LIPPER EQUITY INCOME FUNDS AVERAGE.


[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

         HIGHMARK INCOME     HIGHMARK INCOME      S&P 500        LIPPER EQUITY
         EQUITY, FIDUCIARY   EQUITY, RETAIL      COMPOSITE       INCOME FUNDS
             SHARES          CLASS A SHARES        INDEX            AVERAGE
                               (SYNTHETIC)

2/28/84     $10,000              $ 9,550         $10,000           $10,000
7/31/84       9,656                9,221           9,788             9,836
7/31/85      13,213               12,618          12,965            12,603
7/31/86      16,865               16,106          16,649            15,379
7/31/87      21,400               20,437          23,192            19,191
7/31/88      21,089               20,140          20,465            18,180
7/31/89      27,028               25,812          26,989            22,728
7/31/90      26,785               25,580          28,738            22,624
7/31/91      30,163               28,805          32,396            24,884
7/31/92      34,998               33,423          36,550            28,529
7/31/93      38,410               36,681          39,733            32,213
7/31/94      40,035               38,233          41,771            33,727
7/31/95      46,945               44,931          52,661            39,325
7/31/96      55,517               53,113          61,376            45,130
7/31/97      77,795               74,343          93,360            63,344
1/31/98      79,367               75,741          96,683            66,087


                                Annualized Annualized Annualized Annualized
             Six Month One Year   3 Year     5 Year     10 Year  Inception
              Return    Return    Return     Return     Return    to Date
----------------------------------------------------------------------------
Fiduciary      2.02%    22.09%    24.32%     17.25%    15.13%    15.80%
----------------------------------------------------------------------------
Retail Class A 1.88%    21.82%    24.22%     17.23%    15.12%    21.14%+
----------------------------------------------------------------------------
Retail Class A
with load*    -2.70%    16.31%    22.33%     16.16%    14.60%    19.60%+
----------------------------------------------------------------------------
*Reflects 4.50% sales charge.
+Synthetic, not actual return. The performance presented links the performance of an older class of shares from inception on 2/9/84 to 6/20/94 with the performance of this class after its inception on 6/20/94.

Past performance is not predictive of future results.

HIGHMARK BLUE CHIP GROWTH FUND

The HighMark Blue Chip Growth Fund seeks long-term capital growth by investing primarily in a diversified portfolio of seasoned, large-capitalization growth companies.

For the six months ended January 31, 1998, the HighMark Blue Chip Growth Fund returned -1.43% (Fiduciary Shares). In comparison, the Lipper Growth Funds Average was up 1.19%. The unmanaged Standard & Poor's 500 Stock Index, generally considered to be representative of the U.S. stock market, was up 3.56% for the period.

The HighMark Blue Chip Growth Fund is sub-advised by a team of investment professionals from Bank of Tokyo-Mitsubishi Trust Company. The team is led by Edmond Chin, CFA, who has 15 years of experience in the investment field. Mr. Chin holds a bachelor's degree in biology from Cornell University.

WHAT FACTORS AFFECTED YOUR PERFORMANCE?

On the positive side, the technology, healthcare and financial sectors continued to post strong earnings growth, thereby boosting performance in these investments. On the negative side, the escalating concerns over the economic crisis in Asia have caused investors to sell off any stocks they perceive to have any amount of sales to this region, especially technology stocks. This has produced an oversold position in the technology stocks, which has negatively affected performance. This situation should correct itself over time, but the Asian economic crisis may continue to be a major factor on performance in the near-term.

WHAT IS YOUR INVESTMENT STRATEGY?

The strategy of the HighMark Blue Chip Growth Fund is to invest in large-capitalization companies that are dominant market leaders with consistent earnings growth greater than the overall market. The companies tend to have a high return on invested capital, the ability to generate free cash flow and a strong management team. Because growth is not homogeneously distributed throughout the economy, the holdings tend to be concentrated in the growth areas of the economy such as technology, healthcare and financial services. The portfolio employs a buy and hold strategy that maximizes the returns on this investment philosophy.

WHAT ARE SOME OF YOUR TOP HOLDINGS?

Peoplesoft (1.7% of the portfolio) is the top technology holding in the portfolio. The company, which is growing at a 50% annual rate, designs software which enables corporations to retrieve and use stored data more efficiently. Boston Scientific (1.6%), growing at a 25% rate, is one of the leading providers of medical technology products for minimally invasive procedures. These products range from balloon angioplasty catheters, stents, vascular and urological grafts, and endoscopic devices. These devices greatly reduce the cost of health care by minimizing the recuperative time spent in the hospital.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


The Money Store (1.6%) is our top investment in financial services. It is a leading national consumer lending company, specializing in home-equity loans. The Money Store offers an attractive alternative to high interest credit card balances by consolidating these bills into a home-equity loan with a lower interest rate. The company is a leader in the use of information technology to analyze the credit worthiness of potential customers and has one of the most conservative balance sheets in the industry.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We intend for the portfolio to continue to emphasize the technology, healthcare and financial sectors. The growth rates of these industries are considerably higher than the 8-10% growth forecasted for the S&P 500. We believe that information technology should continue to allow companies to manage their organizations and to compete more effectively. Cost effective delivery of healthcare products and services is the basis on which we intend to select our healthcare holdings. The managed care phenomenon puts the onus on healthcare companies to balance medical results with fiscal prudence. Lastly, we believe that deregulation of the financial industry, and the resulting efficiency it brings, will be the growth engine for our investments in financial services stocks.

While the long-term outlook for the investments in the portfolio is strong, the economic crisis in Asia may temporarily slow down the U.S. economy as Asian demand for U.S. products decline, and Asian imports compete more effectively in our home markets. We are closely monitoring these events, and the investments are being scrutinized for excessive exposure to Asian markets.

                         HIGHMARK BLUE CHIP GROWTH FUND

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
                HIGHMARK BLUE CHIP GROWTH FUND VERSUS THE S&P 500
                STOCK INDEX, AND THE LIPPER GROWTH FUNDS AVERAGE.


[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

         HIGHMARK BLUE CHIP   S&P 500 COMPOSITE  LIPPER GROWTH
            GROWTH FUND             INDEX        FUNDS AVERAGE

2/28/94      $10,000                $10,000        $10,000
   7/94        9,651                  9,920          9,538
   7/95       12,114                 12,506         11,966
   7/96       13,548                 14,576         13,137
   7/97       19,699                 22,172         18,838
   1/98       19,417                 22,961         19,062



                                         Annualized   Annualized
                  Six Month   One Year     3 Year      Inception
                   Return      Return      Return       to Date
------------------------------------------------------------------
  Fiduciary        -1.43%      18.35%      25.21%       17.45%
------------------------------------------------------------------

Past performance is not predictive of future results. Performance presented from February 1, 1994 (commencement of operations Fiduciary Shares) to April 25, 1997 reflects the performance of the Stepstone Blue Chip Fund.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


HIGHMARK EMERGING GROWTH FUND

The HighMark Emerging Growth Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities of small-capitalization, emerging-growth companies.

For the six months ended January 31, 1998, the HighMark Emerging Growth Fund returned 0.17% (Fiduciary Shares). In comparison, the average small capitalization fund as measured by Lipper Small Cap Funds Average was up 2.19% during the period. The Frank Russell 2000 Index, which measures the performance of the 2000 smallest companies in the Russell 3000 Index, rose 0.75% for the six month period.

The HighMark Emerging Growth Fund is sub-advised by a team of investment professionals from Bank of Tokyo-Mitsubishi Trust Company. The team is led by Seth Shalov, who has 14 years of experience in the investment field. Mr. Shalov holds an MBA from Rutgers University.

WHAT FACTORS AFFECTED YOUR PERFORMANCE?

The small-cap universe is divided into growth and value. Growth companies are growing their sales and earnings at faster than average rate. Value companies are those selling at a discount to their intrinsic value. In general "growth" stocks significantly underperformed "value" style equities during the period. We invest in companies with rapidly expanding sales, healthy margins and earnings supported by a solid balance sheet. Because we are buying rapidly growing companies, valuation levels tend to be expensive relative to the market as a whole. When the economy grows sharply as it did in 1997, the growth stocks do not perform as well since investors don't need to pay the premium that growth stocks warrant. When comparing our results to most growth stock indexes, the Fund's returns were competitive.

The second factor adversely affecting our performance was our emphasis on technology, a major component of growth stock investing. As a group, small-cap technology companies performed relatively poorly during the period, causing the Fund to lag overall market performance. However, we expect our technology investments to outperform the market over the long term.

WHAT ARE SOME ATTRACTIVE STOCKS IN THE PORTFOLIO?

Our largest position is Saville Systems Ireland (2.7% of the portfolio), a software company that creates billing solutions for global telecommunication service providers. The company continues to see dramatic growth in both domestic and international markets. Another large position is Astoria Financial (2.3%), one of the largest savings & loans in the country. Astoria, based in the New York metropolitan area, is growing rapidly and is led by a strong management team that owns more than 10% of the stock. We recently added Sylvan Learning Systems (1.0%), which provides private education and testing services for individuals, schools and industry. We expect the company to benefit from the growing need and demand for continuing education.

WILL SMALL-CAP STOCKS BE HURT BY THE ASIAN ECONOMIC CRISIS?

Small-cap stocks fared poorly during late 1997 as investors sought refuge in the large liquid companies. However, most small-cap stocks have limited international exposure, and earnings growth should hold up relatively well.

WHAT IS YOUR OUTLOOK?

We believe that small-cap stocks will again outperform the broader markets once the capital markets begin to understand the financial and economic implications of the Asian currency realignments. The fear of the unknown tends to limit the short-term appeal of small-cap stocks. The fundamental factors that favor smaller stocks include a more favorable earnings outlook, relatively depressed valuations, the reduction in the capital gains rate and the investment flows away from foreign small-cap stock markets.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


                          HIGHMARK EMERGING GROWTH FUND

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
           HIGHMARK EMERGING GROWTH FUND VERSUS THE FRANK RUSSELL 2000
              GROWTH INDEX, AND THE LIPPER SMALL-CAP FUNDS AVERAGE.

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS]

         HIGHMARK EMERGING    FRANK RUSSELL 2000      LIPPER SMALL-CAP
            GROWTH FUND          GROWTH INDEX          FUNDS AVERAGE

2/28/94      $10,000                $10,000                $10,000
   7/94        9,282                  8,923                  9,118
   7/95       11,888                 11,932                 12,046
   7/96       13,258                 12,291                 13,350
   7/97       16,455                 15,396                 17,665
1/31/98       16,483                 15,511                 18,051



                                         Annualized  Annualized
                 Six Month   One Year      3 Year     Inception
                  Return      Return       Return      to Date
-----------------------------------------------------------------
  Fiduciary        0.17%       6.88%       19.24%      12.82%
-----------------------------------------------------------------

Past performance is not predictive of future results. Performance presented from February 1, 1994 (commencement of operations Fiduciary Shares) to April 25, 1997 reflects the performance of the Stepstone Emerging Growth Fund.

HIGHMARK INTERNATIONAL EQUITY FUND

The HighMark International Equity Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of non-U.S. issues.

For the six months ended January 31, 1998, the HighMark International Equity Fund returned -12.25% (Fiduciary Shares). In comparison, the Lipper International Funds Average returned -6.89%. The unmanaged Morgan Stanley Capital International EAFE Index, a benchmark made up of companies in 20 nations, returned -5.82% for the period.

On January 1, 1998, AXA Asset Management Partenaires assumed responsibility as sub-advisor for the management of the Fund. AXA Asset Management Partenaires is part of the AXA Group, one of the world's largest money management firms with $495 billion under management. The HighMark International Equity Fund is subadvised by an investment team led by Robert de Guigne, who has 10 years of experience in the investment field. Mr. Guigne holds an engineering degree from l'Ecole Speciale de Mechanique et d'Electricite in Paris.

WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO?

Prior to our involvement, the portfolio was managed very closely to the benchmark, with very few deviations. We're still managing this portfolio against the EAFE Index, but we're taking a more active policy in terms of country allocation and stock selection in an effort to generate higher returns than the benchmark. In addition, we have pared down the portfolio from about 200 stocks to 100 larger issues in an effort to reduce costs and boost liquidity. We will focus on growth at a reasonable price in Europe, Japan and the rest of Asia. Our advantage is that we have local equity teams throughout the United Kingdom, Europe, Japan and Hong Kong.

LET'S TALK ABOUT SOME OF YOUR IDEAS IN EUROPE.

We believe that opportunities in Europe come from two types of companies: those which are well-managed and able to achieve growing earnings and those which are benefiting from the trend toward consolidation. Among these, in particular, are pharmaceuticals and financial services. The stock with the biggest weighting in the portfolio is Glaxo Wellcome PLC (2.1%), the world's largest pharmaceutical company. The company is a formidable force in the research, development and marketing of new therapies. In financial services, Lloyd TSB Group (1.7%) has a very powerful franchise in the U.K. It had problems in the beginning of the 1980s trying to diversify in Latin America but has since refocused on its traditional activities. For the past few years, the company has generated returns on equity of about 35%. The portfolio has a heavy weighting in telecommunications, including Ericcson (0.6%), a century-old Swedish telecommunications supplier which competes with such industry giants as Motorola and Nokia.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


IN EUROPE, WHAT'S THE INVESTMENT IMPACT OF A UNIFIED CURRENCY?

Although the trend has largely been reflected in stock prices, the overall impact is to lower interest rates amongst European countries, such as Italy, Portugal and Spain. Currently, the French ten-year interest rate is 4.99%, the same as Germany. In contrast, the ten-year U.K. interest rate is 5.94%. The U.K. has elected not to participate in the currency union.

IT LOOKS LIKE THINGS ARE CALMING DOWN IN ASIA. WHAT'S YOUR VIEW?

We have to distinguish three types of countries in Asia. First, we should look at the big healthy countries which are running surpluses, which have low current account deficits and which have very important foreign exchange reserves. These are China, Taiwan, Singapore and Hong Kong. The second group of countries are those that have made decisions regarding the economic crisis. These countries are Thailand, Korea and the Philippines. They made the decision to open their economies to foreign investors. Then there's a third group of countries which have not made the right decisions, such as Indonesia and Malaysia, where we have a significant underweight. Telecommunications is one of the few bright spots in Asia, and the portfolio reflects that with a position in Singapore Telecommunications (0.01%).

WHAT IS YOUR OUTLOOK FOR THE FUND?

We expect to be overweighted in Europe, neutral in Japan and remain negative on the rest of Asia. But we'll continue to pick stocks that we see as oversold in Asia, primarily telecommunications companies. We continue to see increasing demand for equities throughout the world, particularly from U.S. institutions seeking diversification, as well as individual investors, many of whom currently have no exposure to international markets.

                       HIGHMARK INTERNATIONAL EQUITY FUND

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
          HIGHMARK INTERNATIONAL EQUITY FUND, VERSUS THE MORGAN STANLEY MSCI EAFE INDEX, AND THE LIPPER INTERNATIONAL FUNDS AVERAGE.


[LINE GRAPH OMIITTED--PLOT POINTS AS FOLLOWS]

     HIGHMARK INTERNATIONAL    LIPPER INTERNATIONAL      MORGAN STANLEY
          EQUITY FUND              FUNDS AVERAGE        MSCI EAFE INDEX
2/28/95      $10,000                $10,000                $10,000
   7/95       11,143                 11,368                 11,323
   7/96       11,650                 11,770                 11,980
   7/97       12,585                 13,902                 14,902
1/31/98       11,043                 13,093                 13,875


                                                     Annualized
                        Six Month      One Year       Inception
                         Return         Return         to Date
-----------------------------------------------------------------
  Fiduciary              -12.25%        -1.64%          3.01%
-----------------------------------------------------------------

Past performance is not predictive of future results. Performance presented from February 1, 1995 (commencement of operations Fiduciary Shares) to April 25, 1997 reflects the performance of the Stepstone International Equity Fund.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------
================================================================================
U.S. TREASURY BILLS* -- 12.7%
================================================================================
       5.589%, 02/05/98 (A)       $ 32,764 $  32,744
       5.317%, 02/26/98              1,350     1,345
       5.352%, 03/05/98             15,053    14,984
       5.141%, 03/12/98                301       299
       5.265%, 03/26/98                986       978
       5.389%, 04/02/98 (A)         25,000    24,781
       5.461%, 04/30/98 (A)         46,082    45,486
                                           ---------
     TOTAL TREASURY BILLS
       (Cost $120,617)                       120,617
                                           ---------
================================================================================
U.S. TREASURY NOTES -- 94.9%
================================================================================
       5.000%, 01/31/98 (A)        163,416   163,415
       5.625%, 01/31/98             14,323    14,323
       7.250%, 02/15/98            164,808   164,924
       5.125%, 02/28/98             42,067    42,047
       6.125%, 03/31/98             97,739    97,843
       7.875%, 04/15/98              2,231     2,242
       5.125%, 04/30/98             26,035    25,994
       5.875%, 04/30/98            116,130   116,233
       6.125%, 05/15/98             50,000    50,109
       6.000%, 05/31/98            184,259   184,548
       6.125%, 08/31/98             37,494    37,659
                                           ---------
     TOTAL TREASURY NOTES
       (Cost $899,337)                       899,337
                                           ---------
================================================================================
U.S. TREASURY STRIPS* -- 1.7%
================================================================================
       5.651%, 02/15/98             15,632    15,595
                                           ---------
     TOTAL U.S. TREASURY STRIPS
       (Cost $15,595)                         15,595
                                           ---------
   TOTAL INVESTMENTS -- 109.3%
     (Cost $1,035,549)                     1,035,549
                                           ---------
   OTHER ASSETS AND LIABILITIES,
     NET -- (9.3%)                           (87,799)
                                           ---------

--------------------------------------------------------------------------------
DESCRIPTION                               VALUE (000)
--------------------------------------------------------------------------------
================================================================================
NET ASSETS:
================================================================================
     Fund Shares of Fiduciary Class
       (unlimited authorization --
       no par value) based on
       286,754,286 outstanding
       shares of beneficial interest       $ 286,754
     Fund Shares of Retail Class A
       (unlimited authorization --
       no par value) based on
       660,958,487 outstanding
       shares of beneficial interest         660,958
     Undistributed net investment income          52
     Accumulated net realized loss
       on investments                            (14)
                                           ---------
   TOTAL NET ASSETS -- 100.0%              $ 947,750
                                           =========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY CLASS        $1.00
                                           =========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- RETAIL CLASS A         $1.00
                                           =========

--------------------------------------------------------------------------------
* REPRESENTS THE AVERAGE EFFECTIVE YIELD AT DATE OF PURCHASE.
STRIPS -- SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT
    JANUARY 31, 1998 (SEE FOOTNOTE 2). THE TOTAL VALUE OF SECURITIES ON LOAN AT JANUARY 31, 1998 WAS $165,761,250.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
DIVERSIFIED MONEY MARKET FUND
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CERTIFICATES OF DEPOSIT - DOMESTIC -- 6.3%
================================================================================
     Bankers Trust Company,
       New York
       5.910%, 07/17/98            $10,000 $   9,996
       5.950%, 09/09/98             52,400    52,394
     Regions Bank
       5.670%, 03/04/98             20,000    20,000
     SouthTrust Bank, N.A.
       5.660%, 07/07/98             50,000    50,000
                                           ---------
     TOTAL CERTIFICATES OF DEPOSIT
        - DOMESTIC
       (Cost $132,390)                       132,390
                                           ---------
================================================================================
CERTIFICATES OF DEPOSIT - YANKEE -- 18.6%
================================================================================
     Bank of Nova Scotia, Portland
       5.800%, 10/06/98             15,000    15,017
     Barclays Bank PLC, New York
       5.800%, 02/12/98             50,000    50,000
     Bayerische Vereinsbank, A.G.,
       New York
       5.640%, 02/02/98             25,000    25,000
     Canadian Imperial
       Bank of Commerce,
       New York
       5.800%, 03/18/98             50,000    50,000
       5.590%, 04/07/98             37,000    37,006
     Creditanstalt-Bankverein,
       New York
       5.745%, 04/21/98             50,000    50,000
     Rabobank Nederland N.V.,
       New York
       5.980%, 03/20/98             50,000    50,006
       5.690%, 03/30/98             30,000    29,999
     Swiss Bank Corp.,
       New York
       5.750%, 02/17/98             85,000    85,001
                                           ---------
     TOTAL CERTIFICATES OF DEPOSIT - YANKEE
       (Cost $392,029)                       392,029
                                           ---------
================================================================================
EURODOLLAR CERTIFICATES OF DEPOSIT -- 10.4%
================================================================================
     ABN AMRO Bank N.V., London
       5.730%, 02/27/98             40,000    40,001

--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
EURODOLLAR CERTIFICATES OF DEPOSIT (continued)
================================================================================
     Bayerische Vereinsbank,
       A.G., London
       5.810%, 05/20/98            $50,000 $  50,001
     Dresdner Bank A.G., London
       5.750%, 04/20/98             45,000    45,000
     Toronto Dominion Bank, London
       5.800%, 06/18/98             34,000    34,033
     Westdeutsche Landesbank
       Girozentrale, London
       5.620%, 04/07/98             50,000    50,004
                                           ---------
     TOTAL EURODOLLAR CERTIFICATES
       OF DEPOSIT
       (Cost $219,039)                       219,039
                                           ---------
================================================================================
BANK NOTES -- 7.6%
================================================================================
     Bank of America NT&SA,
       San Francisco, CA.
       5.510%, 07/27/98             50,000    50,002
     FCC National Bank,
       Wilmington, De.
       5.680%, 02/18/98             50,000    50,000
     First National
       Bank of Chicago
       5.650%, 04/06/98             10,000    10,001
     U.S. Bank, N.A. (A)
       5.493%, 02/17/98             50,000    49,978
                                           ---------
     TOTAL BANK NOTES
       (Cost $159,981)                       159,981
                                           ---------
================================================================================
COMMERCIAL PAPER* -- 22.8%
================================================================================
   AUTOMOTIVE -- 2.7%
     Daimler-Benz North
       America Corp.
       5.652%, 02/20/98             18,000    17,947
     Toyota Motor Credit Corp.
       5.806%, 02/23/98             40,000    39,860
                                           ---------
                                              57,807
                                           ---------
   BANKS -- 7.4%
     Abbey National North
       America Corp.
       5.445%, 04/14/98             32,000    31,656
     JP Morgan & Co., Inc.
       5.507%, 07/13/98             26,600    25,958


The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
DIVERSIFIED MONEY MARKET FUND (continued)
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMERCIAL PAPER* -- (continued)
================================================================================
     National Australia Funding
       (De), Inc.
       5.487%, 05/13/98            $50,000  $ 49,244
     Toronto Dominion Holdings
       (USA), Inc.
       5.526%, 05/08/98             50,000    49,276
                                           ---------
                                             156,134
                                           ---------
   BROKERAGE -- 2.8%
     Bear Stearns Companies, Inc.
       5.774%, 03/12/98             40,000    39,754
       5.618%, 04/29/98             20,000    19,733
                                           ---------
                                              59,487
                                           ---------
   BUSINESS CREDIT INSTITUTIONS -- 4.7%
     Ciesco, L.P.
       5.829%, 02/12/98             50,000    49,912
     Corporate Receivables Corp.
       5.522%, 04/24/98             50,000    49,379
                                           ---------
                                              99,291
                                           ---------
   CHEMICALS -- 0.5%
     Akzo Nobel Inc.
       5.833%, 03/09/98             10,000     9,943
                                           ---------
   MULTIPLE INDUSTRY -- 4.7%
     BTR Dunlop Finance Inc.
       5.517%, 07/13/98             50,000    48,792
     General Electric Capital Corp.
       5.683%, 02/02/98             50,000    49,992
                                           ---------
                                              98,784
                                           ---------
     TOTAL COMMERCIAL PAPER
       (Cost $481,446)                       481,446
                                           ---------

--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CORPORATE OBLIGATIONS -- 5.4%
================================================================================
     Associates Corp. of North
       America (A) Medium
       Term Note
       5.680%, 02/02/98            $25,000  $ 24,999
     Credit Suisse
       First Boston Inc.,
       144A Corp. Bond
       5.915%, 03/16/98              9,000     9,001
     Goldman Sachs Group L.P.
       Master  Demand Note (A)
       5.750%, 02/02/98             50,000    50,000
     Merrill Lynch & Co., Inc.
       Medium Term Note (A)
       5.870%, 02/02/98             30,000    30,006
                                           ---------
     TOTAL CORPORATE OBLIGATIONS
       (Cost $114,006)                       114,006
                                           ---------
================================================================================
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.1%
================================================================================
     Federal Home Loan Bank (A)
       5.679%, 02/04/98             65,000    64,991
                                           ---------
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
       (Cost $64,991)                         64,991
                                           ---------
================================================================================
YANKEE DOLLAR BANKERS ACCEPTANCE -- 2.5%
================================================================================
     Royal Bank of Canada
       (New York)
       5.570%, 02/05/98             36,170    36,149
       5.570%, 02/06/98             17,525    17,512
                                           ---------
     TOTAL YANKEE DOLLAR BANKERS ACCEPTANCE
       (Cost $53,661)                         53,661
                                           ---------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
DIVERSIFIED MONEY MARKET FUND (concluded)
--------------------------------------------------------------------------------
DESCRIPTION                     PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
REPURCHASE AGREEMENTS -- 23.1%
================================================================================
     BZW Securities, Inc.
       5.58%, dated 01/30/98,
       matures 02/02/98,
       repurchase price
       $153,960,631
      (collateralized by
       various U.S. Government
       Obligations, total par
       value $157,659,000,
       0.00%-6.00%,
       03/10/98-01/22/03:
       total market
       value $156,967,476)       $153,889  $ 153,889
     JP Morgan Securities, Inc.
       5.59%, dated 01/30/98,
       matures 02/02/98,
       repurchase price
       $332,133,536
       (collateralized by
       various U.S. Government
       Obligations, total
       par value $334,724,000,
       0.00%-9.40%,
       02/02/98-06/15/44:
       total market
       value $338,620,560)       331,979     331,979
                                           ---------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $485,868)                       485,868
                                           ---------
   TOTAL INVESTMENTS -- 99.8%
     (Cost $2,103,411)                     2,103,411
                                           ---------
   OTHER ASSETS AND LIABILITIES, NET -- 0.2%   4,373
                                           ---------

--------------------------------------------------------------------------------
DESCRIPTION                               VALUE (000)
--------------------------------------------------------------------------------

================================================================================
NET ASSETS:
================================================================================
     Fund Shares of Fiduciary Class
       (unlimited authorization --
       no par value) based on
       1,133,407,233 outstanding
       shares of beneficial interest      $1,133,407
     Fund Shares of Retail Class A
       (unlimited authorization --
       no par value) based on
       975,804,744 outstanding
       shares of beneficial interest         975,805
     Accumulated net realized loss
       on investments                         (1,428)
                                          ----------
   TOTAL NET ASSETS -- 100.0%             $2,107,784
                                          ==========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY CLASS        $1.00
                                          ==========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- RETAIL CLASS A         $1.00
                                          ==========

--------------------------------------------------------------------------------
* REPRESENTS THE AVERAGE EFFECTIVE YIELD AT DATE OF PURCHASE FOR DISCOUNTED SECURITIES.
(A) ADJUSTABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JANUARY 31, 1998. THE MATURITY DATE SHOWN
    IS THE NEXT RESET DATE.


The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
DESCRIPTION                       PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CALIFORNIA MUNICIPAL BONDS -- 98%
================================================================================
     Anaheim Public Improvement
       Corporation, 1995 Police
       Facilities Refinancing
       Project, COP, VRDN,
       AMBAC Insured (A) (B) (C)
       3.150%, 02/07/98            $ 3,400   $ 3,400
     Anaheim, Housing Authority,
       Bel Page Project,
       VRDN (A) (B) (C)
       3.200%, 02/07/98              6,000     6,000
     Alternative Energy Source
       Finance Authority,
       GE Capital Corporation-
       Arroyo Energy Project,
       VRDN (A) (B) (C)
       3.250%, 02/01/98              1,100     1,100
     Camarillo, Multi-Family
       Housing Revenue,
       Heritage Park Apartments,
       VRDN (A) (B) (C)
       3.200%, 02/07/98              1,900     1,900
     Contra Costa Transportation
       Authority, Ser A,
       Escrowed to Maturity, RB
       6.100%, 03/01/98              1,000     1,002
     Contra Costa, California Water
       District, TECP
       3.350%, 04/07/98              5,000     5,000
       3.625%, 06/09/98              1,500     1,500
     East Bay, Municipal Utility
       District, TECP
       3.600%, 02/18/98              2,400     2,400
       3.550%, 04/09/98              6,200     6,200
     Education Facilities Authority,
       Carnegie Institute, TECP
       3.750%, 03/23/98              5,000     5,000
     Glendale, Unified School
       District, GO, FGIC Insured
       5.500%, 09/01/98              3,420     3,453
     Health Facility Authority,
       Catholic West
       Ser 97 B, VRDN (A) (B) (C)
       3.200%, 02/07/98              3,000     3,000


--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CALIFORNIA MUNICIPAL BONDS (continued)
================================================================================
     Health Facility Authority,
       Catholic West Ser 97 C,
       VRDN (A) (B) (C) 3.200%,
       02/07/98                    $ 3,000   $ 3,000
     Health Facilities Authority,
       Enloe Memorial Hospital,
       VRDN, RB (A) (B) (C)
       3.250%, 02/07/98              3,000     3,000
     Health Facilities
       Finance Authority,
       Adventist Health Systems,
       VRDN, RB (A) (B) (C)
       3.200%, 02/07/98              1,500     1,500
     Health Facilities
       Financing Authority,
       Catholic Health Care, Ser A,
       VRDN, RB (A) (B) (C)
       3.200%, 02/07/98             11,100    11,100
     Health Facilities
       Finance Authority,
       Memorial Health Services,
       VRDN, RB (A) (B)
       3.200%, 02/07/98             13,740    13,740
     Health Facilities
       Finance Authority,
       Pool Program, Ser A,
       VRDN, RB (A) (B) (C)
       3.150%, 02/07/98              2,410     2,410
     Health Facilities
       Finance Authority,
       Pooled Loan Program,
       Ser B, VRDN, RB,
       FGIC Insured (A) (B)
       3.150%, 02/07/98              4,100     4,100
     Health Facilities
       Finance Authority,
       Santa Barbara Cottage,
       Ser B, VRDN, RB
       (A) (B) (C)
       3.200%, 02/07/98              3,920     3,920
     Health Facilities
       Finance Authority,
       Santa Barbara Cottage,
       Ser C, VRDN, RB
       (A) (B) (C)
       3.200%, 02/07/98              6,000     6,000
     Health Facilities
       Finance Authority,
       St. Francis Medical,
       Ser F, RB, VRDN,
       MBIA Insured (A)
       3.150%, 02/07/98              3,000     3,000


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND (continued)
--------------------------------------------------------------------------------
DESCRIPTION                       PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CALIFORNIA MUNICIPAL BONDS (continued)
================================================================================
     Health Finance Authority, Valley
       Presbyterian Hospital,
       RB MBIA Insured
       4.500%, 05/01/98            $ 1,400   $ 1,402
     Irvine Ranch Water District,
       VRDN, RB (A) (B) (C)
       3.550%, 02/01/98                300       300
     Kern County, Public
       Facilities Project,
       Ser B, COP, VRDN
       (A) (B) (C)
       3.200%, 02/07/98              4,300     4,300
     Livermore, Mortgage Revenue,
       Park Paseo Apartments Project,
       VRDN (A) (B) (C)
       3.150%, 02/07/98              3,700     3,700
     Livermore, Mortgage Revenue,
       Portola Meadows
       Apartments Project,
       VRDN (A) (B) (C)
       3.300%, 02/07/98              4,600     4,600
     Los Angeles, Wastewater System,
       TECP (C)
       3.400%, 02/12/98              1,200     1,200
       3.750%, 02/12/98              5,000     5,000
     Los Angeles, Capital Asset
       Lease Corp, TECP
       3.650%, 02/25/98              4,000     4,000
       3.400%, 03/13/98              3,000     3,000
     Los Angeles County,
       Public Works
       Financing Authority,
       Regional Park
       & Open Space District,
       Ser A, RB
       5.000%, 10/01/98             12,000    12,097
     Los Angeles County,
       Metropolitan
       Transportation Authority,
       Ser A, VRDN, RB
       MBIA Insured (A)
       3.150%, 02/07/98             17,200    17,200
     Los Angeles County,
       Pension Obligation,
       Ser B, GO, VRDN
       (A) (B) (C)
       3.150%, 02/07/98              2,000     2,000

--------------------------------------------------------------------------------
DESCRIPTION                       PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CALIFORNIA MUNICIPAL BONDS (continued)
================================================================================
     Los Angeles County,
       Pension Obligation,
       Ser C, RB, VRDN, AMBAC
       Insured (A) (B)
       3.150%, 02/07/98            $10,400  $ 10,400
     Los Angeles County,
       Ser A, VRDN, RB,
       FGIC Insured (A) (B)
       3.150%, 02/07/98              5,700     5,700
     Los Angeles, Department
       of Water & Power, TECP
       3.600%, 07/09/98              3,100     3,100
     Los Angeles Multi-Family
       Housing, Ser K,
       VRDN, RB (A) (B)
       3.450%, 02/07/98             14,300    14,300
     Los Angeles, Unified
       School District
       Authority, Belmont
       Learning Complex
       Project, Ser A,
       VRDN (A) (B)
       3.350%, 02/07/98              1,700     1,700
     Metro Water District
       of Southern
       California, TECP
       3.750%, 02/12/98              2,000     2,000
       3.650%, 05/15/98              2,300     2,300
     Modesto Multi-Family Housing,
       Live Oak Project,
       VRDN, RB (A) (B)
       3.200%, 02/07/98              2,400     2,400
     MSR Public Power Agency,
       San Juan Project,
       Ser B, VRDN, RB,
       AMBAC Insured (A) (B)
       3.200%, 02/07/98              2,000     2,000
     MSR Public Power Agency,
       San Juan Project,
       Ser E, VRDN, RB,
       MBIA Insured (A) (B)
       3.200%, 02/07/98              5,000     5,000
     Ontario Industrial Development
       Authority, Winsford Partners
       Project, Ser A, VRDN,
       RB (A) (B) (C)
       3.200%, 02/07/98              2,000     2,000
     Orange County, Apartment
       Development Authority, Wood
       Canyon Villas, AMT (A)
       3.350%, 02/07/98              2,000     2,000

The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND (continued)
--------------------------------------------------------------------------------
DESCRIPTION                        PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CALIFORNIA MUNICIPAL BONDS (continued)
================================================================================
     Orange County, Transportation
       Authority, TECP
       3.400%, 05/15/98            $ 3,000   $ 3,000
     Orange County Water
       District TECP
       3.400%, 05/08/98              8,200     8,200
     Oxnard Housing Authority,
       Seawind Apartment Projects,
       Ser A, VRDN, RB
       (A) (B) (C)
       3.600%, 02/07/98              2,775     2,775
     Pasadena, Rose Bowl
       Improvements Project,
       VRDN, COP (A) (B) (C)
       3.350%, 02/07/98              2,000     2,000
     Pollution Control
       Finance Authority,
       Southern California Edison,
       Ser A, VRDN, RB (A) (B)
       3.700%, 02/01/98              1,500     1,500
     Pollution Control
       Finance Authority,
       Burney Forest, VRDN, RB
       (A) (B) (C)
       3.650%, 02/01/98             21,300    21,300
     Pollution Control
       Finance Authority,
       Chevron U.S.A. Project,
       VRDN, RB (A) (B)
       4.000%, 02/07/98              2,585     2,585
     Pollution Control
       Finance Authority,
       Delano Project 1989,
       VRDN, RB (A) (B) (C)
       3.700%, 02/01/98              5,400     5,400
     Pollution Control
       Finance Authority,
       Delano Project 1990,
       VRDN, RB (A) (B) (C)
       3.700%, 02/01/98              3,200     3,200
     Pollution Control
       Finance Authority,
       Delano Project 1991,
       VRDN, RB (A) (B) (C)
       3.700%, 02/01/98             10,400    10,400
     Pollution Control
       Finance Authority,
       Exxon Project, VRDN,
       RB (A) (B) (C)
       3.250%, 02/01/98              5,000     5,000

--------------------------------------------------------------------------------
DESCRIPTION                        PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CALIFORNIA MUNICIPAL BONDS (continued)
================================================================================
     Pollution Control
       Finance Authority,
       Honey Lake Power Project,
       VRDN, RB (A) (B) (C)
       3.700%, 02/01/98            $ 4,700   $ 4,700
     Pollution Control
       Finance Authority,
       Southern California Edison,
       Ser C, VRDN, RB (A) (B)
       3.700%, 02/01/98              1,100     1,100
     Pollution Control
       Finance Authority,
       Southern California Edison,
       Ser D, VRDN, RB (A) (B)
       3.700%, 02/01/98                400       400
     Pollution Control Revenue,
       Southern California Edison
       Project, TECP
       3.650%, 02/26/98              1,000     1,000
     Rancho Mirage, Eisenhower
       Medical Center, VRDN
       (A) (B)
       3.350%, 02/07/98              6,800     6,800
     Regents of University of
       California, TECP
       3.650%, 05/13/98              5,000     5,000
     Riverside County,
       Riverside County
       Public Facilities,
       COP, Ser 1985 A,
       VRDN (A) (B) (C)
       3.200%, 02/07/98             14,500    14,500
     Riverside County, TRAN,
       Ser A
       4.500%, 06/30/98              7,500     7,516
     Sacramento, California
       Municipal Utility
       District Electric,
       RB, VRDN (A) (B)
       7.875%, 02/07/98              5,315     5,533
     San Bernadino County Housing
       Authority, Victoria Terrace,
       Project A, VRDN, RB
       (A) (B) (C)
       3.250%, 02/07/98              2,450     2,450
     San Bernadino County Housing
       Authority, Western #3 Project,
       VRDN, RB (A) (B) (C)
       3.000%, 02/07/98              2,500     2,500

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND (continued)
--------------------------------------------------------------------------------
DESCRIPTION                        PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CALIFORNIA MUNICIPAL BONDS (continued)
================================================================================
     San Bernadino County
       Housing Authority,
       Western #4 Project,
       VRDN, RB (A) (B) (C)
       3.000%, 02/07/98            $ 2,500   $ 2,500
     San Diego California
       Sales Tax Revenue, TECP
       3.650%, 05/15/98              4,000     4,000
     San Diego Housing Authority,
       Carmel Del Mar Apartments,
       Ser A, VRDN, RB (A) (B) (C)
       3.300%, 02/07/98              1,000     1,000
     San Diego Housing Authority,
       Multi-Family Housing,
       VRDN, RB (A) (B) (C)
       3.200%, 02/07/98              1,905     1,905
     San Diego Housing Authority,
       University Town Center
       Apartments, VRDN, RB
       (A) (B)
       3.000%, 02/07/98              2,600     2,600
     San Diego, Transportation
       Authority Sales Tax
       Revenue, TECP
       3.450%, 02/04/98              7,400     7,400
     San Joaquin County
       Transportation
       Authority, TECP
       3.650%, 03/06/98              5,000     5,000
     San Mateo, TRAN
       4.500%, 07/01/98             12,000    12,033
     Santa Clara, Fox Chase
       Apartments, VRDN,
       FGIC Insured (A) (B)
       3.150%, 02/07/98              3,000     3,000
     Santa Clara, Unified School
       District, GO, FGIC Insured
       7.000%, 08/01/98              2,500     2,538
     Santa Magarita, Dana Point
       Authority, RB,
       AMBAC Insured
       4.250%, 08/01/98              1,905     1,910
     Southern California Metro
       Water District, Ser A, VRDN,
       RB, AMBAC Insured (A)
       3.150%, 02/07/98              7,500     7,500

--------------------------------------------------------------------------------
DESCRIPTION                        PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CALIFORNIA MUNICIPAL BONDS (continued)
================================================================================
     Southern California Public
       Power Authority,
       Transmission Project
       Revenue, AMBAC Insured,
       VRDN, RB (A) (B) (C)
       3.150%, 02/07/98            $ 7,900   $ 7,900
     Southern California State
       Public Power Revenue Bond
       Transmission Project, Ser B,
       VRDN (A) (B) (C)
       3.200%, 02/07/98              5,000     5,000
     Statewide Community
       Developments, St. Joseph
       Health System Project,
       COP (A) (B) (C)
       4.000%, 07/01/98              1,595     1,596
     Statewide Communities
       Development Authority,
       Irvine County Project,
       Ser A-1, VRDN, RB
       (A) (B) (C)
       3.150%, 02/07/98              9,065     9,065
     Statewide Communities
       Development Authority,
       North California Retirement,
       VRDN, RB, (A) (B) (C)
       3.550%, 02/01/98             15,300    15,300
     Statewide Communities
       Development Authority,
       St. Joseph Health System,
       COP, VRDN, RB (A) (B)
       3.200%, 02/07/98              1,600     1,600
     Statewide Communities
       Development Authority,
       TRAN, FSA Insured
       4.500%, 06/30/98              4,000     4,011
     State Economic Development
       Authority,
       VRDN (A) (B) (C)
       3.650%, 02/01/98              4,600     4,600
     State Housing Finance Agency,
       Multi-Family Housing, Ser B,
       VRDN, RB (A) (B) (C)
       3.300%, 02/07/98              3,200     3,200
     State Transportation
       Finance Authority,
       VRDN (A) (B) (C)
       3.550%, 02/07/98              2,000     2,000
     Tracy Multi-Family
       Housing Refunding, Sycamore
       Village Apartments,
       VRDN, RB (A) (B) (C)
       3.000%, 02/07/98              2,300     2,300


The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND (concluded)
--------------------------------------------------------------------------------
DESCRIPTION                        PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CALIFORNIA MUNICIPAL BONDS (continued)
================================================================================
     Turlock Irrigation District
       Transmission Projects,
       COP, Ser A, VRDN (A) (C)
       3.100%, 02/07/98            $ 4,050   $ 4,050
     University of California
       Regents TECP
       3.400%, 03/06/98              3,000     3,000
     Vallejo Housing
       Authority, Crow
       Western Project Phase II,
       VRDN, RB (A) (B) (C)
       3.300%, 02/07/98              5,200     5,200
     Vista, Multi-Family
       Housing Rate,
       VRDN (A) (B)
       3.200%, 02/07/98              2,640     2,640
     West Basin Municipal
       Water District,
       Phase II Recycled
       Water Project,
       Ser B, COP, VRDN
       (A) (B) (C)
       3.100%, 02/07/98              2,200     2,200
     West Basin Municipal
       Water District,
       Phase II Recycled
       Water Project,
       Ser C, COP, VRDN
       (A) (B) (C)
       3.200%, 02/07/98              2,000     2,000
     West Covina Redevelopment
       Agency, Lakes Public
       Parking Project,
       VRDN, RB (A) (B) (C)
       3.050%, 02/07/98              2,505     2,505
                                            --------
     TOTAL CALIFORNIA MUNICIPAL BONDS
       (Cost $449,836)                       449,836
                                            --------
================================================================================
CASH EQUIVALENTS -- 0.6%
================================================================================
     Provident California Tax Free
       Money Market                  2,429     2,429
     SEI California Tax Free
       Money Market                     30        30
                                            --------
     TOTAL CASH EQUIVALENTS
       (Cost $2,459)                           2,459
                                            --------
   TOTAL INVESTMENTS -- 99.1%
     (Cost $452,295)                         452,295
                                            --------
   OTHER ASSETS AND LIABILITIES,
      NET -- 0.9%                              4,313
                                            --------

--------------------------------------------------------------------------------
DESCRIPTION                               VALUE (000)
--------------------------------------------------------------------------------

================================================================================
NET ASSETS:
================================================================================
     Fund Shares of Fiduciary Class
       (unlimited authorization --
       no par value) based on
       203,744,353 outstanding
       shares of beneficial interest        $203,744
     Fund Shares of Retail Class A
       (unlimited authorization --
       no par value) based on
       252,929,169. outstanding shares
       of beneficial interest                252,929
     Distribution in excess of net
       investment income                          (1)
     Accumulated net realized loss
       on investments                            (64)
                                            --------
   TOTAL NET ASSETS -- 100.0%               $456,608
                                            ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY CLASS        $1.00
                                            ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- RETAIL CLASS A         $1.00
                                            ========

--------------------------------------------------------------------------------
(A) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JANUARY 31, 1998.
(B) PUT AND DEMAND FEATURE -- THE DATE REPORTED IS THE LESSER OF THE MATURITY
    OR THE PUT DATE.
(C) SECURITIES ARE HELD IN CONJUNCTION WITH A LETTER OF CREDIT BY A MAJOR COMMERCIAL BANK OR FINANCIAL INSTITUTION.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
COP -- CERTIFICATE OF PARTICIPATION
FGIC -- FEDERAL GUARANTY INSURANCE COMPANY
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA -- FINANCIAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
RB -- REVENUE BOND
SER -- SERIES
TECP -- TAX EXEMPT COMMERCIAL PAPER
TRAN -- TAX AND REVENUE ANTICIPATION NOTE
VRDN -- VARIABLE RATE DEMAND NOTE

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
U.S. GOVERNMENT AGENCY OBLIGATIONS-DISCOUNTED* -- 29.8%
================================================================================
     FHLB
       5.723%, 02/25/98            $13,716  $ 13,665
       5.735%, 03/20/98             13,000    12,905
       5.647%, 04/13/98             10,000     9,893
     FHLMC
       5.769%, 02/06/98             11,500    11,491
       5.507%, 04/13/98              4,450     4,403
     FNMA
       5.716%, 03/30/98             10,000     9,912
       5.731%, 04/24/98             10,000     9,874
       5.720%, 05/19/98             10,000     9,836
                                           ---------
     TOTAL U.S.GOVERNMENT AGENCY
       OBLIGATIONS-DISCOUNTED
       (Cost $81,979)                         81,979
                                           ---------
================================================================================
U.S. GOVERNMENT AGENCY OBLIGATIONS-COUPON BEARING -- 39.2%
================================================================================
     FFCB
       5.540%, 03/02/98             10,000     9,999
     FFCB (A)
       5.360%, 02/02/98             10,000     9,998
     FHLB
       5.579%, 01/27/99             10,000     9,997
       5.725%, 02/05/98              5,800     5,800
     FHLB (A)
       5.679%, 02/04/98             10,000     9,999
     FHLMC
       5.715%, 03/17/98             10,000    10,001
     FNMA
       5.690%, 03/13/98             17,000    17,002
     SLMA (A)
       5.469%, 02/03/98             15,000    15,000
       5.399%, 02/03/98             20,000    19,983
                                           ---------
     TOTAL U.S. GOVERNMENT AGENCY
       OBLIGATIONS-COUPON BEARING
       (Cost $107,779)                       107,779
                                           ---------

--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
REPURCHASE AGREEMENT -- 30.8%
================================================================================
     BZW Securities, Inc.
       5.58%, dated 01/30/98,
       matures 02/02/98, repurchase
       price $24,957,931
       (collateralized by
       U.S. Treasury Note,
       par value $23,948,000,
       9.25%, 08/15/98:
       market value $25,445,666)   $24,946  $ 24,946
     JP Morgan Securities, Inc.
       5.59%, dated 01/30/98,
       matures 02/02/98, repurchase
       price $59,838,176
       (collateralized by various
       U.S. Government Obligations,
       total par value
       $59,938,000, 0.00%-7.33%,
       04/24/98-12/15/43:
       total market
       value $61,006,748)            59,810   59,810
                                           ---------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $84,756)                         84,756
                                           ---------
   TOTAL INVESTMENTS -- 99.8%
     (Cost $274,514)                         274,514
                                           ---------
   OTHER ASSETS AND LIABILITIES, NET -- 0.2%     569
                                           ---------
================================================================================
NET ASSETS:
================================================================================
     Fund Shares of Fiduciary Class
       (unlimited authorization --
       no par value) based on
       223,068,704 outstanding
       shares of beneficial interest         223,069
     Fund Shares of Retail Class A
       (unlimited authorization --
       no par value) based on
       52,172,309 outstanding
       shares of beneficial interest          52,172
     Accumulated net realized loss
       on investments                           (158)
                                           ---------
   TOTAL NET ASSETS -- 100.0%               $275,083
                                           =========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY CLASS        $1.00
                                           =========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- RETAIL CLASS A         $1.00
                                           =========

--------------------------------------------------------------------------------
(A) ADJUSTABLE RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JANUARY 31, 1998. THE MATURITY DATE SHOWN
    IS THE NEXT RESET DATE.
FFCB -- FEDERAL FARM CREDIT BANK
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
SLMA -- STUDENT LOAN MARKETING ASSOCIATION

The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
INTERMEDIATE-TERM BOND FUND
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CORPORATE OBLIGATIONS -- 54.6%
================================================================================
   BANKING & FINANCE -- 23.4%
     Avco Financial Services
       7.375%, 08/15/01            $ 3,500 $   3,675
     Bankers Trust
       7.250%, 01/15/03              3,500     3,662
     Banponce
       6.750%, 12/15/05              2,000     2,057
     Commercial Credit
       6.200%, 11/15/01              2,000     2,027
     Fleet Financial
       7.125%, 04/15/06              5,000     5,250
     Ford Motor Credit
       8.200%, 02/15/02              4,000     4,315
     Lehman Brothers Holdings
       8.750%, 05/15/02              4,000     4,375
     Salomon
       7.300%, 05/15/02              4,000     4,175
     Sears Finance
       7.000%, 06/15/07              3,000     3,127
                                           ---------
                                              32,663
                                           ---------
   FOREIGN GOVERNMENTS -- 5.2%
     Province of Manitoba
       6.125%, 01/19/04              3,000     3,026
     Province of Ontario
       7.375%, 01/27/03              4,000     4,240
                                           ---------
                                               7,266
                                           ---------
   INDUSTRIAL -- 11.5%
     Du Pont (E.I.) de Nemours
       6.500%, 09/01/02              4,000     4,105
     General Motors
       8.950%, 07/02/09              4,455     5,011
     Lockheed Martin
       7.450%, 06/15/04              3,500     3,745
     McDonnell Douglas
       6.875%, 11/01/06              1,000     1,059
     Raytheon
       6.750%, 08/15/07              2,000     2,065
                                           ---------
                                              15,985
                                           ---------

--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CORPORATE OBLIGATIONS (continued)
================================================================================
   TELEPHONES & TELECOMMUNICATION -- 3.6%
     WorldCom
       9.375%, 01/15/04            $ 2,091 $   2,243
       7.750%, 04/01/07              2,500     2,719
                                           ---------
                                               4,962
                                           ---------
   UTILITIES -- 10.9%
     Arkansas Electric Cooperative
       7.330%, 06/30/08              2,310     2,463
     Oklahoma Gas & Electric
       6.650%, 07/15/27              2,500     2,622
     Old Dominion Electric
       7.480%, 12/01/13              5,550     6,015
     Pacific Gas & Electric
       8.750%, 01/01/01                780       842
     Panhandle Eastern
       7.875%, 08/15/04              3,000     3,259
                                           ---------
                                              15,201
                                           ---------
     TOTAL CORPORATE OBLIGATIONS
       (Cost $72,795)                         76,077
                                           ---------
================================================================================
U.S. TREASURY OBLIGATIONS -- 22.4%
================================================================================
     U.S. Treasury Notes
       8.250%, 07/15/98              5,000     5,066
       6.375%, 05/15/99              1,500     1,518
       6.250%, 05/31/00 (A)          5,000     5,096
       8.000%, 05/15/01              7,000     7,536
       6.250%, 06/30/02 (A)          3,000     3,096
       7.250%, 05/15/04 (A)          3,000     3,282
       7.875%, 11/15/04 (A)          5,000     5,664
                                           ---------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $30,627)                         31,258
                                           ---------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
INTERMEDIATE-TERM BOND FUND (concluded)
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 13.4%
================================================================================
     FHLMC
       7.000%, 09/01/01            $ 8,487 $   8,623
     FNMA
       6.850%, 05/26/00             10,000    10,042
                                           ---------
     TOTAL U.S. GOVERNMENT AGENCY
       MORTGAGE-BACKED OBLIGATIONS
       (Cost $18,514)                         18,665
                                           ---------
================================================================================
ASSET BACKED SECURITIES -- 6.9%
================================================================================
     American Express Master Trust
       7.150%, 08/15/99              4,000     4,032
     Chase Manhattan Auto
       Grantor Trust
       6.610%, 09/15/02              2,895     2,926
     J.C. Penney Master Credit
       Card Trust
       9.625%, 06/30/00              2,500     2,717
                                           ---------
     TOTAL ASSET BACKED SECURITIES
       (Cost $9,419)                           9,675
                                           ---------
================================================================================
REPURCHASE AGREEMENTS -- 8.2%
================================================================================
     JP Morgan Securities, Inc.
       5.59%, dated 01/30/98,
       matures 02/02/98, repurchase
       price $1,895,897
       (collateralized by U.S.
       Treasury Note,
       par value $1,832,000,
       6.875%, 07/31/99:
       market value $1,933,469)      1,895     1,895
     Lehman Brothers (B)
       5.70%, dated 01/30/98,
       matures 02/02/98, repurchase
       price $9,479,476
       (collateralized by
       various corporate
       obligations, 0.00%-9.502%,
       11/02/98-11/25/07: total
       market value $9,669,066)      9,475     9,475
                                           ---------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $11,370)                         11,370
                                           ---------
   TOTAL INVESTMENTS -- 105.5%
     (Cost $142,725)                         147,045
                                           ---------

--------------------------------------------------------------------------------
DESCRIPTION                                VALUE (000)
--------------------------------------------------------------------------------

   PAYABLE UPON RETURN OF
     SECURITIES LOANED -- (6.8%)           $  (9,475)
                                           ---------
   OTHER ASSETS AND LIABILITIES,
     NET -- 1.3%                               1,823
                                           ---------
================================================================================
NET ASSETS
================================================================================
     Fund Shares of Fiduciary Class
       (unlimited authorization --
       no par value)
       based on 12,967,600 outstanding
       shares of beneficial interest         133,425
     Fund Shares of Retail Class A
       (unlimited authorization --
       no par value)based on 467,416
       outstanding shares of
       beneficial interest                     5,393
     Distribution in excess of
       net investment income                     (44)
     Accumulated net realized loss
       on investments                         (3,701)
     Net unrealized appreciation
       on investments                          4,320
                                           ---------
   TOTAL NET ASSETS -- 100.0%                $139,393
                                           ---------
  NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY CLASS       $10.38
                                           =========
   NET ASSET VALUE AND REDEMPTION
     PRICE PER SHARE -- RETAIL CLASS A        $10.37
                                           =========
   MAXIMUM OFFERING PRICE PER SHARE --
     RETAIL CLASS A ($10.37 [divide] 97%)     $10.69
                                           =========

--------------------------------------------------------------------------------
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT
    JANUARY 31, 1998 (SEE FOOTNOTE 2). THE TOTAL VALUE OF SECURITIES ON LOAN
    AT JANUARY 31, 1998 WAS $9,474,975.
(B) THIS SECURITY PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES LENDING.

The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CALIFORNIA MUNICIPAL BONDS -- 98%
================================================================================
     Alameda County, Santa Rita
       Jail Project,
       COP, MBIA Insured
       5.250%, 12/01/04             $  500    $  534
     Anaheim Public Financing
       Authority, Electric Utility
       Projects, RB, Callable
       04/01/03 @ 102,
       Callable 04/01/05 @ 100,
       MBIA Insured
       5.500%, 10/01/10                250       262
     Antioch Public Finance
       Authority, Police Facilities
       Project, Lease RB,
       MBIA Insured
       4.550%, 01/01/03                500       508
     Atascadero Unified School
       District, COP, Measure B,
       Capital Projects
       Ser A, MBIA Insured,
       Callable 08/01/06 @ 102
       5.100%, 08/01/07                415       440
     Bakersfield, Convention Center
       Expansion Project, COP,
       MBIA Insured
       5.000%, 04/01/03                335       349
     Berkeley Unified School
       District, GO,
       Ser D, FGIC Insured
       8.250%, 08/01/05                345       434
     California Educational
       Facilities Authority,
       Santa Clara University,
       RB, MBIA Insured,
       Callable 9/01/06 @ 102
       5.000%, 09/01/07                400       421
     California Educational
       Facilities Authority,
       Pooled College &
       Universities Project,
       Ser C, RB, MBIA Insured
       5.000%, 03/01/05                560       587
     California State
       Department of Water,
       Ser J-3, RB
       5.900%, 12/01/05                500       557

--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CALIFORNIA MUNICIPAL BONDS (continued)
================================================================================
     California State Public
       Works Board, Various
       University of California
       Projects, Ser A, RB,
       Pre-Refunded 12/01/02 @ 102
       6.600%, 12/01/22             $  800    $  904
     Capistrano, Unified Public
       Financing Authority, Special
       Tax RB, First Lien,
       Ser A, AMBAC Insured
       4.500%, 09/01/01                300       306
     Contra Costa County, Merrithew
       Memorial Hospital Project, COP,
       Callable 11/01/07 @ 102,
       Callable 11/01/09 @ 100,
       MBIA Insured
       5.500%, 11/01/12                800       858
     Contra Costa Transportation
       Authority, Ser A, RB,
       Escrowed to Maturity
       6.300%, 03/01/00              1,000     1,049
     Contra Costa Transportation
       Authority, Ser A, RB,
       FGIC Insured,
       Callable 03/01/05 @ 100
       5.300%, 03/01/06                600       640
     Contra Costa Water
       Distribution, Ser G,
       RB, MBIA Insured,
       Callable 10/01/04 @ 102
       5.700%, 10/01/06                500       551
     Cupertino, COP,
       Callable 01/01/03 @ 102
       5.500%, 01/01/05                500       532
     East Bay, Regal Park
       District, Ser C,
       GO, FGIC Insured
       6.500%, 09/01/01                685       745
     East Bay Wastewater
       Treatment System,
       RB, FGIC Insured
       6.000%, 06/01/06                750       844
     Eastern Municipal
       Water District,
       COP, FGIC Insured
       5.000%, 07/01/04              1,000     1,050

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (continued)
--------------------------------------------------------------------------------
DESCRIPTION                        PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CALIFORNIA MUNICIPAL BONDS (continued)
================================================================================
     Gilroy Unified School
       District, COP,
       Measure J Capital Projects,
       FSA Insured,
       Callable 09/01/04 @ 102
       5.750%, 09/01/05             $  235    $  258
     Glendale, Unified School
       District, Ser A,
       GO, FGIC Insured
       4.650%, 09/01/04                610       630
     Joshua Basin, HI Desert
       Financing Authority,
       RB, AMBAC Insured
       4.800%, 05/01/08                445       461
       4.900%, 05/01/09                465       483
     Los Angeles County
       Public Works Financing
       Authority, Regal Park &
       Open Space District, RB
       5.250%, 10/01/05                700       745
     Los Angeles County
       Transportation
       Commission, Sales Tax
       RB, Ser A, FGIC
       Insured, Pre-Refunded
       07/01/01 @ 102
       6.750%, 07/01/18                500       553
     Los Angeles Department of
       Airports, RB,
       Ser B, FGIC Insured
       6.500%, 05/15/04                500       567
     Los Angeles Unified
       School District, GO,
       Ser A, FGIC Insured
       4.600%, 07/01/06                500       514
     Los Angeles, GO, FGIC Insured,
       Callable 09/01/03 @ 101,
       Callable 09/01/05 @ 100
       5.400%, 09/01/06                300       321
     Los Angeles, Wastewater
       System RB, Ser B,
       Callable 06/01/03 @ 102,
       Callable 06/01/05 @ 100,
       MBIA Insured
       5.400%, 06/01/08                300       318
     M-S-R Public Power Agency,
       San Juan Project, RB,
       Ser F, AMBAC Insured,
       Callable 07/01/03 @ 102,
       Callable 07/01/05 @ 100
       6.000%, 07/01/08                230       252

--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CALIFORNIA MUNICIPAL BONDS (continued)
================================================================================
     Mendota, Unified
       School District,
       GO, AMBAC Insured,
       Callable 05/01/07 @ 102
       4.800%, 05/01/08             $  480    $  496
     Metropolitan Water District
       of Southern California,
       Ser B, RB, MBIA Insured,
       Callable 07/01/06 @ 102
       5.250%, 07/01/07                500       536
     Midpeninsula Regional
       Open Space District
       Finance Authority, RB,
       AMBAC Insured
       4.900%, 09/01/02                250       260
     Milpitas Redevelopment Agency,
       Tax Allocation, Redevelopment
       Project Area # 1, RB,
       MBIA Insured
       4.600%, 01/15/06                540       554
     Mojave Water Agency,
       Supplemental Water
       Entitlement, COP,
       MBIA Insured
       4.950%, 09/01/06                500       526
     Mountain View-Los Altos
       Unified High School
       District, Ser B, GO
       5.500%, 05/01/00                530       549
     Orange County, Local
       Transportation Authority,
       Sales Tax Revenue,
       Measure M, RB
       6.000%, 02/15/07                380       423
     Port of Oakland, Ser D, RB,
       MBIA Insured
       6.500%, 11/01/03                500       562
     Roseville Water
       Utility Revenue,
       COP, FGIC Insured
       4.500%, 12/01/06                685       700
     Sacramento County
       Sanitation District
       Financing Authority, RB
       5.500%, 12/01/03                800       856
     Sacramento Municipal
       Utility District,
       Ser C, RB, FGIC Insured,
       Escrowed To Maturity
       5.750%, 11/15/08                330       367


The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (continued)
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CALIFORNIA MUNICIPAL BONDS (continued)
================================================================================
     Sacramento Municipal
       Utility District,
       Ser C, RB, FGIC Insured,
       Unrefunded Balance
       5.750%, 11/15/08             $  220    $  236
     San Bernardino County
       Transportation Authority,
       Sales Tax Revenue,
       RB, FGIC Insured
       6.000%, 03/01/02                360       387
     San Bernardino County
       Transportation Authority,
       Sales Tax Revenue,
       RB, MBIA Insured
       6.000%, 03/01/06                415       465
     San Diego County Water
       Authority Revenue,
       COP, Ser A
       5.000%, 05/01/04              1,000     1,048
     San Diego County Regional
       Transportation Commission,
       Sales Tax RB, Ser A,
       FGIC Insured
       5.250%, 04/01/06              1,000     1,071
     San Diego Lease Revenue, RB,
       Callable 09/01/04 @ 102,
       Callable 09/01/06 @100
       5.500%, 09/01/07                450       483
     San Diego Unified
       School District,
       Phase XIII Ser A, COP
       5.000%, 07/01/00                665       683
     San Francisco Building Authority,
       Department General Services,
       Lease RB, Ser A
       4.500%, 10/01/00                300       305
     San Francisco City & County, GO,
       Utility Public Safety
       Improvement Project,
       Ser F, FGIC Insured,
       Callable 06/15/01 @ 100
       6.500%, 06/15/08                350       378
     San Jose Redevelopment Agency,
       Tax Allocation, Merged Area
       Redevelopment Project,
       RB, MBIA Insured
       6.000%, 08/01/08                450       514

--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CALIFORNIA MUNICIPAL BONDS (continued)
================================================================================
     Santa Clara, COP, AMBAC Insured,
       Callable 05/15/02 @ 102,
       Callable 05/15/04
       @ 100, Sinking Fund
       05/15/06 @ 100
       6.000%, 05/15/12             $  400    $  427
     Santa Cruz County, Public
       Facilities Financing
       Authority, Tax Allocation,
       Callable 09/01/03 @ 102,
       MBIA Insured
       5.100%, 09/01/05                500       530
     Saratoga Unified
       School District,
       Ser A, GO, FGIC Insured,
       Callable 09/01/2007 @ 102
       4.800%, 09/01/08                825       854
     West Basin Municipal
       Water District,
       Ser A, COP, AMBAC Insured,
       Callable 08/01/07 @ 101
       5.000%, 08/01/08                425       446
                                           ---------
     TOTAL CALIFORNIA MUNICIPAL BONDS
       (Cost $29,295)                         30,329
                                           ---------
================================================================================
CASH EQUIVALENTS -- 3.7%
================================================================================
     Provident California Tax Free
       Money Market                    581       581
     SEI California Tax Free
       Money Market                    553       553
                                           ---------
     TOTAL CASH EQUIVALENTS
       (Cost $1,134)                           1,134
                                           ---------
   TOTAL INVESTMENTS -- 102.5%
     (Cost $30,429)                           31,463
                                           ---------
   OTHER ASSETS AND LIABILITIES,
      NET -- (2.5%)                             (757)
                                           ---------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (concluded)
--------------------------------------------------------------------------------
DESCRIPTION                               VALUE (000)
--------------------------------------------------------------------------------

================================================================================
NET ASSETS:
================================================================================
     Fund Shares of Fiduciary Class
       (unlimited authorization --
       no par value) based on 1,736,721
       outstanding shares of
       beneficial interest                 $  18,141
     Fund Shares of Retail Class A
       (unlimited authorization --
       no par value) based on 1,302,981
       outstanding shares of
       beneficial interest                    12,774
     Undistributed net investment income          14
     Accumulated net realized loss
       on investments                         (1,257)
     Net unrealized appreciation
       on investments                          1,034
                                           ---------
   TOTAL NET ASSETS -- 100.0%              $  30,706
                                           =========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY CLASS       $10.11
                                           =========
   NET ASSET VALUE AND REDEMPTION
     PRICE PER SHARE -- RETAIL CLASS A        $10.09
                                           =========
   MAXIMUM OFFERING PRICE PER SHARE --
     RETAIL CLASS A ($10.09 [divide] 97%)     $10.40
                                           =========

--------------------------------------------------------------------------------
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
COP -- CERTIFICATES OF PARTICIPATION
FGIC -- FINANCIAL GUARANTY INSURANCE CORPORATION
FSA -- FINANCIAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
RB -- REVENUE BOND SER -- SERIES

The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
BOND FUND
--------------------------------------------------------------------------------
DESCRIPTION                       PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CORPORATE BONDS -- 30.5%
================================================================================
   AUTOMOTIVE -- 5.8%
     Ford Motor Credit
       6.500%, 02/28/02            $ 3,000 $   3,045
     General Motors Acceptance
       8.000%, 10/01/99              2,290     2,365
                                           ---------
                                               5,410
                                           ---------
   BANKS -- 3.9%
     Citicorp
       6.750%, 08/15/05              2,100     2,166
     First Bank System
       6.875%, 09/15/07                500       519
     U.S. Bancorp
       6.750%, 10/15/05                900       927
                                           ---------
                                               3,612
                                           ---------
   COMPUTERS & SERVICES -- 1.6%
     IBM
       6.500%, 01/15/28              1,500     1,468
                                           ---------
   FINANCIAL SERVICES -- 4.2%
     General Electric
       Capital Services
       6.500%, 11/02/06              2,500     2,578
     Golden West Financial
       6.700%, 07/01/02              1,300     1,328
                                           ---------
                                               3,906
                                           ---------
   FOREIGN GOVERNMENTS -- 1.0%
     Hydro Quebec
       8.050%, 07/07/24                825       958
                                           ---------
   INDUSTRIAL -- 1.9%
     Caterpillar Tractor
       6.000%, 05/01/07              1,860     1,825
                                           ---------
   INSURANCE -- 2.2%
     Travelers Property Casualty
       6.750%, 04/15/01              2,000     2,052
                                           ---------


--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CORPORATE BONDS (continued)
================================================================================
   PRINTING & PUBLISHING -- 2.7%
     E.W. Scripps
       6.375%, 10/15/02            $ 2,500  $  2,538
                                           ---------
   RETAIL -- 3.0%
     J.C. Penney
       6.000%, 05/01/06                980       954
     Wal-Mart
       6.375%, 03/01/03              1,850     1,892
                                           ---------
                                               2,846
                                           ---------
   TELEPHONES & TELECOMMUNICATION -- 4.2%
     Bell Atlantic
       8.000%, 10/15/29              1,500     1,787
     New England Telephone
       & Telegraph
       6.250%, 03/15/03              1,500     1,523
       7.875%, 11/15/29                500       589
                                           ---------
                                               3,899
                                           ---------
     TOTAL CORPORATE BONDS
       (Cost $27,606)                         28,514
                                           ---------
================================================================================
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 25.5%
================================================================================
     FHLB
       8.375%, 10/25/99                300       313
     FHLMC
       7.000%, 02/20/18              1,820     1,840
       6.250%, 01/15/24              1,500     1,502
     FNMA
       9.050%, 04/10/00              1,000     1,072
       6.200%, 09/25/02              2,000     2,003
       5.450%, 10/10/03              1,750     1,727
       6.500%, 03/25/13              1,500     1,517
       6.500%, 03/01/24              1,441     1,435
       8.500%, 05/01/25              1,218     1,271
       6.500%, 05/01/26                929       924
       6.000%, 12/01/27              1,994     1,942


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
BOND FUND (continued)
--------------------------------------------------------------------------------
DESCRIPTION                        PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
================================================================================
     GNMA
       6.500%, 06/15/23            $ 1,609 $   1,604
       6.500%, 12/15/23                507       505
       7.500%, 01/15/24              1,014     1,047
       7.500%, 02/15/24                366       378
       7.000%, 04/15/24                807       819
       7.500%, 09/15/25                936       965
       6.500%, 04/15/26                980       977
       7.500%, 02/15/27                594       613
       7.500%, 06/15/27                532       548
       7.500%, 07/15/27                495       510
       7.500%, 08/15/27                340       350
                                           ---------
     TOTAL U.S. GOVERNMENT
       AGENCY OBLIGATIONS
       (Cost $22,965)                         23,862
                                           ---------
================================================================================
U.S. TREASURY OBLIGATIONS -- 16.6%
================================================================================
     U.S. Treasury Bonds
      10.375%, 11/15/12 (A)          1,500     2,018
       7.250%, 05/15/16 (A)          4,500     5,204
       8.750%, 08/15/20              2,360     3,195
       7.125%, 02/15/23              2,800     3,244
     U.S. Treasury Notes
       8.125%, 02/15/98              1,000     1,001
       9.000%, 05/15/98                430       434
       8.500%, 11/15/00                420       454
                                           ---------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $14,283)                         15,550
                                           ---------

--------------------------------------------------------------------------------
DESCRIPTION                     PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
ASSET BACKED SECURITIES -- 15.8%
================================================================================
     Citibank Credit Card Master
       Trust 1997-7 Cl A
       6.350%, 08/15/02            $ 3,000 $   3,040
     Citibank Credit Card Master
       Trust 1997-3 Cl A
       6.839%, 02/10/04              1,300     1,336
     Citibank Credit Card Master
       Trust 1998-3 Cl A
       5.800%, 02/07/05              2,000     1,998
     Contimortgage Home Equity Loan
       Trust 1994-4 Cl A3
       8.090%, 09/15/09              1,125     1,181
     Contimortgage Home Equity Loan
       Trust 1995-2 Cl A4
       8.050%, 07/15/12              1,000     1,054
     EQCC 1995-2 Cl A4
       7.800%, 12/15/10              1,200     1,260
     EQCC 1996-3 Cl A6
       7.400%, 12/15/19              1,250     1,308
     Green Tree Financial 1995-9 Cl A5
       6.800%, 01/15/27              1,250     1,295
     Premier Auto Trust 1993-2 A3
       4.900%, 10/15/98                 52        53
     Standard Credit Card Master
       Trust 1993-3
       5.500%, 02/07/00              2,000     1,996
     Union Federal Savings Bank
       Trust 1994-A Cl A
       5.075%, 05/15/00                162       161
                                           ---------
     TOTAL ASSET BACKED SECURITIES
       (Cost $14,332)                         14,682
                                           ---------


The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
BOND FUND (concluded)
--------------------------------------------------------------------------------
DESCRIPTION                        PAR (000) VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.6%
================================================================================
     Country Wide Mortgage
       1993-2 Cl 4
       6.750%, 04/25/08             $  598 $     595
     GE Capital Mortgage Service
       1994-1 Cl A6
       6.500%, 01/25/24              1,850     1,847
     Residential Funding Mortgage
       1992-S36 Cl A4
       6.750%, 11/25/07                950       954
                                           ---------
     TOTAL COLLATERALIZED MORTGAGE
        OBLIGATIONS
       (Cost $3,156)                           3,396
                                           ---------
================================================================================
REPURCHASE AGREEMENTS -- 16.1%
================================================================================
     JP Morgan Securities, Inc.
       5.59%, dated 01/30/98,
       matures 02/02/98, repurchase
       price $8,024,295
       (collateralized by FHLB,
       par value $7,995,000,
       6.76%, 11/13/07:
       market value $8,184,432)      8,021     8,021
     Lehman Brothers (B)
       5.70%, dated 01/30/98,
       matures 02/02/98, repurchase
       price $7,067,606
       (collateralized by various
       corporate obligations,
       0.00%-9.502%,
       11/02/98-11/25/07:
       total market
       value $7,208,958)             7,064     7,064
                                           ---------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $15,085)                         15,085
                                           ---------
   TOTAL INVESTMENTS -- 108.1%
     (Cost $97,427)                          101,089
                                           ---------
   PAYABLE UPON RETURN OF
     SECURITIES LOANED -- (7.5%)              (7,064)
                                           ---------
   OTHER ASSETS AND LIABILITIES,
     NET -- (0.6%)                              (553)
                                           ---------

--------------------------------------------------------------------------------
DESCRIPTION                                VALUE (000)
--------------------------------------------------------------------------------

================================================================================
NET ASSETS:
================================================================================
     Fund Shares of Fiduciary Class
       (unlimited authorization --
       no par value) based on 8,546,764
       outstanding shares of beneficial
       interest                            $  92,031
                                           ---------
     Fund Shares of Retail Class A
       (unlimited authorization --
       no par value) based on 80,530
       outstanding shares of beneficial
       interest                                  835
     Undistributed net investment income          58
     Accumulated net realized loss
       on investments                         (3,114)
     Net unrealized appreciation
       on investments                          3,662
                                           ---------
   TOTAL NET ASSETS -- 100.0%              $  93,472
                                           =========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY CLASS       $10.84
                                           =========
   NET ASSET VALUE AND REDEMPTION PRICE
     PER SHARE -- RETAIL CLASS A              $10.74
                                           =========
   MAXIMUM OFFERING PRICE PER SHARE --
     RETAIL CLASS A ($10.74 [divide] 97%)     $11.07
                                           =========

--------------------------------------------------------------------------------
CL -- CLASS
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT
    JANUARY 31, 1998 (SEE FOOTNOTE 2). THE TOTAL VALUE OF SECURITIES ON LOAN AT JANUARY 31, 1998 WAS $7,064,250.
(B) THIS SECURITY PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES LENDING.

The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CONVERTIBLE BONDS -- 51.0%
================================================================================
   AUTOMOTIVE -- 1.6%
     Magna International
       5.000%, 10/15/02             $  400 $     465
                                           ---------
   COMPUTERS & SOFTWARE SERVICES -- 2.2%
     Solectron (A)
       6.000%, 03/01/06                450       628
                                           ---------
   DRUGS -- 2.3%
     Dura Pharmaceuticals
       3.500%, 07/15/02                650       669
                                           ---------
   ENVIRONMENTAL SERVICES -- 6.7%
     U.S. Filter
       4.500%, 12/15/01                825       894
     USA Waste
       4.000%, 02/01/02                700       758
     WMX Technologies
       2.000%, 01/24/05                300       249
                                           ---------
                                               1,901
                                           ---------
   HOTELS & LODGING -- 1.7%
     Hilton Hotels
       5.000%, 05/15/06                450       485
                                           ---------
   INSURANCE -- 2.2%
     Penn Treaty American
       6.250%, 12/01/03                500       619
                                           ---------
   MACHINERY -- 1.5%
     Thermo Electron
       4.250%, 01/01/03                375       429
                                           ---------
   MEDICAL PRODUCTS & SERVICES -- 5.1%
     Alza
       5.000%, 05/01/06                500       570
     Assisted Living Concepts
       6.000%, 11/01/02                250       257
     Integrated Health Services
       5.750%, 01/01/01                300       311
     Vencor (Tenet Healthcare)
       6.000%, 12/01/05                325       308
                                           ---------

                                               1,446
                                           ---------

--------------------------------------------------------------------------------
DESCRIPTION                  PAR (000)/SHARES  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CONVERTIBLE BONDS (continued)
================================================================================
   MISCELLANEOUS BUSINESS SERVICES -- 7.3%
     CUC International (A)
       3.000%, 02/15/02            $   675 $     847
     Cendant
       4.750%, 03/01/03                550       731
     First Data                     16,088       493
                                           ---------
     TOTAL PETROLEUM & FUEL PRODUCTS           2,071
                                           ---------
   PETROLEUM & FUEL PRODUCTS -- 6.4%
     Diamond Offshore Drilling (Loews)
       3.125%, 09/15/07                825       788
     Halter Marine (A)
       4.500%, 09/15/04                300       284
     Parker Drilling
       5.500%, 08/01/04                700       742
                                           ---------
                                               1,814
                                           ---------
   RETAIL -- 12.0%
     Federated Department Stores
       5.000%, 10/01/03                400       540
     Home Depot
       3.250%, 10/01/01                625       868
     Nine West Group
       5.500%, 07/15/03                750       608
     Rite Aid (A)
       5.250%, 09/15/02                750       857
     Staples (A)
       4.500%, 10/01/00                425       553
                                           ---------
                                               3,426
                                           ---------
   SEMI-CONDUCTORS/INSTRUMENTS -- 2.0%
     Adaptec (A)
       4.750%, 02/01/04                675       559
                                           ---------
     TOTAL CONVERTIBLE BONDS
       (Cost $13,371)                         14,512
                                           ---------
================================================================================
COMMON STOCKS -- 5.0%
================================================================================
   AIR TRANSPORTATION -- 1.7%
     AMR*                            3,797       479
                                           ---------
   BANKS -- 1.3%
     Citicorp                        3,000       357
                                           ---------


The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


SCHEDULE OF INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES FUND (concluded)
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS (continued)
================================================================================
   COMPUTERS & SERVICES -- 0.7%
     Seagate Technology*             8,500 $     197
                                           ---------
   TELEPHONES & TELECOMMUNICATION -- 1.3%
     WorldCom*                      10,581       379
                                           ---------
     TOTAL COMMON STOCKS
       (Cost $921)                             1,412
                                           ---------
================================================================================
PREFERRED STOCKS -- 27.4%
================================================================================
   BANKS -- 1.1%
     Banc One                        3,000       320
                                           ---------
   COMPUTERS & SERVICES -- 2.4%
     Microsoft                       7,325       673
                                           ---------
   ENERGY -- 2.9%
     MCN Financing                  13,750       830
                                           ---------
   ENTERTAINMENT -- 2.4%
     Metromedia International*      13,500       675
                                           ---------
   FINANCIAL SERVICES -- 5.0%
     FirstPlus Financial Group      23,500       758
     The Money Store                31,000       655
                                           ---------
                                               1,413
                                           ---------
   INSURANCE -- 2.6%
     Conseco Financial Trust*        2,500       130
     SunAmerica                     13,000       612
                                           ---------
                                                 742
                                           ---------
   MEDICAL PRODUCTS & SERVICES -- 1.6%
     MedPartners*                   33,000       441
                                           ---------
   PAPER & PAPER PRODUCTS -- 1.1%
     International Paper             6,500       326
                                           ---------
   PRINTING & PUBLISHING -- 1.8%
     Hollinger International        40,000       505
                                           ---------
   REAL ESTATE -- 0.9%
     Glenborough Realty Trust*      10,000       266
                                           ---------

--------------------------------------------------------------------------------
DESCRIPTION               SHARES/PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
PREFERRED STOCKS (continued)
================================================================================
   TELEPHONES & TELECOMMUNICATION -- 5.6%
     Intermedia Communications* (A) 31,000 $   1,290
     WorldCom                        2,500       313
                                           ---------
                                               1,603
                                           ---------
     TOTAL PREFERRED STOCKS
       (Cost $7,407)                           7,794
                                           ---------
================================================================================
TIME DEPOSITS -- 8.9%
================================================================================
     Industrial Bank of Japan Limited
       5.500%, 02/02/98             $2,522     2,522
                                           ---------
     TOTAL TIME DEPOSITS
       (Cost $2,522)                           2,522
                                           ---------
   TOTAL INVESTMENTS -- 92.3%
     (Cost $24,221)                           26,240
                                           ---------
   OTHER ASSETS AND LIABILITIES,
     NET -- 7.7%                               2,191
                                           ---------

--------------------------------------------------------------------------------
(A) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 4[2] OR 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS."
*NON-INCOME PRODUCING SECURITY

The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
  U.S. TREASURY OBLIGATIONS -- 67.4%
================================================================================
     U.S. Treasury Bonds
       8.125%, 08/15/19            $ 1,000  $  1,270
       6.625%, 02/15/27             11,700    12,917
       6.125%, 11/15/27                800       835
     U.S. Treasury Notes
       5.125%, 02/28/98                500       500
       6.000%, 05/31/98              5,250     5,260
       6.125%, 08/31/98              2,000     2,008
       5.875%, 02/28/99                200       201
       6.250%, 03/31/99              1,000     1,010
       6.500%, 04/30/99 (B)          6,750     6,841
       5.875%, 07/31/99              1,500     1,511
       7.750%, 01/31/00              1,500     1,567
       6.750%, 04/30/00              1,000     1,029
       7.750%, 02/15/01              2,000     2,132
       6.375%, 09/30/01              1,500     1,546
       7.500%, 11/15/01              2,000     2,140
       6.250%, 02/15/03 (B)            800       828
       5.750%, 08/15/03                900       912
       7.250%, 05/15/04 (B)          1,580     1,728
       6.125%, 08/15/07 (B)          2,600     2,714
                                            --------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $44,535)                       $ 46,949
                                            --------
================================================================================
  U.S. GOVERNMENT AGENCY OBLIGAATIONS -- 2.9%
================================================================================
     Aid-Israel
       7.125%, 08/15/99              2,000     2,045
                                            --------
     TOTAL U.S. GOVERNMENT AGENCY
       OBLIGATIONS
       (Cost $1,997)                           2,045
                                            --------


--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
  CORPORATE OBLIGAATIONS -- 10.0%
================================================================================
   FINANCIAL - REAL ESTATE -- 1.8%
     Meditrust
       7.250%, 08/16/99             $1,250  $  1,272
                                            --------
   FINANCIAL SERVICES -- 1.5%
     Associates of North America
       6.500%, 07/15/02              1,000     1,020
                                            --------
   INSURANCE -- 4.4%
     Florida Windstorm Underwriters (A)
       6.850%, 08/25/07              1,700     1,798
     Prudential Insurance (A)
       6.875%, 04/15/03                500       514
       7.650%, 07/01/07                700       759
                                             -------
                                               3,071
                                             -------
   RETAIL -- 2.3%
     Federated Department Stores
       8.125%, 10/15/02              1,500     1,624
                                             -------
     TOTAL CORPORATE OBLIGATIONS
       (Cost $6,744)                           6,987
                                             -------
================================================================================
  TIME DEPOSITS -- 3.9%
================================================================================
     Industrial Bank of Japan Limited
       5.500%, 02/02/98              2,711     2,711
                                             -------
     TOTAL TIME DEPOSITS
       (Cost $2,711)                           2,711
                                             -------
================================================================================
  BANK NOTE -- 3.6%
================================================================================
     PNC Bank (C) (D)
       5.620%, 02/13/98              2,500     2,501
                                             -------
     TOTAL BANK NOTE
       (Cost $2,501)                           2,501
                                             -------



The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

SCHEDULE OF INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND (concluded)
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 REPURCHASE AGREEMENT -- 6.2%
================================================================================
  Lehman Brothers (D)
     5.70%, dated 01/30/98, matures
     02/02/98, repurchase price
     $4,338,478 (collateralized by various
     corporate obligations, 0.00%-9.502%,
     11/02/98-11/25/07: total market
     value $4,425,248)              $ 4,336  $  4,336
                                             --------
     TOTAL REPURCHASE AGREEMENT
       (Cost $4,336)                            4,336
                                             --------
   TOTAL INVESTMENTS -- 94.0%
     (Cost $62,824)                            65,529
                                             --------
   PAYABLE UPON RETURN OF
     SECURITIES LOANED -- (9.8%)               (6,837)
                                             --------
   OTHER ASSETS AND LIABILITIES,
     NET -- 15.8%                              11,005
                                             --------

--------------------------------------------------------------------------------
(A) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 4[2] OR 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS."
(B) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT
    JANUARY 31, 1998 (SEE FOOTNOTE 2). THE TOTAL VALUE OF SECURITIES ON LOAN AT JANUARY 31, 1998 WAS $6,846,075.
(C) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JANUARY 31, 1998. (D) THIS SECURITY PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES LENDING.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
BALANCED FUND
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES    VALUE (000)
--------------------------------------------------------------------------------

================================================================================
  COMMON STOCKS -- 62.7%
================================================================================
   AEROSPACE & DEFENSE -- 0.6%
     Lockheed Martin (A)            25,000     $ 2,602
                                               -------
   AGRICULTURE -- 0.3%
     Dole Food                      30,000       1,395
                                               -------
   AIR TRANSPORTATION -- 0.4%
     KLM Royal Dutch Air*           46,820       1,627
                                               -------
   AIRCRAFT -- 0.8%
     Allied Signal                  25,000         973
     Textron                        40,000       2,392
                                               -------
                                                 3,365
                                               -------
   APPAREL/TEXTILES -- 0.4%
     Albany International           19,400         433
     Donna Karan International*
        (A)                        100,000       1,125
                                               -------
                                                 1,558
                                               -------
   AUTO RENTAL AND LEASING -- 0.4%
     Rollins Truck Leasing          92,800       1,688
                                               -------
   AUTOMOTIVE -- 0.5%
     Chrysler                       60,610       2,110
     Genuine Parts                   3,600         119
                                               -------
                                                 2,229
                                               -------
   BANKS -- 2.6%
     Banc One (A)                    2,970         166
     Bank of New York               48,000       2,601
     Bank United, Cl A*             30,000       1,239
     BankBoston                     25,000       2,237
     Chase Manhattan Bank            3,300         354
     First Union (A)                20,000         961
     J.P. Morgan                    14,300       1,447
     Norwest                        32,000       1,168
     Wilmington Trust               14,000         817
                                               -------
                                                10,990
                                               -------

--------------------------------------------------------------------------------
DESCRIPTION                         SHARES   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
  COMMON STOCKS (CONTINUED)
================================================================================
   BEAUTY PRODUCTS -- 0.1%
     Avon Products                  10,000     $   600
                                               -------
   CHEMICALS -- 3.5%
     Avery Dennison                 40,000       1,795
     B.F. Goodrich                  30,800       1,292
     Cabot (A)                      76,000       2,147
     Du Pont (E.I.) de Nemours      37,800       2,140
     Engelhard (A)                  89,200       1,494
     Georgia Gulf                   60,600       1,977
     Monsanto (A)                   60,000       2,846
     Morton International           33,800       1,115
                                               -------
                                                14,806
                                               -------
   COMMUNICATIONS EQUIPMENT -- 0.5%
     Motorola                       37,700       2,241
                                               -------
   COMPUTERS & SOFTWARE SERVICES -- 2.9%
     Compaq Computer* (A)           82,500       2,480
     Computer Associates
      International                 44,437       2,363
     Hewlett Packard                36,000       2,160
     IBM                            34,000       3,355
     Microsoft*                      2,600         388
     Parametric Technology*         26,900       1,365
                                               -------
                                                12,111
                                               -------
   CONSTRUCTION MATERIALS -- 0.9%
     Armstrong World Industries     27,237       1,941
     Lafarge (A)                    60,000       1,942
                                               -------
                                                 3,883
                                               -------
   DRUGS -- 4.5%
     American Home Products         30,000       2,863
     Amgen*                         45,000       2,250
     Astra, Cl A, ADR*              90,000       1,631
     Bristol-Myers Squibb           20,000       1,994
     Johnson & Johnson               5,000         335
     Merck                          23,800       2,791

The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
BALANCED FUND (continued)
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 COMMON STOCKS (continued)
================================================================================
   DRUGS (CONTINUED)
     SmithKline Beecham             56,000   $ 3,531
     Warner Lambert                 22,000     3,311
                                             -------
                                              18,706
                                             -------
   ELECTRICAL EQUIPMENT -- 0.4%
     AMP (A)                        37,600     1,504
                                             -------
   ELECTRICAL UTILITIES -- 0.8%
     FPL Group                       4,600       264
     Duke Power                     10,000       542
     FirstEnergy*                   50,700     1,470
     PacifiCorp                     39,500       916
     Public Service Enterprise Group 6,500       201
                                             -------
                                               3,393
                                             -------
   ENTERTAINMENT -- 1.1%
     Harrah's Entertainment*        10,000       220
     Mirage Resorts* (A)            55,000     1,268
     Walt Disney                    30,000     3,197
                                             -------
                                               4,685
                                             -------
   FINANCIAL SERVICES -- 2.7%
     Aames Financial (A)            65,000       825
     American Express               30,000     2,511
     Fannie Mae                     67,600     4,174
     Travelers (A)                  74,197     3,673
                                             -------
                                              11,183
                                             -------
   FOOD, BEVERAGE & TOBACCO -- 2.9%
     Anheuser Busch                 27,400     1,231
     Archer-Daniels-Midland         95,142     2,004
     Coca Cola Company              10,000       647
     General Mills (A)               3,700       275
     H.J. Heinz                      6,450       358
     IBP (A)                        60,000     1,215
     PepsiCo                        48,200     1,738
     Philip Morris                  67,500     2,801
     Universal Foods (A)            45,200     1,921
                                             -------
                                              12,190
                                             -------

--------------------------------------------------------------------------------
DESCRIPTION                         SHARES  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
  COMMON STOCKS (continued)
================================================================================
   FORESTRY -- 0.3%
     Rayonier                       25,000   $ 1,069
                                             -------
   GAS/NATURAL GAS -- 1.8%
     Coastal                        35,000     2,030
     Consolidated Natural Gas        2,600       141
     Eastern Enterprises            34,900     1,444
     Pacific Enterprises            14,100       508
     Williams (A)                  116,400     3,317
                                             -------
                                               7,440
                                             -------
   GLASS PRODUCTS -- 0.2%
     Corning                        25,000       850
                                             -------
   HOTELS & LODGING -- 0.5%
     Circus Circus Enterprises* (A) 40,000       920
     Hilton Hotels                  40,000     1,132
                                             -------
                                               2,052
                                             -------
   HOUSEHOLD FURNITURE & FIXTURES -- 0.3%
     Leggett & Platt                26,200     1,184
                                             -------
   HOUSEHOLD PRODUCTS -- 0.1%
     Snap-On Tools                   6,450       253
                                             -------
   INSURANCE -- 3.9%
     AFLAC (A)                      37,500     2,041
     Allstate                       27,520     2,436
     American General                3,000       169
     Equitable                      60,000     2,760
     General Re                      1,400       291
     Hartford Financial
      Services Group                27,000     2,430
     HSB Group                      32,100     1,898
     Jefferson Pilot (A)             7,250       592
     Lincoln National               30,000     2,271
     Marsh & McLennan (A)            6,600       488
     Mutual Risk Management (A)      7,200       215
     USF&G                          27,600       657
                                             -------
                                              16,248
                                             -------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
BALANCED FUND (continued)
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS (continued)
================================================================================
   LEASING & RENTING -- 0.7%
     Comdisco                       63,375  $  2,186
     Xtra                           15,000       892
                                            --------
                                               3,078
                                            --------
   LEISURE PRODUCTS -- 0.0%
     Mattel (A)                      4,250       172
                                            --------
   MACHINERY -- 5.2%
     Applied Materials* (A)         60,000     1,969
     Baker Hughes                   33,300     1,284
     Briggs & Stratton              14,100       621
     Deere                          40,300     2,126
     Dresser Industries             70,000     2,502
     Emerson Electric                5,000       302
     General Electric (A)           48,600     3,767
     Global Industries
       Technologies*                85,000     1,403
     Ingersoll Rand (A)             44,050     1,751
     Minnesota Mining &
       Manufacturing                15,000     1,252
     Parker-Hannifin (A)            42,500     1,857
     Tenneco (A)                    36,900     1,497
     Toro                           40,000     1,558
                                             -------
                                              21,889
                                             -------
   MEASURING DEVICES -- 0.7%
     Mallinckrodt                   35,000     1,240
     Tektronix (A)                  45,000     1,901
                                             -------
                                               3,141
                                             -------
   MEDICAL PRODUCTS & SERVICES -- 2.2%
     Bausch & Lomb                  30,000     1,286
     Baxter International           45,000     2,506
     Columbia/HCA Healthcare        48,650     1,216
     Fresenius National Medical
      Care, ADR*                    20,981       528
     Tenet Healthcare*              60,000     2,070
     Vencor* (A)                    60,000     1,470
                                             -------
                                               9,076
                                             -------

--------------------------------------------------------------------------------
DESCRIPTION                         SHARES   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 COMMON STOCKS (continued)
================================================================================
   MISCELLANEOUS BUSINESS SERVICES -- 2.1%
     Cendant* (A)                   83,267   $ 2,821
     Electronic Data Systems        51,900     2,160
     Equifax (A)                    40,000     1,315
     First Data (A)                 60,000     1,838
     Reuters Holdings PLC, ADR      15,000       804
                                             -------
                                               8,938
                                             -------
   PAPER & PAPER PRODUCTS-- 1.4%
     Kimberly-Clark                 33,000     1,722
     Mead                           38,000     1,235
     Weyerhaeuser (A)               24,000     1,196
     Willamette Industries (A)      48,000     1,608
                                             -------
                                               5,761
                                             -------
   PETROLEUM & FUEL PRODUCTS -- 1.6%
     Occidental Petroleum           78,200     1,994
     Phillips Petroleum             28,000     1,232
     Union Pacific Resources
      Group (A)                     81,104     1,815
     Union Texas Petroleum (A)      80,000     1,515
                                             -------
                                               6,556
                                             -------
   PETROLEUM REFINING -- 3.4%
     Amoco                          29,600     2,409
     Chevron                        33,600     2,514
     Mobil                          34,000     2,316
     Royal Dutch Petroleum          39,200     2,009
     Ultramar Diamond Shamrock*     55,700     1,856
     Unocal                         30,000     1,031
     USX-Marathon Group             62,000     2,081
                                             -------
                                              14,216
                                             -------
   PRECIOUS METALS -- 0.5%
     Barrick Gold (A)              108,636     2,105
                                             -------
   PRINTING & PUBLISHING -- 1.4%
     Houghton Mifflin               50,000     1,353
     McGraw-Hill                     2,500       175

The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
BALANCED FUND (continued)
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 COMMON STOCKS (continued)
================================================================================
   PRINTING & PUBLISHING (CONTINUED)
     Media General                  45,000  $  2,048
     Viacom, Cl B* (A)              55,000     2,296
                                            --------
                                               5,872
                                            --------
   RAILROADS -- 0.9%
     Burlington Northern Santa Fe   23,100     2,004
     Union Pacific                  31,100     1,866
                                            --------
                                               3,870
                                            --------
   REAL ESTATE -- 1.9%
     BRE Properties, Cl A           53,600     1,477
     CBL & Associates Properties    65,500     1,617
     First Industrial Realty Trust  35,000     1,256
     JP Realty                      52,000     1,264
     Post Properties                21,900       842
     Price Real Estate Investment
      Trust                         30,000     1,331
                                            --------
                                               7,787
                                            --------
   RETAIL -- 2.3%
     American Stores                66,000     1,436
     Costco*                        45,000     1,952
     Federated Department Stores*   30,000     1,271
     Home Depot (A)                  3,300       199
     McDonald's                     40,000     1,885
     OfficeMax*                     60,000       878
     Sears Roebuck                  47,000     2,165
     Tricon Global Restaurants*      4,820       131
                                            --------
                                               9,917
                                            --------
   RUBBER & PLASTIC -- 0.7%
     Agrium                        120,000     1,470
     Mark IV Industries             62,600     1,326
                                            --------
                                               2,796
                                            --------
   SEMI-CONDUCTORS/INSTRUMENTS -- 1.1%
     Intel                          35,500     2,876
     National Semiconductor* (A)    60,000     1,688
                                            --------
                                               4,564
                                            --------

--------------------------------------------------------------------------------
DESCRIPTION               SHARES/PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
  COMMON STOCKS (continued)
================================================================================
   TELEPHONES & TELECOMMUNICATION -- 2.8%
     AirTouch Communications*       51,400  $  2,255
     Bell Atlantic                  41,100     3,804
     Century Telephone Enterprises  40,000     2,110
     Frontier (A)                   43,400     1,131
     SBC Communications             30,000     2,333
                                            --------
                                              11,633
                                            --------
   WHOLESALE -- 0.4%
     Arrow Electronics*             56,000     1,813
                                            --------
     TOTAL COMMON STOCKS
       (Cost $167,298)                       263,036
                                            --------
================================================================================
   PREFERRED STOCKS -- 0.0%
================================================================================
     Fresenius National Medical
      Care*                         20,000         1
                                            --------
     TOTAL PREFERRED STOCKS
       (Cost $0)                                   1
                                            --------

================================================================================
   U.S. TREASURY OBLIGATIONS -- 12.6%
================================================================================
     U.S. Treasury Bonds
       5.625%, 02/15/06             $3,000     3,014
     U.S. Treasury Notes
       7.500%, 10/31/99              1,000     1,035
       7.750%, 11/30/99              1,000     1,041
       7.125%, 02/29/00              1,500     1,551
       5.500%, 04/15/00              3,000     3,010
       6.125%, 09/30/00              1,500     1,528
       5.750%, 10/31/00                700       707
       5.625%, 02/28/01              3,000     3,020
       6.250%, 04/30/01              1,000     1,025
       6.500%, 05/31/01              2,000     2,065
       6.625%, 06/30/01              1,000     1,037
       6.500%, 08/31/01              3,000     3,104
       7.500%, 11/15/01              6,000     6,419
       5.875%, 11/30/01              2,000     2,030

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
BALANCED FUND (continued)
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 U.S. TREASURY OBLIGATIONS (continued0
================================================================================
   U.S. Treasury Notes (continued)
       6.250%, 06/30/02            $ 3,000   $ 3,096
       6.375%, 08/15/02              2,000     2,075
       6.250%, 02/15/03              1,000     1,036
       5.875%, 02/15/04                500       512
       6.500%, 05/15/05              4,500     4,761
       6.500%, 08/15/05              4,500     4,763
       6.875%, 05/15/06              1,000     1,086
       7.000%, 07/15/06              2,500     2,737
       6.500%, 10/15/06              2,000     2,125
                                             -------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $50,772)                         52,777
                                             -------
================================================================================
 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  BONDS -- 10.5%
================================================================================
     FNMA
       7.500%, 08/01/01              2,312     2,362
       5.450%, 10/10/03              1,350     1,333
       6.850%, 09/12/05              1,200     1,224
       6.500%, 03/01/24                280       279
       8.000%, 08/01/24                806       837
       8.000%, 05/01/25              3,491     3,624
       7.000%, 09/01/25              1,901     1,928
       8.000%, 07/01/26                830       862
       7.000%, 09/01/26              1,409     1,429
       7.500%, 09/01/26              1,380     1,419
       7.000%, 12/01/26              1,781     1,806
       7.500%, 03/01/27              1,474     1,515
       6.500%, 10/01/27              1,483     1,476
       6.500%, 12/01/27              2,522     2,510
       7.000%, 12/01/27              2,490     2,525
     GNMA
       6.500%, 09/15/08              3,127     3,162
       6.000%, 11/15/08              2,063     2,052
       6.500%, 02/15/24                 93        93
       7.500%, 05/15/24                411       424
       7.500%, 09/15/25                916       943

--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)VALUE (000)
--------------------------------------------------------------------------------

================================================================================
  U.S. GOVERNMENT AGENCY MORTGAGE-BACKED (continued)
================================================================================
   GNMA (continued)
       7.000%, 02/15/26             $  932   $   947
       6.500%, 04/15/26                946       943
       7.000%, 08/15/26              2,415     2,452
       7.500%, 09/15/26              1,954     2,010
       7.500%, 09/15/26              1,397     1,444
       7.500%, 01/15/27              2,425     2,498
       7.000%, 10/15/27              1,994     2,024
                                             -------
     TOTAL U.S. GOVERNMENT AGENCY
       MORTGAGE-BACKED BONDS
       (Cost $42,959)                         44,121
                                             -------
================================================================================
 CORPORATE OBLIGATIONS -- 10.1%
================================================================================
     American General
       6.250%, 12/18/02              2,000     2,018
       6.750%, 06/15/05              2,000     2,053
     American Telephone & Telegraph
       7.500%, 06/01/06              2,000     2,168
     Associates of North America
       7.875%, 09/30/01              2,000     2,130
     Avco Financial Services
       7.375%, 08/15/01              2,000     2,100
     Bankers Trust NY
       7.500%, 11/15/15              2,000     2,083
     Bass America
       6.750%, 08/01/99                 95        96
     Bell Atlantic
       8.000%, 10/15/29                175       208
     Caterpillar Tractor
       6.000%, 05/01/07                205       201
     Chemical Banking
       6.700%, 08/15/08              1,500     1,539
     Chesapeake & Potomac
       Telephone of Maryland
       6.000%, 05/01/03              1,500     1,508
     Citicorp
       6.750%, 08/15/05                200       206

The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
BALANCED FUND (continued)
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 CORPORATE OBLIGATIONS (continued)
================================================================================
     Du Pont (E.I.) de Nemours
       6.750%, 09/01/07            $ 3,000  $  3,143
     First Bank System
       6.875%, 09/15/07                500       519
     First National Bank of Boston
       8.000%, 09/15/04              2,000     2,190
     Ford Motor Credit
       6.500%, 02/28/02                500       508
       6.125%, 01/09/06              3,000     2,978
     General Motors Acceptance
       8.000%, 10/01/99                305       315
     Golden West Financial
       6.700%, 07/01/02                100       102
     Hydro Quebec
       8.050%, 07/07/24                100       116
     IBM
       8.375%, 11/01/19                200       244
     J.C. Penney
       6.000%, 05/01/06                100        97
     Joseph E. Seagram & Sons
       7.000%, 04/15/08              1,500     1,584
     Lehman Brothers Holding
       8.500%, 05/01/07              2,000     2,298
     Lockheed Martin
       7.700%, 06/15/08              2,000     2,223
     New England Telephone
      & Telegraph
       7.875%, 11/15/29                125       147
     Panhandle Eastern
       7.875%, 08/15/04              1,000     1,086
     Province of British Columbia
       7.000%, 01/15/03              1,500     1,568
     Ralston Purina
       7.750%, 10/01/15              2,000     2,215
     Royal Bank of Scotland
       6.375%, 02/01/11              2,500     2,488
     U.S. Bancorp
       6.750%, 10/15/05                150       155
     Wal-Mart
       6.375%, 03/01/03                200       205
       5.875%, 10/15/05              2,000     1,990
                                            --------
     TOTAL CORPORATE OBLIGATIONS
       (Cost $40,042)                         42,481
                                            --------

--------------------------------------------------------------------------------
DESCRIPTION                       PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 ASSET BACKED SECURITIES -- 1.0%
================================================================================
     American Express Master Trust,
       Ser 1994-1, Cl A
       7.150%, 08/15/99            $ 1,500  $  1,512
     Contimortgage Home Equity Loan
       Trust, Ser 1995-3, Cl A4
       7.440%, 09/15/15                200       210
     Contimortgage Home Equity Loan
       Trust, Ser 1994-4, Cl A3
       8.090%, 09/15/09                200       210
     Equity Capital Home Equity Loan
       Trust, Ser 1996-3, Cl A6
       7.400%, 12/15/19                350       366
     Green Tree Financial,
       Ser 1995-9, Cl A5
       6.800%, 01/15/27                250       259
     J.C. Penney Master Credit Card
       Trust, Ser C, Cl A
       9.625%, 06/30/00              1,000     1,087
     Standard Credit Card Master Trust,
       Ser 1993-3
       5.500%, 02/07/00                500       499
     Union Federal Savings Bank Trust,
       Ser 1994-A, Cl A
       5.075%, 05/15/00                 58        58
                                            --------
     TOTAL ASSET BACKED SECURITIES
       (Cost $4,044)                           4,201
                                            --------
================================================================================
 CORPORATE BOND -- 1.2%
================================================================================
     Sigma Finance (B) (C)
       5.770%, 11/10/98              5,000     5,000
                                            --------
     TOTAL CORPORATE BOND
       (Cost $5,000)                           5,000
                                            --------
================================================================================
 CERTIFICATE OF DEPOSIT-DOMESTIC -- 2.4%
================================================================================
     Bankers Trust New York (B) (C)
       5.650%, 07/15/98             10,000     9,998
                                            --------
     TOTAL CERTIFICATE OF DEPOSIT-DOMESTIC
       (Cost $9,998)                           9,998
                                            --------


The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
BALANCED FUND (concluded)
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 CERTIFICATES OF DEPOSIT-YANKEE -- 2.4%
================================================================================
     Societe Generale, New York (B) (C)
       5.750%, 05/06/98            $ 5,000   $ 5,001
       5.720%, 08/25/98              5,000     4,998
                                             -------
     TOTAL CERTIFICATES OF DEPOSIT-YANKEE
       (Cost $9,999)                           9,999
                                             -------
================================================================================
 BANK NOTE -- 1.2%
================================================================================
     PNC Bank (B) (C)
       5.620%, 02/13/98              5,000     5,001
                                             -------
     TOTAL BANK NOTE
       (Cost $5,001)                           5,001
                                             -------
================================================================================
 CASH EQUIVALENT -- 0.2%
================================================================================
     AIM Liquid Asset Money Fund (C)   773       773
                                             -------
     TOTAL CASH EQUIVALENT
       (Cost $773)                               773
                                             -------
================================================================================
 REPURCHASE AGREMENTS -- 6.1%
================================================================================
     JP Morgan Securities, Inc.
       5.59%, dated 01/30/98,
       matures 02/02/98,
       repurchase price
       $8,809,483 (collateralized
        by FHLB, par value
       $8,775,000, 6.76%,
       11/13/07: market
       value $8,982,913)             8,805     8,805
     Lehman Brothers (C)
       5.70%, dated 01/30/98,
       matures 02/02/98,
       repurchase price
       $17,031,342 (collateralized
       by various corporate
       obligations: 0.00%-9.502%,
       11/02/98-11/25/07: total
       market value $17,371,969)     17,023   17,023
                                            --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $25,828)                         25,828
                                            --------
   TOTAL INVESTMENTS -- 110.4%
     (Cost $361,714)                         463,216
                                            --------

--------------------------------------------------------------------------------
DESCRIPTION                               VALUE (000)
--------------------------------------------------------------------------------
   PAYABLE UPON RETURN OF
     SECURITIES LOANED -- (11.4%)          $ (47,794)
                                           ---------
   OTHER ASSETS AND LIABILITIES,
     NET -- 1.0%                               4,196
                                           ---------
================================================================================
 NET ASSETS:
================================================================================
     Fund Shares of Fiduciary Class
      (unlimited authorization --- no
       par value) based on 25,101,342
       outstanding shares of beneficial
       interest                              303,639
     Fund Shares of Retail Class A
      (unlimited authorization --
       no par value) based on
       597,304 outstanding shares of
        beneficial interest 7,034
     Undistributed net investment income         129
     Accumulated net realized gain
       on investments                          7,314
     Net unrealized appreciation
       on investments                        101,502
                                            --------
   TOTAL NET ASSETS -- 100.0%               $419,618
                                            ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY CLASS       $16.33
                                            ========
   NET ASSET VALUE AND REDEMPTION
     PRICE PER SHARE -- RETAIL CLASS A        $16.32
                                            ========
   MAXIMUM OFFERING PRICE PER SHARE --
     RETAIL CLASS A ($16.32(Divide)95.5%)     $17.09
                                            ========
--------------------------------------------------------------------------------
*NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
FHLB -- FEDERAL HOME LOAN BANK
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
SER -- SERIES
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JANUARY 31, 1998 (SEE FOOTNOTE 2). THE TOTAL VALUE OF SECURITIES ON LOAN AT JANUARY 31, 1998 WAS $47,813,189.
(B) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JANUARY 31, 1998.
(C) THIS SECURITY PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES LENDING.

The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DESCRIPTION                         SHARES    VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 COMMON STOCKS -- 96.0%
================================================================================
   AIR TRANSPORTATION -- 0.5%
     FDX (A)                        23,570   $ 1,534
                                             -------
   APPAREL/TEXTILES -- 1.0%
     Cintas                         78,830     3,291
                                             -------
   BANKS -- 4.0%
     Banc One (A)                   36,500     2,039
     Chase Manhattan Bank           24,785     2,657
     Fleet Financial Group          11,430       819
     U.S. Bancorp (A)               32,323     3,539
     Washington Mutual (A)          45,240     2,907
     Wells Fargo                     5,115     1,581
                                             -------
                                              13,542
                                             -------
   BEAUTY PRODUCTS -- 1.9%
     Avon Products (A)              83,330     5,000
     Colgate-Palmolive (A)          11,020       807
     Proctor & Gamble                5,440       426
                                             -------
                                               6,233
                                             -------

   BROADCASTING, NEWSPAPERS & ADVERTISING -- 3.3%
     Comcast, Cl A (A)              92,400     2,893
     Dow Jones (A)                  63,200     3,176
     Gannett                        55,060     3,331
     Interpublic Group (A)          33,370     1,637
                                             -------
                                              11,037
                                             -------
   CHEMICALS -- 1.7%
     B.F. Goodrich                 113,975     4,780
     Monsanto                       18,520       879
                                             -------
                                               5,659
                                             -------
   DIVERSIFIED OPERATIONS -- 2.0%
     Berkshire Hathaway* (A)         4,013     6,730
                                             -------
   COMPUTERS & SOFTWARE SERVICES -- 5.3%
     Cisco Systems*                 13,687       863
     Compaq Computer* (A)           24,650       741

--------------------------------------------------------------------------------
DESCRIPTION                         SHARES  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 COMMON STOCKS (continued)
================================================================================
   COMPUTERS & SOFTWARE SERVICES (CONTINUED)
     Computer Associates
      International                 15,609   $   830
     Dell Computer*                 18,070     1,797
     Fiserv*                        60,080     3,117
     HBO                            56,280     2,944
     Hewlett Packard                12,155       729
     Microsoft*                     34,250     5,110
     Parametric Technology*         31,030     1,575
                                             -------
                                              17,706
                                             -------
   DRUGS -- 14.0%
     Abbott Labs                    59,482     4,212
     Alza* (A)                      99,430     3,542
     Amgen*                         14,671       734
     Bristol-Myers Squibb           68,990     6,877
     Eli Lilly                      98,080     6,620
     Johnson & Johnson              48,390     3,239
     Merck                          34,235     4,014
     Pfizer                        106,970     8,765
     Schering Plough                58,520     4,235
     Warner Lambert                 30,135     4,535
                                             -------
                                              46,773
                                             -------
   ENTERTAINMENT -- 3.2%
     Mirage Resorts* (A)           139,370     3,214
     Walt Disney                    70,211     7,482
                                             -------
                                              10,696
                                             -------
   FINANCIAL SERVICES -- 5.4%
     American Express               53,455     4,474
     Charles Schwab (A)             44,590     1,628
     Fannie Mae                    108,295     6,687
     Franklin Resources (A)         78,120     3,501
     MBNA (A)                       59,262     1,841
                                             -------
                                              18,131
                                             -------
   FOOD, BEVERAGE & TOBACCO -- 8.3%
     Coca Cola Company             122,140     7,909
     Hershey Foods                  52,460     3,341

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
GROWTH FUND (continued)
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS (continued)
================================================================================
   FOOD, BEVERAGE & TOBACCO (CONTINUED)
     PepsiCo                       165,910   $ 5,983
     Philip Morris                 153,390     6,366
     Quaker Oats                    49,770     2,675
     Wm. Wrigley, Jr.               19,610     1,450
                                             -------
                                              27,724
                                             -------
   HOUSEHOLD PRODUCTS -- 3.2%
     Gillette (A)                  107,214    10,587
                                             -------
   INSURANCE -- 6.6%
     Allstate                       38,437     3,402
     American International Group   35,812     3,951
     First Health Group (A)         56,800     2,705
     Hartford Financial Services
       Group                        18,415     1,657
     Marsh & McLennan               19,980     1,476
     MBIA                           25,300     1,638
     Mutual Risk Management (A)     61,262     1,826
     Travelers (A)                 113,309     5,609
                                             -------
                                              22,264
                                             -------
   LEISURE PRODUCTS -- 1.6%
     Mattel (A)                    108,940     4,412
     Nike (A)                       22,280       893
                                             -------
                                               5,305
                                             -------
   MACHINERY -- 5.8%
     Applied Materials*              6,280       206
     Baker Hughes                   37,310     1,439
     Danaher                        37,290     2,354
     Dresser Industries             41,785     1,494
     Emerson Electric               29,020     1,756
     General Electric               91,560     7,096
     Illinois Tool Works            60,920     3,392
     Ingersoll Rand (A)             40,340     1,604
                                             -------
                                              19,341
                                             -------
   MARINE TRANSPORTATION -- 1.1%
     Carnival, Cl A                 66,030     3,685
                                             -------


--------------------------------------------------------------------------------
DESCRIPTION                         SHARES  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 COMMON STOCKS (continued)
================================================================================
   MEDICAL PRODUCTS & SERVICES -- 3.3%
     Covance*                       15,840   $   300
     Guidant                        25,070     1,611
     Medtronic (A)                  69,520     3,550
     Safeskin*                      72,200     4,084
     Stryker (A)                    41,460     1,531
                                             -------
                                              11,076
                                             -------
   MISCELLANEOUS BUSINESS SERVICES -- 3.0%
     Automatic Data Processing      26,335     1,575
     Cendant*                      203,112     6,880
     Electronic Data Systems         8,370       348
     First Data (A)                 43,822     1,342
                                             -------
                                              10,145
                                             -------
   MISCELLANEOUS CONSUMER SERVICES -- 1.4%
     Robert Half International*     82,782     3,197
     Service International          38,495     1,501
                                             -------
                                               4,698
                                             -------
   PAPER & PAPER PRODUCTS -- 1.0%
     Kimberly-Clark                 64,240     3,353
                                             -------
   PRINTING & PUBLISHING -- 1.3%
     McGraw-Hill                    42,870     2,993
     R.R. Donnelley & Sons          42,000     1,567
                                             -------
                                               4,560
                                             -------
   PROFESSIONAL SERVICES -- 3.6%
     Cognizant                     177,575     8,057
     Devry*                        128,030     3,873
                                             -------
                                              11,930
                                             -------
   RETAIL -- 6.5%
     Costco*                       108,000     4,684
     Home Depot                     85,710     5,169
     Kohls* (A)                     71,825     4,983
     McDonald's                     64,555     3,042

The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
GROWTH FUND (continued)
--------------------------------------------------------------------------------
ESCRIPTION                SHARES/PAR (000)   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 COMMON STOCKS (continued)
================================================================================
   RETAIL (CONTINUED)
     Safeway*                       56,520  $  3,755
                                            --------
                                              21,633
                                            --------
   SEMI-CONDUCTORS/INSTRUMENTS -- 4.1%
     Intel                          80,570     6,526
     National Semiconductor* (A)    74,220     2,087
     Texas Instruments              71,300     3,895
     Xilinx*                        32,440     1,231
                                            --------
                                              13,739
                                            --------
   TELEPHONES & TELECOMMUNICATION -- 2.9%
     AirTouch Communications*      106,975     4,694
     AT&T                           24,330     1,524
     Cincinnati Bell                10,880       390
     Lucent Technologies            36,259     3,209
                                            --------
                                               9,817
                                            --------
     TOTAL COMMON STOCKS
       (Cost $250,939)                       321,189
                                            --------
================================================================================
 CORPORATE BONDS -- 4.5%
================================================================================
     Merrill Lynch MTN (B) (C)
       5.770%, 05/11/98            $10,000    10,000
     Sigma Finance (B) (C)
       5.770%, 11/10/98              5,000     5,000
                                             -------
     TOTAL CORPORATE BONDS
       (Cost $15,000)                         15,000
                                             -------
================================================================================
 CERTIFICATES OF DEPOSIT-DOMESTIC -- 1.5%
================================================================================
     Bankers Trust New York (B) (C)
       5.640%, 09/11/98              5,000     4,998
                                             --------
     TOTAL CERTIFICATES OF DEPOSIT-DOMESTIC
       (Cost $4,998)                           4,998
                                             --------


--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 CERTIFICATES OF DEPOSIT-YANKEE -- 3.0%
================================================================================
     Societe Generale, New York (B) (C)
       5.750%, 05/06/98            $ 5,000   $ 5,001
       5.720%, 08/25/98              5,000     4,998
                                             -------
     TOTAL CERTIFICATES OF DEPOSIT-YANKEE
       (Cost $9,999)                           9,999
                                             -------
================================================================================
 CASH EQUIVALENT -- 0.6%
================================================================================
     Janus Money Fund (C)             2,000    2,000
                                             -------
     TOTAL CASH EQUIVALENT
       (Cost $2,000)                           2,000
                                             -------
================================================================================
 REPURCHASE AGREEMENTS -- 11.1%
================================================================================
     JP Morgan Securities, Inc.
       5.59%, dated 01/30/98,
       matures 02/02/98, repurchase
       price $13,088,759 (collateralized
       by FHLMC, par value $13,518,000,
       04/24/98: market value
       $13,344,375)                 13,083    13,083
     Lehman Brothers (C)
       5.70%, dated 01/30/98, matures
       02/02/98, repurchase price
       $24,075,308 (collateralized
       by various corporate
       obligations, 0.00%-9.502%,
       11/02/98-11/25/07: total
       market $24,556,814)          24,064    24,064
                                            --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $37,147)                         37,147
                                            --------
   TOTAL INVESTMENTS -- 116.7%
     (Cost $320,083)                         390,333
                                            --------
   PAYABLE UPON RETURN OF
     SECURITIES LOANED -- (16.7%)            (56,061)
                                            --------
   OTHER ASSETS AND LIABILITIES, NET -- 0.0%     222
                                            --------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
GROWTH FUND (concluded)
--------------------------------------------------------------------------------
DESCRIPTION                               VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 NET ASSETS:
================================================================================
     Fund Shares of Fiduciary Class
     (unlimited authorization --
      no par value) based on 22,525,588
      outstanding shares of beneficial
      interest                              $243,355
     Fund Shares of Retail Class A
     (unlimited authorization -- no
      par value) based on 678,641
      outstanding shares of beneficial
      interest                                 8,976
     Distribution in excess of net
       investment income                        (110)
     Accumulated net realized gain
       on investments                         12,023
     Net unrealized appreciation
       on investments                         70,250
                                            --------
   TOTAL NET ASSETS -- 100.0%               $334,494
                                            ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY CLASS       $14.41
                                            ========
   NET ASSET VALUE AND REDEMPTION
     PRICE PER SHARE -- RETAIL CLASS A        $14.43
                                            ========
   MAXIMUM OFFERING PRICE PER SHARE --
     RETAIL CLASS A ($14.43 [divide] 95.5%)   $15.11
                                            ========

--------------------------------------------------------------------------------
*NON-INCOME PRODUCING SECURITY
CL -- CLASS
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
MTN -- MEDIUM TERM NOTE
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JANUARY 31, 1998 (SEE FOOTNOTE 2). THE TOTAL VALUE OF SECURITIES ON LOAN AT JANUARY 31, 1998 WAS $56,064,306.
(B) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JANUARY 31, 1998.
(C) THIS SECURITY PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES LENDING.


The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
VALUE MOMENTUM FUND
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 COMMON STOCKS -- 93.6%
================================================================================
   AUTOMOTIVE -- 1.6%
     Arvin Industries              150,000   $ 5,175
     Ford Motor                     50,000     2,550
     Meritor Automotive*            10,000       229
     TRW                            20,000     1,017
                                             -------
                                               8,971
                                             -------
   BANKS -- 5.3%
     Bank United, Cl A*            120,000     4,957
     BankAmerica                    70,000     4,974
     Bankers Trust (A)              55,000     5,737
     First Union                   110,000     5,287
     J.P. Morgan                    35,000     3,542
     Providian Financial            50,000     2,444
     Wilmington Trust               50,000     2,919
                                             -------
                                              29,860
                                             -------
   BUILDING MATERIALS -- 1.5%
     Fleetwood Enterprises (A)      70,000     2,914
     Lafarge                       175,000     5,666
                                             -------
                                               8,580
                                             --------
   CHEMICALS -- 4.5%
     Avery Dennison                139,000     6,238
     Cabot (A)                     106,000     2,994
     Du Pont (E.I.) de Nemours      66,000     3,737
     Engelhard (A)                 202,500     3,392
     Solutia                        12,000       335
     W.R. Grace                     74,000     5,814
     Wellman (A)                   160,000     2,870
                                             -------
                                              25,380
                                             -------
   COMMUNICATIONS EQUIPMENT -- 2.3%
     CTS                           225,000     7,256
     Harris (A)                     80,000     3,810
     Lucent Technologies (A)        22,840     2,021
                                             -------
                                              13,087
                                             -------

--------------------------------------------------------------------------------
DESCRIPTION                         SHARES   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 COMMON STOCKS (continued)
================================================================================
   COMPUTERS & SERVICES -- 3.6%
     Cisco Systems*                 90,000   $ 5,676
     Electronic Data Systems        25,000     1,041
     Equifax (A)                   100,000     3,288
     Hewlett Packard                95,000     5,700
     IBM                            48,000     4,737
     NCR*                            1,465        44
                                             -------
                                              20,486
                                             -------
   DRUGS -- 5.9%
     American Home Products         45,000     4,295
     Amgen* (A)                     95,000     4,750
     Astra AB-A, ADR*              100,000     1,812
     Bristol Myers Squibb           26,000     2,592
     Merck                          50,000     5,862
     Monsanto                       60,000     2,846
     SmithKline Beecham, ADR (A)   114,000     7,189
     Watson Pharmaceuticals*       120,000     4,410
                                             -------
                                              33,756
                                             -------
   ELECTRICAL UTILITIES -- 0.5%
     General Public Utilities       75,000     2,948
                                             -------
   ENTERTAINMENT -- 0.0%
     Ascent Entertainment Group*    24,440       260
                                             -------
   FINANCIAL SERVICES -- 5.2%
     Aames Financial (A)           300,000     3,806
     Bear Stearns                  116,504     4,871
     Fannie Mae                    120,000     7,410
     Morgan Stanley, Dean
      Witter, Discover             100,000     5,837
     Travelers (A)                 150,001     7,425
                                             -------
                                              29,349
                                             -------
   FOOD, BEVERAGE & TOBACCO -- 4.0%
     Dole Food                     110,000     5,115
     IBP (A)                       130,000     2,632
     Philip Morris                 115,000     4,773
     Sara Lee (A)                   80,000     4,365

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
VALUE MOMENTUM FUND (continued)
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES     VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 COMMON STOCKS (continued)
================================================================================
   FOOD, BEVERAGE & TOBACCO (CONTINUED)
     Universal Foods                75,000   $ 3,188
     Universal                      70,000     2,708
                                             -------
                                              22,781
                                             -------
   GAS/NATURAL GAS -- 5.6%
     Coastal                       110,000     6,380
     Eastern Enterprises           135,000     5,586
     MCN (A)                        90,000     3,330
     Oneok* (A)                    150,000     5,128
     Questar                        82,000     3,413
     Sonat (A)                      50,000     2,184
     Westcoast Energy               30,000       720
     Williams (A)                  180,000     5,130
                                             -------
                                              31,871
                                             -------
   GLASS PRODUCTS -- 0.3%
     PPG Industries (A)             27,000     1,549
                                             -------
   HOTELS & LODGING -- 0.4%
     Hilton Hotels                  75,000     2,123
                                             -------
   HOUSEHOLD FURNITURE & FIXTURES -- 1.1%
     Leggett & Platt               135,000     6,100
                                             -------
   INSURANCE -- 2.5%
     Aegon N.V., ADR*               21,720     2,058
     Allstate                       39,467     3,493
     Chubb                          45,000     3,417
     Lincoln National               40,000     3,028
     Torchmark                      60,000     2,494
                                             -------
                                              14,490
                                             -------
   LEASING & RENTING -- 3.3%
     Comdisco (A)                  202,500     6,986
     GATX                           51,000     3,701
     Rollins Truck Leasing         310,000     5,638
     Xtra                           45,000     2,675
                                             -------
                                              19,000
                                             -------

--------------------------------------------------------------------------------
DESCRIPTION                         SHARES    VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 COMMON STOCKS (continued)
================================================================================
   LEISURE PRODUCTS -- 1.2%
     Hasbro                        200,000   $ 6,900
                                             -------
   MACHINERY -- 5.6%
     Caterpillar (A)                86,000     4,128
     Deere                          80,000     4,220
     Dresser Industries (A)        165,000     5,899
     General Electric               90,000     6,975
     Rockwell International*        45,000     2,514
     Textron                        60,000     3,589
     Toro                          117,500     4,575
                                             -------
                                              31,900
                                             -------
   MEASURING DEVICES -- 1.3%
     Perkin Elmer (A)               30,000     1,770
     Tektronix (A)                 137,500     5,809
                                              -------
                                               7,579
                                              -------
   MEDICAL PRODUCTS & SERVICES -- 4.7%
     Baxter International           95,000     5,290
     Becton, Dickinson (A)         100,000     6,313
     Fresenius National
     Medical Care, ADR*             67,141     1,691
     Mallinckrodt (A)               75,000     2,658
     Manor Care                    115,000     3,989
     Novacare*                     100,000     1,250
     Tenet Healthcare*             155,000     5,348
                                             -------
                                              26,539
                                             -------
   MISCELLANEOUS BUSINESS SERVICES -- 3.0%
     Cendant* (A)                  257,732     8,731
     Choicepoint*                   10,000       452
     Manpower                       30,000     1,110
     Wallace Computer Services (A) 170,000     6,556
                                             -------
                                              16,849
                                             -------
  OFFICE FURNITURE & FIXTURES -- 1.0%
     Hon Industries                 90,000     5,490
                                             -------

The accompanying notes are an integral part of the financial statements.

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STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
VALUE MOMENTUM FUND (continued)
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 COMMON STOCKS (continued)
================================================================================
   PAPER & PAPER PRODUCTS -- 2.0%
     Kimberly-Clark                116,720   $ 6,091
     Weyerhaeuser (A)               45,000     2,242
     Willamette Industries (A)      94,000     3,149
                                             -------
                                              11,482
                                             -------
   PETROLEUM & FUEL PRODUCTS -- 3.8%
     Chevron                        55,000     4,115
     Mobil                          56,000     3,815
     Occidental Petroleum          190,000     4,845
     Royal Dutch Petroleum          52,000     2,665
     Union Pacific Resources       165,408     3,701
     Union Texas Petroleum (A)     130,000     2,462
                                             -------
                                              21,603
                                             -------
   PETROLEUM REFINING -- 0.6%
     Ashland                        30,000     1,583
     Valero Energy                  50,000     1,578
                                             -------
                                               3,161
                                             -------
   PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 1.3%
     Xerox                          89,000     7,153
                                             -------
   PRINTING & PUBLISHING -- 1.4%
     Houghton Mifflin (A)          100,000     2,706
     McGraw-Hill                    75,000     5,236
                                             -------
                                               7,942
                                             -------
   RAILROADS -- 1.2%
     Burlington Northern Santa Fe   32,000     2,776
     Florida East Coast Railway     40,000     4,010
                                             -------
                                               6,786
                                             -------
   REAL ESTATE -- 5.1%
     BRE Properties, Cl A          172,262     4,748
     CBL Associates Properties     260,000     6,419
     First Industrial Realty Trust 145,000     5,202
     Meditrust                      30,700       988
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES  VALUE (000)
--------------------------------------------------------------------------------

================================================================================

================================================================================
   REAL ESTATE (CONTINUED)
     JP Realty                     143,000   $ 3,477
     Post Properties               115,000     4,420
     Price Real Estate
      Investment Trust              90,000     3,994
                                             -------
                                              29,248
                                             -------
   RETAIL -- 3.7%
     Dayton-Hudson (A)              74,000     5,323
     Federated Department
      Stores* (A)                  145,000     6,144
     Kroger*                        60,000     2,348
     May Department Stores (A)      50,000     2,628
     Sears Roebuck                  96,000     4,422
                                             -------
                                              20,865
                                             -------
   RUBBER & PLASTIC -- 1.9%
     Hanna                         240,000     4,890
     Sonoco Products               160,000     5,680
                                             -------
                                              10,570
                                             -------
   SEMI-CONDUCTORS/INSTRUMENTS -- 2.8%
     Applied Materials* (A)         85,000     2,789
     Avnet                          40,000     2,440
     Intel                         110,000     8,910
     National Semiconductor* (A)    75,000     2,109
                                             -------
                                              16,248
                                             -------
   STEEL & STEEL WORKS -- 0.8%
     Aluminum Company of America    25,000     1,909
     Harsco (A)                     60,000     2,434
                                             -------
                                               4,343
                                             -------
   TELEPHONES & TELECOMMUNICATION -- 4.6%
     AirTouch Communications*       16,000       702
     Bell Atlantic                  60,000     5,554
     Century Telephone Enterprises 100,000     5,275
     Comsat                         50,000     1,247
     Frontier (A)                  100,000     2,606
     GTE                            60,000     3,274

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
VALUE MOMENTUM FUND (continued)
--------------------------------------------------------------------------------
DESCRIPTION               SHARES/PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 COMMON STOCKS (continued)
================================================================================
   TELEPHONES & TELECOMMUNICATION (CONTINUED)
     SBC Communications             95,000   $ 7,386
                                             -------
                                              26,044
                                             -------
     TOTAL COMMON STOCKS
       (Cost $322,567)                       531,293
                                             -------
================================================================================
 CORPORATE BONDS -- 3.5%
================================================================================
     Merrill Lynch MTN (B) (C)
       5.770%, 05/11/98            $15,000    15,000
     Sigma Finance (B) (C)
       5.770%, 11/10/98              5,000     5,000
                                             -------
     TOTAL CORPORATE BONDS
       (Cost $20,000)                         20,000
                                             -------
================================================================================
 COMMERCIAL PAPER -- 1.8%
================================================================================
     South Western Electric PLC# (C)
       5.664%, 02/19/98             10,472    10,441
                                             -------
     TOTAL COMMERCIAL PAPER
       (Cost $10,441)                         10,441
                                             -------
================================================================================
 CERTIFICATES OF DEPOSIT-DOMESTIC -- 3.0%
================================================================================
     Bankers Trust New York (B) (C)
       5.650%, 07/15/98             12,000    12,006
       5.640%, 09/11/98              5,000     4,998
                                             -------
     TOTAL CERTIFICATES OF DEPOSIT-DOMESTIC
       (Cost $17,004)                         17,004
                                             -------
================================================================================
  CERTIFICATES OF DEPOSIT-YANKEE -- 1.8%
================================================================================
     Societe Generale, New York (B) (C)
       5.750%, 05/06/98              5,000     5,001
       5.720%, 08/25/98              5,000     4,998
                                             -------
     TOTAL CERTIFICATES OF DEPOSIT-YANKEE
       (Cost $9,999)                           9,999
                                             -------
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 CASH EQUIVALENT -- 0.5%
================================================================================
     AIM Liquid Asset Money Fund (C) $ 2,816 $ 2,816
                                             -------
     TOTAL CASH EQUIVALENT
       (Cost $2,816)                           2,816
                                             -------

================================================================================
 REPURCHASE AGREMENTS -- 12.8%
================================================================================
     JP Morgan Securities, Inc.
       5.59%, dated 01/30/98,
       matures 02/02/98,
       repurchase price
       $34,989,975 (collateralized
       by various U.S. Government
       Obligations, total par value
       $35,455,000, 6.50%-6.76%,
       11/13/07-01/07/08:
       total market value
       $35,678,026)                  34,974   34,974
     Lehman Brothers (C)
       5.70%, dated 01/30/98,
       matures 02/02/98,
       repurchase price
       $37,613,079 (collateralized
       by various corporate
       obligations, 0.00%-9.502%,
       11/02/98-11/25/07:
       total market value
       $38,365,341)                  37,595   37,595
                                             -------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $72,569)                         72,569
                                             -------
   TOTAL INVESTMENTS -- 117.0%
     (Cost $455,396)                         664,122
                                             -------
   PAYABLE UPON RETURN OF
     SECURITIES LOANED -- (17.2%)            (97,855)
                                             -------
   OTHER ASSETS AND LIABILITIES, NET -- 0.2%   1,209
                                             -------

The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
VALUE MOMENTUM FUND (concluded)
--------------------------------------------------------------------------------
DESCRIPTION                               VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 NET ASSETS:
================================================================================
     Fund Shares of Fiduciary Class
      (unlimited authorization --
      no par value) based on
      20,528,270 outstanding shares
      of beneficial interest                $338,538
     Fund Shares of Retail Class A
      (unlimited authorization --
      no par value) based on
      1,083,161 outstanding shares
      of beneficial interest                  18,723
     Undistributed net investment income         221
     Accumulated net realized gain
       on investments                          1,268
     Net unrealized appreciation
       on investments                        208,726
                                            --------
   TOTAL NET ASSETS -- 100.0%               $567,476
                                            ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY CLASS       $26.26
                                            ========
   NET ASSET VALUE AND REDEMPTION
     PRICE PER SHARE -- RETAIL CLASS A        $26.25
                                            ========
   MAXIMUM OFFERING PRICE PER SHARE --
     RETAIL CLASS A ($25.25(Divide)95.5%)     $27.49
                                            ========

--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# REPRESENTS THE EFFECTIVE YIELD AT DATE OF PURCHASE.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
MTN -- MEDIUM TERM NOTE
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JANUARY 31, 1998 (SEE FOOTNOTE 2). THE TOTAL VALUE OF SECURITIES ON LOAN AT JANUARY 31, 1998 WAS $97,853,740.
(B) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JANUARY 31, 1998.
(C) THIS SECURITY PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES LENDING.

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
INCOME EQUITY FUND
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES    VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 COMMON STOCK -- 98.0%
================================================================================
   AUTOMOTIVE -- 0.5%
     Genuine Parts                  57,125   $ 1,896
                                             -------
   BANKS -- 10.4%
     Banc One (A)                  193,275    10,799
     First Union                   177,350     8,524
     Fleet Financial Group (A)      87,725     6,283
     J.P. Morgan                    39,000     3,946
     National City (A)              60,875     3,664
     NationsBank (A)                92,500     5,550
                                             -------
                                              38,766
                                             -------
   BEAUTY PRODUCTS -- 0.9%
     International Flavors &
     Fragrances (A)                 81,575     3,436
                                             -------
   BUSINESS SERVICES -- 1.6%
     Pitney Bowes                  129,850     5,957
                                             -------
   CHEMICALS -- 4.4%
     B.F. Goodrich                 101,275     4,247
     BetzDearborn (A)               56,600     3,262
     Dow Chemical (A)               29,125     2,621
     Du Pont (E. I.) de Nemours     31,500     1,784
     Rohm & Haas (A)                20,100     1,724
     Witco (A)                      63,050     2,554
                                             -------
                                              16,192
                                             -------
   DRUGS -- 5.3%
     Bristol-Myers Squibb          100,750    10,044
     Merck                          47,675     5,590
     SmithKline Beecham             63,300     3,992
                                             -------
                                              19,626
                                             -------
   ELECTRICAL EQUIPMENT -- 2.1%
     AMP (A)                       104,900     4,196
     Thomas & Betts (A)             72,900     3,599
                                             --------
                                               7,795
                                             --------
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES    VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 COMMON STOCKS (continued)
================================================================================
   ELECTRICAL UTILITIES -- 7.7%
     Baltimore Gas & Electric      165,350  $  5,022
     Duke Power                    122,475     6,637
     FPL Group                     140,300     8,050
     PacifiCorp                    185,200     4,294
     TECO Energy (A)               176,200     4,570
                                            --------
                                              28,573
                                            --------
   ENVIRONMENTAL SERVICES -- 0.8%
     Browning-Ferris Industries (A) 87,300     3,017
                                            --------
   FOOD, BEVERAGE & TOBACCO-- 8.1%
     Anheuser Busch                145,580     6,542
     General Mills (A)              97,100     7,228
     H.J. Heinz                    126,325     7,003
     Kellogg                        91,700     4,235
     Philip Morris                 123,900     5,142
                                            --------
                                              30,150
                                            --------
   GAS/NATURAL GAS -- 2.9%
     Consolidated Natural Gas       95,100     5,165
     Williams (A)                  200,850     5,724
                                            --------
                                              10,889
                                            --------
   INSURANCE -- 7.6%
     American General              108,000     6,088
     Jefferson Pilot (A)            46,525     3,800
     Lincoln National               34,250     2,592
     Marsh & McLennan              129,100     9,537
     St. Paul (A)                   72,900     6,342
                                            --------
                                              28,359
                                            --------
   MACHINERY -- 6.8%
     Dresser Industries             99,675     3,563
     Emerson Electric               78,150     4,728
     General Electric               52,925     4,102
     Minnesota Mining &
      Manufacturing                 51,850     4,329

The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
INCOME EQUITY FUND (continued)
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS (continued)
================================================================================
   MACHINERY (CONTINUED)
     National Service
       Industries (A)               89,400 $  4,470
     Tenneco (A)                   101,525     4,118
                                            --------
                                              25,310
                                            --------
  MEDICAL PRODUCTS & SERVICES -- 2.5%
     Baxter International          166,575     9,276
                                             --------
   PAPER & PAPER PRODUCTS -- 4.9%
     International Paper (A)        82,870     3,786
     Kimberly-Clark                111,400     5,814
     Union Camp                     41,150     2,353
     Weyerhaeuser                  123,800     6,167
                                            --------
                                              18,120
                                            --------
   PETROLEUM & FUEL PRODUCTS -- 8.4%
     Amoco                          44,950     3,658
     Atlantic Richfield             66,175     4,922
     Chevron                        31,425     2,351
     Exxon                         115,650     6,859
     Mobil                          82,900     5,648
     Phillips Petroleum             99,425     4,375
     Texaco                         66,300     3,452
                                            --------
                                              31,265
                                            --------
   PRINTING & PUBLISHING -- 5.9%
     Dow Jones (A)                  67,325     3,383
     McGraw-Hill                   169,150    11,809
     R.R. Donnelley & Sons (A)     177,875     6,637
                                            --------
                                              21,829
                                            --------
   RAILROADS -- 1.0%
     Union Pacific                  60,550     3,633
                                            --------
   RETAIL -- 3.4%
     J.C. Penney                    76,925     5,183
     May Department Stores          68,000     3,574
     Sears Roebuck                  79,100     3,644
                                            --------
                                              12,401
                                            --------
--------------------------------------------------------------------------------
DESCRIPTION               SHARES/PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 COMMON STOCKS (continued)
================================================================================
   RUBBER & PLASTIC -- 0.6%
     Rubbermaid (A)                 84,400   $  2,184
                                             --------
   SPECIALTY MACHINERY -- 1.6%
     Cooper Industries             112,100      5,948
                                             --------
   TELEPHONES & TELECOMMUNICATION -- 10.6%
     AT&T                           83,125     5,206
     Ameritech                     162,650     6,984
     Bell Atlantic                 122,888    11,375
     Bellsouth                      45,450     2,753
     GTE                            72,575     3,960
     SBC Communications             56,325     4,379
     US West                       100,670     4,845
                                            --------
                                              39,502
                                            --------
     TOTAL COMMON STOCK
       (Cost $284,875)                       364,124
                                            --------
================================================================================
 CORPORATE BOND - 1.3%
================================================================================
     Sigma Finance (B) (C)
       5.770%, 11/10/98           $  5,000     5,000
                                            --------
     TOTAL CORPORATE BOND
       (Cost $5,000)                           5,000
                                            --------
================================================================================
 COMMERCIAL PAPER -- 2.7%
================================================================================
     South Western Electric PLC* (C)
       5.664%, 02/19/98             10,000     9,970
                                            --------
     TOTAL COMMERCIAL PAPER
       (Cost $9,970)                           9,970
                                            --------
================================================================================
 CERTIFICATE OF DEPOSIT-YANKEE -- 2.7%
================================================================================
     Societe Generale, New York (B) (C)
       5.720%, 08/25/98             10,000     9,997
                                            --------
     TOTAL CERTIFICATE OF DEPOSIT-YANKEE
       (Cost $9,997)                           9,997
                                            --------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
INCOME EQUITY FUND (concluded)
--------------------------------------------------------------------------------
DESCRIPTION                      PAR (000)   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 REPURCHASE AGREEMENTS -- 16.8%
================================================================================
     JP Morgan Securities, Inc.
       5.59%, dated 01/30/98, matures
       02/02/98, repurchase price
       $5,858,370 (collateralized
       by FHLB, par value
       $5,835,000, 6.76%, 11/13/07:
       market value $5,973,253)     $ 5,856  $  5,856
     Lehman Brothers (C)
       5.70%, dated 01/30/98,
       matures 02/02/98, repurchase
       price $56,789,726 (collateralized
       by various corporate
       obligations, 0.00%-9.502%,
       11/02/98-11/25/07: total
       market value $57,925,521)     56,763    56,763
                                             --------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $62,619)                          62,619
                                             --------
   TOTAL INVESTMENTS -- 121.5%
     (Cost $372,461)                          451,710
                                             --------
   PAYABLE UPON RETURN
     OF SECURITIES LOANED -- (22.0%)          (81,730)
                                             --------
   OTHER ASSETS AND LIABILITIES, NET -- 0.5%    1,752
                                             --------
--------------------------------------------------------------------------------
DESCRIPTION                                 VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 NET ASSETS:
================================================================================
     Fund Shares of Fiduciary Class
      (unlimited authorization --
       no par value)  based on 21,265,341
       outstanding shares of beneficial
       interest                              $259,556
     Fund Shares of Retail Class A
      (unlimited authorization --
       no par value) based on
       1,095,095 outstanding shares
       of beneficial interest                  16,198
     Distribution in excess of net
       investment income                          (79)
     Accumulated net realized gain
       on investments                          16,808
     Net unrealized appreciation
       on investments                          79,249
                                             --------
   TOTAL NET ASSETS -- 100.0%                $371,732
                                             ========
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY CLASS        $16.62
                                             ========
   NET ASSET VALUE AND REDEMPTION
     PRICE PER SHARE -- RETAIL CLASS A         $16.65
                                             ========
   MAXIMUM OFFERING PRICE PER SHARE --
     RETAIL CLASS A ($16.65(Divide)95.5%)      $17.43
                                             ========
--------------------------------------------------------------------------------
* REPRESENTS THE EFFECTIVE YIELD AT DATE OF PURCHASE.
FHLB -- FEDERAL HOME LOAN BANK
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT JANUARY 31, 1998 (SEE FOOTNOTE 2). THE TOTAL VALUE OF SECURITIES ON LOAN AT
    JANUARY 31, 1998 WAS $81,714,670.
(B) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT ON NET ASSETS IS THE RATE IN EFFECT ON JANUARY 31, 1998.
(C) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES
    LENDING.

The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

SCHEDULE OF INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 COMMON STOCKS -- 76.3%
================================================================================
   AIR TRANSPORTATION -- 1.3%
     AMR*                           11,000   $ 1,389
                                             -------
   AIRCRAFT -- 1.7%
     Allied Signal                  33,200     1,293
     Boeing                         12,000       571
                                             -------
                                               1,864
                                             -------
   BANKS -- 13.4%
     Banc One                       18,600     1,039
     BankBoston                     14,400     1,289
     Bankers Trust (A)               5,000       522
     Chase Manhattan Bank           13,500     1,447
     Citicorp                       13,500     1,606
     Comerica                       20,000     1,887
     CoreStates                     18,100     1,385
     H.F. Ahmanson                  10,000       583
     Merchantile Bancorp (A)        22,500     1,136
     NationsBank                     6,524       391
     Providian Financial            21,300     1,041
     U.S. Bancorp (A)               11,000     1,205
     Union Planters                 17,000     1,046
                                             -------
                                              14,577
                                             -------
   BEAUTY PRODUCTS -- 0.9%
     Avon Products                  17,000     1,020
                                             -------
   CHEMICALS -- 0.7%
     IMC Global (A)                 22,900       739
                                             -------
   COMPUTERS & SOFTWARE SERVICES -- 16.9%
     3Com*                          32,000     1,058
     Autodesk                       23,500       908
     Cadence Design Systems* (A)    44,000     1,232
     Cisco Systems*                 30,000     1,892
     Compaq Computer* (A)           36,400     1,094
     Computer Associates
      International                 31,725     1,687
     EMC*                           45,000     1,465
     Microsoft*                      8,000     1,194
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 COMMON STOCKS (continued)
================================================================================
   COMPUTERS & SOFTWARE SERVICES (CONTINUED)
     NCR*                              937   $    28
     Networks Associates* (A)       20,709     1,118
     Peoplesoft* (A)                52,800     1,848
     Quantum* (A)                   77,400     1,887
     Sun Microsystems*              45,000     2,157
     Synopsys*                      28,000       866
                                             -------
                                              18,434
                                             -------
   DRUGS -- 6.4%
     American Home Products         18,800     1,794
     Eli Lilly                      14,852     1,003
     Forest Laboratories*           29,200     1,734
     Pfizer                         13,000     1,065
     Warner Lambert                  8,900     1,339
                                             -------
                                               6,935
                                             -------
   ENVIRONMENTAL SERVICES-- 0.7%
     U.S. Filter* (A)               23,000       748
                                             -------
   FINANCIAL SERVICES -- 4.9%
     Firstplus Financial Group* (A) 43,700     1,327
     Franklin Resources (A)         30,000     1,344
     Merrill Lynch                  15,400       972
     The Money Store (A)            89,400     1,710
                                             -------
                                               5,353
                                             -------
   FOOD, BEVERAGE & TOBACCO -- 2.0%
     PepsiCo                        41,600     1,500
     RJR Nabisco                    21,000       662
                                             -------
                                               2,162
                                             -------
   GAS/NATURAL GAS -- 0.3%
     El Paso Natural Gas             6,000       384
                                             -------
   HOUSEHOLD PRODUCTS -- 1.3%
     Clorox                          7,500       575
     Kimberly-Clark                 16,500       861
                                             -------
                                               1,436
                                             -------

The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND (continued)
--------------------------------------------------------------------------------
DESCRIPTION                SHARES/PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 COMMON STOCKS (continued)
================================================================================
   LEISURE PRODUCTS -- 1.5%
     Mattel                         41,400   $ 1,677
                                             -------
   MEDICAL PRODUCTS & SERVICES -- 7.7%
     BioChem Pharma*                53,500     1,097
     Boston Scientific*             35,300     1,791
     Healthsouth*                   67,000     1,503
     Medpartners*                  107,000     1,063
     Pacificare Health Systems*     10,000       580
     Perkin Elmer                   14,800       873
     United Healthcare (A)          30,000     1,538
                                             -------
                                               8,445
                                             -------
   METALS -- 0.6%
     Aluminum Company of America     8,400       642
                                             -------
   PAPER & PAPER PRODUCTS -- 1.2%
     Champion International         13,000       665
     International Paper (A)        15,000       685
                                             -------
                                               1,350
                                             -------
   PETROLEUM & FUEL PRODUCTS -- 1.8%
     Diamond Offshore Drilling (A)  36,800     1,645
     Tidewater (A)                   7,000       286
                                             -------
                                               1,931
                                             -------
   PETROLEUM REFINING -- 2.2%
     Exxon                          15,000       890
     Mobil                          15,800     1,076
     Royal Dutch Petroleum           8,000       410
                                             -------
                                               2,376
                                             -------
   RETAIL -- 4.3%
     Costco*                        14,500       629
     General Nutrition*             30,500     1,100
     Safeway* (A)                   31,300     2,079
     Sears Roebuck                   5,000       230
     Staples*                       20,000       545
     Tricon Global Restaurants*      2,000        55
                                             -------
                                               4,638
                                             -------
--------------------------------------------------------------------------------
DESCRIPTION                   SHARES/PAR (000)   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
 COMMON STOCKS (continued)
================================================================================
   SEMI-CONDUCTORS/INSTRUMENTS -- 2.8%
     Adaptec*                       49,000   $ 1,093
     Analog Devices*                49,000     1,446
     Atmel*                         32,400       524
                                             -------
                                               3,063
                                             -------
   SPECIALTY MACHINERY -- 1.4%
     American Standard* (A)         24,000       962
     Solectron*                     12,500       541
                                             -------
                                               1,503
                                             -------
   STEEL & STEEL WORKS -- 0.8%
     Ispat International NV* (A)    39,000       843
                                             -------
   TELEPHONES & TELECOMMUNICATION -- 1.4%
     Pairgain Technologies*         22,000       404
     WorldCom*                      30,000     1,074
                                             -------
                                               1,478
                                             -------
   WHOLESALE -- 0.1%
     Autoliv                         3,410       115
                                             -------
     TOTAL COMMON STOCKS
       (Cost $72,412)                         83,102
                                             -------
================================================================================
 EQUITY OPTIONS -- -0.5%
================================================================================
     Autodesk February 35 Calls*      (235)     (118)
     Computer Associates March
      45 Calls*                       (317)     (293)
     Safeway February 65 Calls*       (313)      (94)
                                             -------
     TOTAL EQUITY OPTIONS
       (Cost ($391))                            (505)
                                             -------
================================================================================
 TIME DEPOSITS -- 18.2%
================================================================================
     Industrial Bank of Japan Limited
       5.500%, 02/02/98            $19,784    19,784
                                             -------
     TOTAL TIME DEPOSITS
       (Cost $19,784)                         19,784
                                             -------

The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


SCHEDULE OF INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND (concluded)
--------------------------------------------------------------------------------
DESCRIPTION                        PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
CORPORATE BOND -- 2.3%
================================================================================
     Sigma Finance (B) (C)
       5.770%, 11/10/98             $2,500  $  2,500
                                            --------
     TOTAL CORPORATE BOND
       (Cost $2,500)                           2,500
                                            --------
================================================================================
COMMERCIAL PAPER -- 3.2%
================================================================================
     South Western Electric PLC# (C)
       5.654%, 02/19/98              3,472     3,462
                                            --------
     TOTAL COMMERCIAL PAPER
       (Cost $3,462)                           3,462
                                            --------
================================================================================
CERTIFICATE OF DEPOSIT -- 2.8%
================================================================================
     Bankers Trust (B) (C)
       5.650%, 07/15/98              3,000     2,999
                                            --------
     TOTAL CERTIFICATE OF DEPOSIT
       (Cost $2,999)                           2,999
                                            --------
================================================================================
BANK NOTE -- 2.3%
================================================================================
     PNC Bank (B) (C)
       5.620%, 02/13/98              2,500     2,501
                                            --------
     TOTAL BANK NOTE
       (Cost $2,501)                           2,501
                                            --------
--------------------------------------------------------------------------------
DESCRIPTION                         PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
REPURCHASE AGREEMENT -- 8.5%
================================================================================
     Lehman Brothers (C)
       5.70%, dated 01/30/98, matures
       02/02/98, repurchase price
       $9,302,972 (collateralized by
       various corporate obligations,
       0.00%-9.502%, 11/02/98-11/25/07:
       total market value
       $9,489,031)                  $9,299  $  9,299
                                            --------
     TOTAL REPURCHASE AGREEMENT
       (Cost $9,299)                           9,299
                                            --------

   TOTAL INVESTMENTS -- 113.1%
     (Cost $112,566)                         123,142
                                            --------
   PAYABLE UPON RETURN OF
     SECURITIES LOANED -- (19.3%)            (20,761)
                                            --------
   OTHER ASSETS AND LIABILITIES,
     NET -- 6.2%                               6,524
                                            --------
--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# REPRESENTS THE EFFECTIVE YIELD AT DATE OF PURCHASE.
CL -- CLASS
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT
    JANUARY 31, 1998 (SEE FOOTNOTE 2). THE TOTAL VALUE OF SECURITIES ON LOAN AT JANUARY 31, 1998 WAS $20,764,095.
(B) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JANUARY 31, 1998.
(C) THIS SECURITY PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES LENDING.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
EMERGING GROWTH FUND
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES    VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS -- 89.2%
================================================================================
   AEROSPACE & DEFENSE -- 0.4%
     Simula* (A)                    20,000   $   289
                                             -------
   AIR TRANSPORTATION -- 1.6%
     Expeditors International
        of Washington                7,500       233
     Mesaba Holdings*               10,000       290
     Midway Airlines*               15,000       272
     Southwest Airlines             10,000       261
                                             -------
                                               1,056
                                             -------
   APPAREL/TEXTILES -- 1.0%
     Interface                      18,500       654
                                             -------
   BANKS -- 15.6%
     Astoria Financial              30,000     1,541
     Commercial Federal             42,000     1,365
     Cullen/Frost Bankers           17,400       955
     Downey Financial               20,000       562
     First American, Tennessee       7,000       314
     First Security                  8,000       279
     FirstFed Financial*            25,000       878
     Hibernia, Cl A                 25,500       486
     Long Island Bancorp            20,000       899
     Old Kent Financial              4,000       155
     Provident Bankshares           25,000     1,581
     Roslyn Bancorp*                28,000       588
     TR Financial                   20,000       595
     Union Planters                  6,000       369
                                             -------
                                              10,567
                                             -------
   BROADCASTING, NEWSPAPERS & ADVERTISING -- 3.0%
     Chancellor Media, Cl A*         5,000       172
     Cox Radio, Cl A*                9,300       355
     SFX Broadcasting, Cl A* (A)     7,500       646
     Sinclair Broadcast Group* (A)   2,500       118
     Snyder Communications*         20,000       752
                                             -------
                                               2,043
                                             -------

--------------------------------------------------------------------------------
DESCRIPTION                         SHARES   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS (continued)
================================================================================
   BUILDING & CONSTRUCTION -- 1.3%
     Centex Construction Products   17,000   $   523
     Southdown                       6,000       378
                                             -------
                                                 901
                                             -------
   COMMUNICATIONS EQUIPMENT -- 2.7%
     ADC Telecommunications*         4,500        86
     Applied Signal Technology*     20,000       270
     Avid Technology*                7,500       218
     Ciena*                          1,000        55
     Nice Systems Limited*          11,900       446
     Omnipoint*                     15,000       380
     P-Com*                          7,500       146
     Sawtek*                         7,500       195
                                             -------
                                               1,796
                                             -------
   COMPUTERS & SOFTWARE SERVICES -- 11.6%
     Aspect Development*             8,000       358
     BMC Software* (A)              16,000     1,084
     Checkpoint Software*            5,000       152
     Ciber* (A)                      5,000       281
     Cisco Systems*                  6,750       426
     Computer Horizons               2,500       105
     Daou Systems*                   9,000       200
     Diamond Multimedia Systems*    10,000       113
     HBO                            22,500     1,177
     Intelligroup*                  13,500       278
     Mastech                         7,500       280
     Mercury Interactive*           15,000       439
     Network Appliance*             12,000       361
     Pegasystems* (A)               12,500       253
     Peregrine Systems*              8,000       100
     Remedy*                         2,500        39
     Saville Systems
        Ireland, ADR* (A)           45,000     1,834
     Zebra Technologies, Cl A*      12,400       344
                                             -------
                                               7,824
                                             -------


The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
EMERGING GROWTH FUND
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS (continued)
================================================================================
   DRUGS -- 5.6%
     Agouron Pharmaceutical*        15,500   $   539
     Aviron*                        27,500       706
     Axogen Limited Units*           7,500       326
     Centocor*                       2,500       100
     Coulter Pharmaceutical*        24,000       480
     Cytyc*                         15,000       324
     IDEC Pharmaceuticals*           5,000       209
     Neurocrine Biosciences*         7,500        64
     Rexall Sundown*                15,000       518
     Sangstat Medical*               7,500       212
     Sybron International*           6,300       299
                                             -------
                                               3,777
                                             -------
   ENTERTAINMENT -- 1.0%
     Grand Casinos*                 50,000       669
                                             -------
   ENVIRONMENTAL SERVICES -- 2.9%
     Allied Waste Industries*       16,000       332
     American Disposal Services*    25,000       828
     Superior Services*             17,000       453
     USA Waste Services* (A)        10,000       367
                                             -------
                                               1,980
                                             -------
   FINANCIAL SERVICES -- 0.2%
     Firstplus Financial Group* (A)  5,000       152
                                             -------
   FOOD, BEVERAGE & TOBACCO-- 1.9%
     Dean Foods                     10,000       574
     Earthgrains                     5,000       230
     Suiza Foods*                    8,000       488
                                             -------
                                               1,292
                                             -------
   HOTELS & LODGING -- 0.4%
     Signature Resorts* (A)         11,000       268
                                             -------
   HOUSEHOLD FURNITURE & FIXTURES -- 0.7%
     Advanced Lighting
       Technologies*                10,000       234
     Ethan Allen Interiors           5,000       239
                                             -------
                                                 473
                                             -------
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS (continued)
================================================================================
   INSURANCE -- 1.3%
     Arm Financial Group*           34,500   $   856
                                             -------
   LEISURE PRODUCTS -- 0.4%
     Toymax International*          32,000       276
                                             -------
   MACHINERY -- 1.1%
     Camco International            10,000       547
     Chart Industries               10,000       215
                                             -------
                                                 762
                                             -------
   MEASURING DEVICES -- 0.4%
     Technitrol                      8,000       257
                                             -------
   MEDICAL PRODUCTS & SERVICES -- 3.4%
     BioChem Pharma*                13,000       266
     Concord EFS*                   10,343       266
     ESC Medical Systems
       Limited* (A)                  5,500       204
     FPA Medical Management* (A)    10,000       169
     Lincare Holdings*               3,500       214
     Renal Treatment Centers*       10,000       321
     Safeskin* (A)                   7,700       436
     Staar Surgical*                10,000       162
     Universal Health Services*      5,500       256
                                             -------
                                               2,294
                                             -------
   MISCELLANEOUS BUSINESS SERVICES -- 3.8%
     Cendant* (A)                   14,000       474
     Cognos*                        10,000       216
     Complete Business Solutions*    5,000       231
     E*Trade Group* (A)             36,100       787
     Fore Systems*                  15,000       221
     Keane*                          7,500       305
     Syntel*                        15,500       232
     Vantive*                        5,000       123
                                             -------
                                               2,589
                                             -------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
EMERGING GROWTH FUND (continued)
--------------------------------------------------------------------------------
DESCRIPTION                     SHARES (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS (continued)
================================================================================
   MISCELLANEOUS CONSUMER SERVICES -- 3.7%
     Billing Information Concepts*   6,000   $   264
     Central Parking                 7,500       308
     Corestaff*                      5,000       123
     Rock of Ages                   48,000       756
     Stewart Enterprises, Cl A      22,500     1,035
                                             -------
                                               2,486
                                             -------
   MISCELLANEOUS MANUFACTURING -- 0.4%
     AFC Cable Systems*             10,500       299
                                             -------
   PETROLEUM & FUEL PRODUCTS -- 3.1%
     Devon Energy                   10,000       349
     Gulf Island Fabrication*       15,000       314
     Key Energy Group*              13,000       254
     Mitcham Industries*            27,000       488
     R & B Falcon                    1,100        33
     Vintage Petroleum              37,000       652
                                             -------
                                               2,090
                                             -------
   PRINTING & PUBLISHING -- 0.7%
     Digital Generations Systems* (A) 12,000      36
     Mail-Well*                     11,000       439
                                             -------
                                                 475
                                             -------
   PROFESSIONAL SERVICES -- 3.5%
     Caribiner International* (A)   19,000       599
     Childrens Comprehensive*        7,500       129
     Educational Management*        10,000       323
     Paychex                        13,625       651
     Sylvan Learning Systems*       17,000       672
                                             -------
                                               2,374
                                             -------
   REAL ESTATE -- 0.3%
     CB Commercial Real Estate*      5,000       170
                                             -------
   RETAIL -- 3.1%
     Arbor Drugs                     7,500       154
     CKE Restaurants                 9,350       413
--------------------------------------------------------------------------------
DESCRIPTION                      SHARES (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS (continued)
================================================================================
   RETAIL (CONTINUED)
     Family Dollar Stores           15,000   $   478
     Linens N Things*                5,000       221
     Pier 1 Imports                 17,000       397
     Williams Sonoma*               10,000       426
                                             -------
                                               2,089
                                             -------
   RUBBER & PLASTIC -- 0.5%
     Carlisle                        8,000       354
                                             -------
   SEMI-CONDUCTORS/INSTRUMENTS -- 4.5%
     DSP Group Inc*                  5,000       112
     Flextronics International*      5,000       178
     Lernout & Hauspie Speech* (A)   9,000       530
     Level One Communications*      17,000       657
     Micrel*                         5,000       151
     Novellus Systems*               3,500       126
     Photronics Labs*               12,500       288
     Sanmina* (A)                    3,800       256
     Sci Systems* (A)                6,000       261
     Semtech*                       12,000       279
     Vitesse Semiconductor*          5,050       219
                                             -------
                                               3,057
                                             -------
   SPECIALTY MACHINERY -- 0.3%
     U.S. Filter* (A)                7,000       228
                                             -------
   STEEL & STEEL WORKS -- 1.8%
     Lone Star Technologies*        26,000       752
     NS Group*                      31,500       461
                                             -------
                                               1,213
                                             -------
   TELEPHONES & TELECOMMUNICATION -- 6.3%
     Advanced Fibre Communication*  16,000       476
     Alpine Group*                  21,500       390
     Brightpoint* (A)                7,500       126
     Centennial Cellular            10,000       210
     ICG Communications*             8,500       209
     Intermedia Communications
       of Florida* (A)               6,000       369

The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
EMERGING GROWTH FUND (continued)
--------------------------------------------------------------------------------
DESCRIPTION                      SHARES (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
COMMON STOCKS (continued)
================================================================================
   TELEPHONES & TELECOMMUNICATION (CONTINUED)
     Pacific Gateway Exchange*       5,000   $   270
     Plantronics*                    7,500       299
     Premisys Communications*       10,000       286
     Smartalk Teleservices* (A)     10,000       290
     Star Telecommunications*        9,000       345
     Teleport Communications
        Group* (A)                   5,000       279
     Winstar Communications* (A)    10,000       327
     WorldCom* (A)                  10,000       358
                                             -------
                                               4,234
                                             -------
   TESTING LABORATORIES -- 0.7%
     Quintiles Transnational* (A)   12,000       457
                                             -------
     TOTAL COMMON STOCKS
       (Cost $54,077)                         60,301
                                             -------
================================================================================
EQUITY OPTIONS -- -0.2%
================================================================================
                                # OF CONTRACTS
                                --------------
     Agouron February 30 Puts*         155         7
     Agouron February 37.5 Calls*      (65)       (6)
     Agouron February 40 Calls*        (90)       (4)
     Level One Communications February
       33.375 Calls*                   (30)      (29)
     Level One Communications February
       35 Calls*                       (40)      (21)
     Level One Communications February
       30 Puts*                        170         2
     Level One Communications February
       40 Calls*                       (85)      (20)
     Rexall Sundown February 30 Calls* (75)      (41)
     Rexall Sundown February 35 Calls* (75)      (17)
     Sawtek March 30 Puts*              50        26
     Sawtek March 35 Calls*            (50)       (4)
                                             -------
     TOTAL EQUITY OPTIONS
       (Cost $4)                                (107)
                                             -------
--------------------------------------------------------------------------------
DESCRIPTION                       PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
TIME DEPOSITS -- 8.9%
================================================================================
     Industrial Bank of Japan Limited
       5.500%, 02/02/98             $6,016   $ 6,017
                                             -------
     TOTAL TIME DEPOSITS
       (Cost $6,017)                           6,017
                                             -------
================================================================================
CORPORATE BOND -- 3.7%
================================================================================
     Sigma Finance (B) (C)
       5.770%, 11/10/98              2,500     2,500
                                             -------
     TOTAL CORPORATE BOND
       (Cost $2,500)                           2,500
                                             -------
================================================================================
REPURCHASE AGREEMENT -- 9.5%
================================================================================
     Lehman Brothers (C)
       5.70%, dated 01/30/98,
       matures 02/02/98, repurchase
       price $6,426,951 (collateralized
       by various corporate obligations,
       0.00%-9.502%, 11/02/98-11/25/07:
       total market value
       $6,555,490)                   6,424     6,424
                                             -------
     TOTAL REPURCHASE AGREEMENT
       (Cost $6,424)                           6,424
                                             -------
   TOTAL INVESTMENTS -- 111.1%
     (Cost $69,022)                           75,135
                                             -------
   PAYABLE UPON RETURN OF
     SECURITIES LOANED -- (13.2%)             (8,924)
                                             -------
   OTHER ASSETS AND LIABILITIES, NET -- 2.1%   1,396
                                             -------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
EMERGING GROWTH FUND (concluded)
--------------------------------------------------------------------------------
DESCRIPTION                               VALUE (000)
--------------------------------------------------------------------------------

================================================================================
NET ASSETS:
================================================================================
     Fund Shares of Fiduciary Class
       (unlimited authorization --
       no par value) based on 5,454,267
       outstanding shares of beneficial
       interest                              $60,654
     Distribution in excess of net
       investment income                         (48)
     Accumulated net realized gain
       on investments                            888
     Net unrealized appreciation
       on investments                          6,113
                                             -------
   TOTAL NET ASSETS -- 100.0%                $67,607
                                             =======
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY CLASS       $12.39
                                             =======

--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
(A) THIS SECURITY OR A PARTIAL POSITION OF THIS SECURITY IS ON LOAN AT
    JANUARY 31, 1998 (SEE FOOTNOTE 2). THE TOTAL VALUE OF SECURITIES ON LOAN AT JANUARY 31, 1998 WAS $8,923,900.
(B) FLOATING RATE SECURITY -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JANUARY 31, 1998.
(C) THIS SECURITY PURCHASED WITH CASH COLLATERAL HELD FROM SECURITIES LENDING.

The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES    VALUE (000)
--------------------------------------------------------------------------------

================================================================================
FOREIGN COMMON STOCKS -- 93.7%
================================================================================
   AUSTRALIA -- 1.0%
     Amcor                           6,000   $    27
     Brambles Industries             1,700        35
     Broken Hill Proprietary         8,900        88
     Coca-Cola Amatil                3,000        24
     Coles Myer                      8,500        43
     CSR                            11,000        39
     Lend Lease                      1,900        44
     National Australia Bank         5,700        79
     News Corporation                9,300        59
     Rio Tinto                       2,700        36
     Western Minerals*               5,600        20
     Westpac Banking                 7,500        51
                                             -------
                                                 545
                                             -------
   AUSTRIA -- 0.6%
     Bank Austria                    3,840       217
     OMV                             1,090       144
                                             -------
                                                 361
                                             -------
   BELGIUM -- 0.9%
     Dexia                           3,620       485
                                             -------
   FINLAND -- 0.6%
     Nokia, Class A                  4,570       358
                                             -------
   FRANCE -- 8.7%
     Accor                           2,200       433
     Compagnie de Saint-Gobain       3,390       447
     Comptoirs Modernes                900       425
     Credit Commercial de France     4,860       331
     Groupe Danone                   2,480       486
     Elf Aquitaine                   2,935       331
     France Telecom*                17,170       731
     Legrand                         2,240       445
     Pernod Ricard                   7,980       510
     Renault*                       10,290       327
     Rhone Poulenc, Class A          9,750       445
                                             -------
                                               4,911
                                             -------
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
FOREIGN COMMON STOCKS (continued)
================================================================================
   GERMANY -- 7.4%
     Adidas                          3,160   $   463
     Allianz                         1,520       452
     Bayer                          12,540       470
     Bayerische Vereinsbank          6,770       431
     BMW                               560       447
     Commerzbank*                   11,930       426
     Daimler Benz                    5,260       368
     Mannesmann                        970       552
     Veba                            7,660       529
                                             -------
                                               4,138
                                             -------
   HONG KONG -- 1.8%
     Amoy Properties               100,000        74
     Cheung Kong Holdings           25,000       128
     Hong Kong & China Gas         180,000       303
     HSBC Holdings                  12,816       284
     Hutchison Whampoa              40,000       235
                                             -------
                                               1,024
                                             -------
   IRELAND -- 0.7%
     Bank of Ireland                23,640       366
                                             -------
   ITALY -- 4.6%
     Alleanza Assicurazioni         31,030       373
     Autogrill*                     33,240       184
     Banca Intesa                   40,850       189
     Credito Italiano              131,740       492
     ENI SPA                        75,260       439
     Istituto Bancario
       San Paolo di Torino          20,080       219
     INA                            81,160       179
     Telecom Italia                110,190       545
                                             -------
                                               2,620
                                             -------
   JAPAN -- 26.2%
     Asahi Breweries                39,000       538
     Bridgestone                    19,000       457
     Canon                          24,000       583
     Credit Saison                  12,000       284

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND (continued)
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
FOREIGN COMMON STOCKS (continued)
================================================================================
   JAPAN (CONTINUED)
     East Japan Railway                 96   $   450
     Honda Motor                    15,000       546
     Industrial Bank of Japan          760         6
     Ishihara Chemical              36,000       326
     Mitsubishi Estate              25,000       277
     NEC                            50,000       591
     NGK Insulators                 51,000       467
     Nintendo                        3,000       317
     Nippon Telegraph & Telephone      164     1,488
     Nomura Securities              22,000       295
     NTT Data                           11       595
     Rohm Company                    6,000       648
     Sakura Bank                    97,000       363
     Sanwa Bank                     43,000       472
     Shizuoka Bank                  38,000       422
     SNT                            88,000       310
     Sony                            8,900       820
     Sumitomo Bank                  25,000       299
     Sumitomo Electric Industries   33,000       486
     Sumitomo Heavy Industries     149,000       475
     Sumitomo Special Metals        28,000       551
     Takeda Chemical                21,000       593
     Toho Titanium*                 34,000       334
     Tokio Marine & Fire Insurance  40,000       445
     Tokyo Electric Power           19,000       355
     Toyota Motor                   21,000       587
     Yamamoto Chemical              37,000       354
                                             -------
                                              14,734
                                             -------
   MALAYSIA -- 0.3%
     Petronas Gas                   40,000        88
     Rothmans of Pall Mall          10,000        79
     United Engineers               20,000        10
                                             -------
                                                 177
                                             -------
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES   VALUE (000)
--------------------------------------------------------------------------------

================================================================================
FOREIGN COMMON STOCKS (continued)
================================================================================
   NETHERLANDS -- 4.5%
     Akzo Nobel                      2,230   $   403
     ING Groep                      11,920       545
     Philips Electronics             6,000       405
     Royal Dutch Petroleum          15,560       813
     Unilever                        6,910       396
                                             -------
                                               2,562
                                             -------
   PORTUGAL -- 1.0%
     Banco Espirito Santo*           7,650       274
     Portugal Telecom                5,280       270
                                             -------
                                                 544
                                             -------
   SINGAPORE -- 0.4%
     Singapore Airlines             15,000        98
     Singapore Telecommunications   40,000        79
     United Overseas Bank           10,000        37
                                             -------
                                                 214
                                             -------
   SPAIN -- 3.2%
     Aumar                           9,370       183
     Banco Central Hispano          14,550       356
     Banco Santander                10,220       360
     Cortefiel                       7,670       182
     Grupo Acciona                   1,000       177
     Endesa                         28,060       541
                                             -------
                                               1,799
                                             -------
   SWEDEN -- 1.9%
     Astra AB, Class A              19,863       364
     Electrolux, Class B             4,800       350
     Ericsson                        9,010       353
                                             -------
                                               1,067
                                             -------

The accompanying notes are an integral part of the financial statements.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

STATEMENT OF NET ASSETS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND (concluded)
--------------------------------------------------------------------------------
DESCRIPTION                         SHARES  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
FOREIGN COMMON STOCKS  (continued)
================================================================================
   SWITZERLAND -- 7.5%
     Alusuisse Lonza Holdings          210   $   231
     CS Holdings                     2,330       371
     Nestle                            380       606
     Novartis                          420       719
     Rieter                            310       142
     Roche Holdings                     80       831
     Schindler Holding                 130       142
     Sulzer                            200       138
     Swiss Bank Corp.*               1,080       333
     UBS                               250       356
     Zuerich Versicherung              720       360
                                             -------
                                               4,229
                                             -------
   UNITED KINGDOM -- 22.4%
     Abbey National                 37,130       746
     Alliance & Leicester           17,550       260
     BAA                               468         4
     Bank of Scotland               64,360       673
     Barclays                       25,310       763
     British Aerospace               9,790       254
     British Petroleum              14,070       190
     CMG                            27,300       821
     Glaxo Wellcome                 43,743     1,174
     HSBC Holdings                  14,220       372
     Lloyds TSB Group               68,310       962
     Marks & Spencer                79,150       750
     Misys                          16,610       633
     National Power                 17,040       186
     Norwich Union*                 45,490       328
     Prudential                     64,853       869
     Reed International             48,420       499
     Royal & Sun Alliance           63,860       733
     SmithKline Beecham             68,080       867
     Vodafone Group                 70,600       542
     Zeneca Group                   24,380       975
                                             -------
                                              12,601
                                             -------
     TOTAL FOREIGN COMMON STOCKS
       (Cost $47,932)                         52,735
                                             -------
--------------------------------------------------------------------------------
DESCRIPTION                   SHARES/PAR (000)  VALUE (000)
--------------------------------------------------------------------------------

================================================================================
FOREIGN PREFERRED STOCK -- 1.0%
================================================================================
   GERMANY -- 1.0%
     SAP                             1,560   $   566
                                             -------
     TOTAL FOREIGN PREFERRED STOCK
       (Cost $580)                               566
                                             -------
================================================================================
CASH EQUIVALENT -- 14.6%
================================================================================
     SEI Prime Obligation           $8,207     8,207
                                             -------
     TOTAL CASH EQUIVALENT
       (Cost $8,207)                           8,207
                                             -------
   TOTAL INVESTMENTS -- 109.3%
     (Cost $56,719)                           61,508
                                             -------
   OTHER ASSETS AND LIABILITIES,
     NET -- (9.3%)                            (5,207)
                                             -------
================================================================================
   Net Assets:
================================================================================
     Fund Shares of Fiduciary Class
      (unlimited authorization -- no
       par value) based on 1,704,773
       outstanding shares of beneficial
       interest                               57,702
     Distributions in excess of net
       investment income                        (793)
     Accumulated net realized loss on
       investments                            (5,411)
     Net unrealized appreciation on
       forward foreign currency contracts,
       foreign currency and translation of
       other assets and liabilities in
       foreign currency                           14
     Net unrealized appreciation
       on investments                          4,789
                                             -------
   TOTAL NET ASSETS -- 100.0%                $56,301
                                             =======
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY CLASS       $33.03
                                             =======

--------------------------------------------------------------------------------
*  NON-INCOME PRODUCING SECURITIES.

The accompanying notes are an integral part of the financial statements.


STATEMENTS OF ASSETS AND LIABILITIES (000)
---------------------------------------------------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)

                                                            CONVERTIBLE         GOVERNMENT           BLUE CHIP
                                                            SECURITIES          SECURITIES            GROWTH
                                                               FUND                FUND                FUND
                                                          --------------      --------------      --------------
Assets:
   Investments at value (cost $24,221, $62,824 and
     $112,566, respectively) .........................        $26,240             $65,529           $123,142
   Cash                                                            --                 102                105
   Accrued income ....................................            206               1,183                 42
   Investment securities sold ........................             --                  --              2,157
   Capital shares sold ...............................          2,012               9,824              5,929
                                                              -------             -------           --------
           Total assets ..............................         28,458              76,638            131,375
                                                              -------             -------           --------
Liabilities:
   Investment securities purchased ...................             --                  --              1,506
   Payable upon return of securities loaned ..........             --               6,837             20,761
   Advisory/Administrative fee payable ...............             17                  35                 66
   Capital shares redeemed ...........................              2                  23                 82
   Accrued expenses ..................................              8                  46                 55
                                                              -------             -------           --------
           Total liabilities .........................             27               6,941             22,470
                                                              -------             -------           --------
           Total net assets ..........................        $28,431             $69,697           $108,905
                                                              =======             =======           ========
Net Assets:
     Fund Shares of Fiduciary Class
       (unlimited authorization -- no par value)
       based on 2,577,787, 7,123,559 and 7,464,490,
       respectively of outstanding shares
       of beneficial interest ........................         26,581              69,069             86,037
     Undistributed net investment income .............              4                  28                 20
     Accumulated net realized gain (loss) on investments         (173)             (2,105)            12,272
     Net unrealized appreciation on investments ......          2,019               2,705             10,576
                                                              -------             -------           --------
   TOTAL NET ASSETS -- 100.0% ........................        $28,431             $69,697           $108,905
                                                              -------             -------           --------
   NET ASSET VALUE, OFFERING AND REDEMPTION
     PRICE PER SHARE -- FIDUCIARY CLASS ..............         $11.03               $9.78             $14.59
                                                              =======             =======           ========

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

STATEMENTS OF OPERATIONS (000)

FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)


                                                 100%
                                             U.S.TREASURY         DIVERSIFIED     CALIFORNIA TAX-FREE       U.S. GOVERNMENT
                                             MONEY MARKET        MONEY MARKET        MONEY MARKET             MONEY MARKET
                                                 FUND                FUND                FUND                     FUND
                                            --------------      --------------    -------------------       ---------------
Interest Income .........................       $25,174             $56,742             $7,726                  $7,450
Dividend Income .........................            --                  --                 --                      --
                                                -------             -------             ------                  ------
           Total Investment Income ......        25,174              56,742              7,726                   7,450
                                                -------             -------             ------                  ------
Expenses:
   Administrative Fees ..................           933               2,001                441                     268
   Administrative Fees Waived ...........           (93)               (200)               (44)                    (27)
   Investment Advisor Fees ..............         1,400               3,002                661                     401
   Investment Advisor Fees Waived .......          (233)                 --               (445)                     --
   Shareholder Servicing Fees ...........         1,167               2,500                551                     334
   Shareholder Servicing Fees Waived ....        (1,167)             (2,500)              (551)                   (334)
   Custodian Fees .......................            47                 100                 22                      13
   Professional Fees ....................            15                  35                  6                       2
   Registration Fees ....................            19                  29                  7                       2
   Transfer Agency Fees .................            39                  66                 19                      15
   Distribution Fees (1) ................           834               1,170                322                      61
   Distribution Fees Waived .............            --                  --                 --                      --
   Insurance Fees .......................             2                   5                  1                       1
   Trustees Fees ........................             7                  13                  2                       1
   Printing Fees ........................            15                  20                 11                       4
   Miscellaneous Fees ...................            --                  --                 --                       5
                                                -------             -------             ------                  ------
           Total Expenses ...............         2,985               6,241              1,003                     746
           Reduction of Expenses (2) ....           (33)                (71)               (16)                     (9)
                                                -------             -------             ------                  ------
           Total Net Expenses ...........         2,952               6,170                987                     737
                                                -------             -------             ------                  ------
   Net Investment Income ................        22,222              50,572              6,739                   6,713
                                                -------             -------             ------                  ------
Net Realized Gain (Loss) on Investments .            (9)                 (6)                --                      --
                                                -------             -------             ------                  ------
Change in Unrealized Appreciation
  (Depreciation) on Investments .........            --                  --                 --                      --
                                                -------             -------             ------                  ------
Net Realized and Unrealized Gain
   (Loss) on Investments ................            (9)                 (6)                --                      --
                                                -------             -------             ------                  ------
Increase (Decrease) in Net Assets
   Resulting from Operations ............       $22,213             $50,566             $6,739                  $6,713
                                                =======             =======             ======                  ======


                                                                      CALIFORNIA
                                                                     INTERMEDIATE
                                           INTERMEDIATE-              TAX-FREE                                   CONVERTIBLE
                                              TERM BOND                  BOND                  BOND               SECURITIES
                                                FUND                     FUND                  FUND                  FUND
                                           -------------             --------------       --------------         -----------
Interest Income .......................        $4,838                  $  622               $2,783                  $ 356
Dividend Income .......................            --                      --                   --                    141
                                               ------                  ------               ------                  -----
           Total Investment Income ....         4,838                     622                2,783                    497
                                               ------                  ------               ------                  -----
Expenses:
   Administrative Fees ................           147                      26                   84                     26
   Administrative Fees Waived .........           (14)                     (5)                  (8)                    (2)
   Investment Advisor Fees ............           368                      66                  210                     79
   Investment Advisor Fees Waived .....            --                     (66)                  --                     --
   Shareholder Servicing Fees .........           184                      33                  105                     33
   Shareholder Servicing Fees Waived ..          (162)                    (33)                (101)                   (33)
   Custodian Fees .....................             7                       1                    4                      1
   Professional Fees ..................             7                       2                    5                      1
   Registration Fees ..................             5                       1                    3                      1
   Transfer Agency Fees ...............             7                       2                    5                      1
   Distribution Fees (1) ..............             6                      15                    1                     --
   Distribution Fees Waived ...........            (6)                    (15)                  (1)                    --
   Insurance Fees .....................             1                      --                   --                     --
   Trustees Fees ......................             2                      --                    2                      1
   Printing Fees ......................             5                       2                    4                      1
   Miscellaneous Fees .................            --                       4                    5                      3
                                               ------                  ------               ------                  -----
           Total Expenses .............           557                      33                  318                    112
           Reduction of Expenses (2) ..            (5)                     (1)                  (3)                    (1)
                                               ------                  ------               ------                  -----
           Total Net Expenses .........           552                      32                  315                    111
                                               ------                  ------               ------                  -----
   Net Investment Income ..............         4,286                     590                2,468                    386
                                               ------                  ------               ------                  -----
Net Realized Gain (Loss) on Investments           228                      49                  189                    264
                                               ------                  ------               ------                  -----
Change in Unrealized Appreciation
  (Depreciation) on Investments .......           954                     310                1,394                 (1,488)
                                               ------                  ------               ------                  -----
Net Realized and Unrealized Gain
   (Loss) on Investments ..............         1,182                     359                1,583                 (1,224)
                                               ------                  ------               ------                  -----
Increase (Decrease) in Net Assets
   Resulting from Operations ..........        $5,468                  $  949               $4,051                 $ (838)
                                               ======                  ======               ======                 ======

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

(1) ALL DISTRIBUTION FEES ARE INCURRED IN THE RETAIL CLASS.
(2) SEE NOTE 3.


The accompanying notes are an integral part of the financial statements.

94 & 95


[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

STATEMENTS OF OPERATIONS (000)

FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)



                                                            GOVERNMENT                                                       VALUE
                                                            SECURITIES           BALANCED             GROWTH               MOMENTUM
                                                               FUND                FUND                FUND                  FUND
                                                          --------------      --------------       --------------        -----------
Interest Income .......................                        $1,864             $ 5,173             $  288               $ 1,060
Dividend Income .......................                            --               2,079              1,412                 4,504
Less: Foreign Taxes withheld, net of reclaims                      --                  --                 --                    --
                                                               ------             -------            -------               -------
           Total Investment Income ....                         1,864               7,252              1,700                 5,564
                                                               ------             -------            -------               -------
Expenses:
   Administrative Fees ................                            59                 414                316                   526
   Administration Fees Waived .........                            (6)                (55)               (42)                  (52)
   Investment Advisor Fees ............                           147               1,242                948                 1,579
   Investment Advisor Fees Waived .....                            --                  --                 --                    --
   Shareholder Servicing Fees .........                            73                 517                395                   658
   Shareholder Servicing Fees Waived ..                           (73)               (310)              (237)                 (658)
   Custodian Fees .....................                             3                  21                 16                    26
   Professional Fees ..................                             1                  10                  7                    10
   Registration Fees ..................                             3                   9                  7                    13
   Transfer Agency Fees ...............                             2                  20                 14                    24
   Distribution Fees (1) ..............                            --                  12                 11                    30
   Distribution Fees Waived ...........                            --                  --                 --                    --
   Insurance Fees .....................                             1                   2                  1                     2
   Trustees Fees ......................                             1                   3                  2                     4
   Printing Fees ......................                             4                   8                 10                    15
   Miscellaneous Fees .................                             7                   3                  1                     3
                                                               ------             -------            -------               -------
           Total Expenses .............                           222               1,896              1,449                 2,180
           Reduction of Expenses (2) ..                            (2)                (15)               (11)                  (19)
                                                               ------             -------            -------               -------
           Total Net Expenses .........                           220               1,881              1,438                 2,161
                                                               ------             -------            -------               -------
   Net Investment Income ..............                         1,644               5,371                262                 3,403
                                                               ------             -------            -------               -------
Net Realized Gain (Loss) on Investments                           (25)             13,184             37,722                 1,615
                                                               ------             -------            -------               -------
Net Realized Loss on Option Contracts .                            --                  --                 --                    --
                                                               ------             -------            -------               -------
Net Realized Loss on Foreign Currency Transactions                 --                  --                 --                    --
                                                               ------             -------            -------               -------
Change in Unrealized Appreciation (Depreciation)
   on Investments .....................                           984              (4,980)           (23,710)               18,227
                                                               ------             -------            -------               -------
Change in Unrealized Appreciation on Foreign Currency              --                  --                 --                    --
                                                               ------             -------            -------               -------
Net Realized and Unrealized Gain (Loss) on Investments            959               8,204             14,012                19,842
                                                               ------             -------            -------               -------
Increase (Decrease) in Net Assets Resulting from Operations    $2,603             $13,575            $14,274               $23,245
                                                               ======             =======            =======               =======


                                                                  INCOME            BLUE CHIP          EMERGING      INTERNATIONAL
                                                                  EQUITY             GROWTH             GROWTH          EQUITY
                                                                   FUND               FUND               FUND            FUND
                                                               ------------      --------------     --------------   -------------
Interest Income .......................................           $   266           $   401            $  191          $    31
Dividend Income .......................................             4,861               179               114              306
Less: Foreign Taxes withheld, net of reclaims .........                --                --                --              (33)
                                                                  -------           -------           -------          -------
           Total Investment Income ....................             5,127               580               305              304
                                                                  -------           -------           -------          -------
Expenses:
   Administrative Fees ................................               371                99                69               48
   Administration Fees Waived .........................               (37)              (10)               (7)              (5)
   Investment Advisor Fees ............................             1,114               296               275              226
   Investment Advisor Fees Waived .....................                --                --                --               --
   Shareholder Servicing Fees .........................               464               124                86               59
   Shareholder Servicing Fees Waived ..................              (278)             (124)              (86)             (59)
   Custodian Fees .....................................                16                 5                 4               29
   Professional Fees ..................................                 9                 2                 1                5
   Registration Fees ..................................                 9                 2                 2                1
   Transfer Agency Fees ...............................                25                 4                 2                2
   Distribution Fees (1) ..............................                20                --                --               --
   Distribution Fees Waived ...........................                --                --                --               --
   Insurance Fees .....................................                 2                 1                --               --
   Trustees Fees ......................................                 3                 2                 1                1
   Printing Fees ......................................                 6                 2                 4                2
   Miscellaneous Fees .................................                 5                 6                 5                7
                                                                  -------           -------           -------          -------
           Total Expenses .............................             1,729               409               356              316
           Reduction of Expenses (2) ..................               (13)               (4)               (2)              (2)
                                                                  -------           -------           -------          -------
           Total Net Expenses .........................             1,716               405               354              314
                                                                  -------           -------           -------          -------
   Net Investment Income ..............................             3,411               175               (49)             (10)
                                                                  -------           -------           -------          -------
Net Realized Gain (Loss) on Investments ...............            24,535            15,541             5,831           (5,174)
                                                                  -------           -------           -------          -------
Net Realized Loss on Option Contracts .................                --                (1)             (100)              --
                                                                  -------           -------           -------          -------
Net Realized Loss on Foreign Currency Transactions ....                --                --                --              (53)
                                                                  -------           -------           -------          -------
Change in Unrealized Appreciation (Depreciation)
   on Investments .....................................           (20,248)          (17,209)           (5,750)          (1,020)
                                                                  -------           -------           -------          -------
Change in Unrealized Appreciation on Foreign Currency .                --                --                --               55
                                                                  -------           -------           -------          -------
Net Realized and Unrealized Gain (Loss) on Investments              4,287            (1,669)              (19)          (6,192)
                                                                  -------           -------           -------          -------
Increase (Decrease) in Net Assets Resulting from Operations       $ 7,698           $(1,494)          $   (68)         $(6,202)
                                                                  =======           =======           =======          =======

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) ALL DISTRIBUTION FEES ARE INCURRED IN THE RETAIL CLASS.
(2) SEE NOTE 3.


The accompanying notes are an integral part of the financial statements.

96 & 97


[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (000)

FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED) AND FOR THE PERIOD ENDED JULY 31, 1997

                                                     100% U.S. TREASURY         DIVERSIFIED           CALIFORNIA TAX-FREE
                                                        MONEY MARKET            MONEY MARKET             MONEY MARKET
                                                            FUND                    FUND                      FUND
                                                   -----------------------  -----------------------  -----------------------
                                                     08/01/97   08/01/96      08/01/97    02/01/97     08/01/97   02/01/97
                                                   TO 01/31/98 TO 07/31/97  TO 01/31/98 TO 07/31/97  TO 01/31/98 TO 07/31/97
                                                   -----------------------  -----------------------  -----------------------
Investment Activities From Operations:
  Net Investment Income .........................   $ 22,222   $   19,694    $  50,572    $ 36,038     $ 6,739    $ 4,100
  Net Realized Gain (Loss) on Investments .......         (9)          46           (6)         31          --         --
  Change in Unrealized Appreciation (Depreciation)
    on Investments ..............................         --           --           --          --          --         --
                                                    --------    ---------   ----------  ----------    --------   --------
  Net Increase (Decrease) in Net Assets
    Resulting From Operations ...................     22,213       19,740       50,566      36,069       6,739      4,100
                                                    --------    ---------   ----------  ----------    --------   --------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ............................     (6,574)      (9,631)     (27,535)    (20,558)     (2,933)    (1,618)
    Retail Class A Shares .......................    (15,648)     (10,063)     (23,037)    (15,480)     (3,808)    (2,478)
  Capital Gains:
    Fiduciary Shares ............................         --           --           --          --          --         --
    Retail Class A Shares .......................         --           --           --          --          --         --
                                                    --------    ---------   ----------  ----------    --------   --------
      Total Distributions .......................    (22,222)     (19,694)     (50,572)    (36,038)     (6,741)    (4,096)
                                                    --------    ---------   ----------  ----------    --------   --------
Change in Net Assets ............................         (9)          46           (6)         31          (2)         4
                                                    --------    ---------   ----------  ----------    --------   --------
Share Transactions:
  Fiduciary Shares:
    Proceeds from the reorganization of
      Stepstone or Highmark .....................         --      181,083           --     283,586          --    114,246
    Proceeds from Shares Issued .................    318,213      444,667    1,079,723   2,066,619     199,110    131,018
    Reinvestment of Distributions ...............        330          740        4,585       4,034           9          6
    Cost of Shares Redeemed .....................   (275,207)    (556,386)    (923,975) (1,905,972)   (154,716)  (122,182)
                                                    --------    ---------   ----------  ----------    --------   --------
      Total Fiduciary Share Transactions ........     43,336       70,104      160,333     448,267      44,403    123,088
  Retail Class A Shares:
    Proceeds from the reorganization of
      Stepstone or Highmark .....................         --      436,482           --     139,246          --     61,460
    Proceeds from Shares Issued .................    743,783      526,646      941,425     621,422     215,256    159,066
    Reinvestment of Distributions ...............     14,981        8,189       22,125      14,984       3,737      2,370
    Cost of Shares Redeemed .....................   (656,777)    (512,994)    (787,608)   (552,572)   (183,312)  (156,357)
                                                    --------    ---------   ----------  ----------    --------   --------
      Total Retail Class A Share Transactions ...    101,987      458,323      175,942     223,080      35,681     66,539
                                                    --------    ---------   ----------  ----------    --------   --------
Net Increase (Decrease) in Net Assets
      From Share Transactions ...................    145,323      528,427      336,275     671,347      80,084    189,627
                                                    --------    ---------   ----------  ----------    --------   --------
      Total Increase (Decrease) in Net Assets ...    145,314      528,473      336,269     671,378      80,082    189,631
                                                    --------    ---------   ----------  ----------    --------   --------
Net Assets:
      Beginning of Period .......................    802,436      273,963    1,771,515   1,100,137     376,526    186,895
                                                    --------    ---------   ----------  ----------    --------   --------
      End of Period .............................   $947,750    $ 802,436   $2,107,784  $1,771,515    $456,608   $376,526
                                                    ========    =========   ==========  ==========    ========   ========
Shares Issued and Redeemed:
  Fiduciary Shares:
    Issued from the reorganization of Stepstone .
      or Highmark ...............................         --      181,083           --     283,586                    --
    Issued ......................................    318,213      444,667    1,079,723   2,066,619     199,110   131,018
    Issued in Lieu of Cash Distributions ........        330          740        4,585       4,034           9         6
    Redeemed ....................................   (275,207)    (556,386)    (923,975) (1,905,972)   (154,716) (122,182)
                                                    --------    ---------   ----------  ----------    --------  --------
      Total Fiduciary Share Transactions ........     43,336       70,104      160,333     448,267      44,403   123,088
                                                    --------    ---------   ----------  ----------    --------  --------
  Retail Class A Shares:
    Issued from the reorganization of Stepstone
      or Highmark ...............................         --      436,482           --     139,246                    --
    Issued ......................................    743,783      526,646      941,425     621,422     215,256   159,066
    Issued in Lieu of Cash Distributions ........     14,981        8,189       22,125      14,984       3,737     2,370
    Redeemed ....................................   (656,777)    (512,994)    (787,608)   (552,572)   (183,312) (156,357)
                                                    --------    ---------   ----------  ----------    --------  --------
      Total Retail Class A Share Transactions ...    101,987      458,323      175,942     223,080      35,681    66,539
                                                    --------    ---------   ----------  ----------    --------  --------
Net Increase (Decrease) in Share Transactions ...    145,323      528,427      336,275     671,347      80,084   189,627
                                                    ========    =========   ==========  ==========    ========  ========





                                                     U.S. GOVERNMENT            INTERMEDIATE-        CALIFORNIA INTERMEDIATE
                                                       MONEY MARKET               TERM BOND              TAX-FREE BOND
                                                           FUND                     FUND                     FUND
                                                   ----------------------   -----------------------  -----------------------
                                                    08/01/97   08/01/96       08/01/97   02/01/97     08/01/97    02/01/97
                                                  TO 01/31/98 TO 07/31/97   TO 01/31/98 TO 07/31/97  TO 01/31/98 TO 07/31/97
                                                   ----------------------   -----------------------  -----------------------
Investment Activities From Operations:
  Net Investment Income ........................    $  6,713  $   10,584     $  4,286    $  4,793      $   590   $   387
  Net Realized Gain (Loss) on Investments ......          --          18          228        (364)          49         4
  Change in Unrealized Appreciation (Depreciation)
    on Investments .............................          --          --          954       2,370          310       576
                                                    --------  ----------     --------    --------      -------   -------
  Net Increase (Decrease) in Net Assets
    Resulting From Operations ..................       6,713      10,602         5,468      6,799          949       967
                                                    --------  ----------     --------    --------      -------   -------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ...........................      (5,546)     (8,350)      (4,393)     (4,648)        (338)     (202)
    Retail Class A Shares ......................      (1,167)     (2,234)        (156)       (157)        (276)     (176)
  Capital Gains:
    Fiduciary Shares ...........................          --          --           --          --           --        --
    Retail Class A Shares ......................          --          --           --          --           --        --
                                                    --------  ----------     --------    --------      -------   -------
      Total Distributions ......................      (6,713)    (10,584)      (4,549)     (4,805)        (614)     (378)
                                                    --------  ----------     --------    --------      -------   -------
Change in Net Assets ...........................          --          18          919       1,994          335       589
                                                    --------  ----------     --------    --------      -------   -------
Share Transactions:
  Fiduciary Shares:
    Proceeds from the reorganization of
      Stepstone or Highmark ....................          --          --           --          --           --        --
    Proceeds from Shares Issued ................     481,021   1,103,212       10,798      13,541        7,839     4,761
    Reinvestment of Distributions ..............         118         253        2,944       3,112          132        93
    Cost of Shares Redeemed ....................    (511,213) (1,001,968)     (32,751)    (16,318)      (1,898)   (1,268)
                                                    --------  ----------     --------    --------      -------   -------
      Total Fiduciary Share Transactions .......     (30,074)    101,497      (19,009)        335        6,073     3,586
  Retail Class A Shares:
    Proceeds from the reorganization of
      Stepstone or Highmark ....................          --          --           --          --           --        --
    Proceeds from Shares Issued ................     151,292     331,210           66         126        2,359     5,443
    Reinvestment of Distributions ..............       1,114       2,297          156         157          219       160
    Cost of Shares Redeemed ....................    (143,041)   (366,427)        (539)       (436)        (786)     (498)
                                                    --------  ----------     --------    --------      -------   -------
      Total Retail Class A Share Transactions ..       9,365     (32,920)        (317)       (153)       1,792     5,105
                                                    --------  ----------     --------    --------      -------   -------
Net Increase (Decrease) in Net Assets
      From Share Transactions ..................     (20,709)     68,577      (19,326)        182        7,865     8,691
                                                    --------  ----------     --------    --------      -------   -------
      Total Increase (Decrease) in Net Assets ..     (20,709)     68,595      (18,407)      2,176        8,200     9,280
                                                    --------  ----------     --------    --------      -------   -------
Net Assets:
  Beginning of Period ..........................     295,792     227,197      157,800     155,624       22,506    13,226
                                                    --------  ----------     --------    --------      -------   -------
      End of Period ............................    $275,083  $  295,792     $139,393    $157,800      $30,706   $22,506
                                                    ========  ==========     ========    ========      =======   =======
Shares Issued and Redeemed:
  Fiduciary Shares:
    Issued from the reorganization of Stepstone
      or Highmark ..............................     114,246         --            --          --           --        --
    Issued .....................................     481,021   1,103,212        1,050       1,339          785       486
    Issued in Lieu of Cash Distributions .......         118         253          289         309           14        10
    Redeemed ...................................    (511,213) (1,001,968)      (3,198)     (1,618)        (190)     (129)
                                                    --------  ----------     --------    --------      -------   -------
      Total Fiduciary Share Transactions .......     (30,074)    101,497       (1,859)         30          609       367
                                                    --------  ----------     --------    --------      -------   -------
  Retail Class A Shares:
    Issued from the reorganization of Stepstone
      or Highmark ..............................      61,460          --           --          --           --        --
    Issued .....................................     151,292     331,210            6          13          238       563
    Issued in Lieu of Cash Distributions .......       1,114       2,297           15          16           22        16
    Redeemed ...................................    (143,041)   (366,427)         (52)        (44)         (79)      (51)
                                                    --------  ----------     --------    --------      -------   -------
      Total Retail Class A Share Transactions ..       9,365     (32,920)         (31)        (15)         181       528
                                                    --------  ----------     --------    --------      -------   -------
Net Increase (Decrease) in Share Transactions ..     (20,709)     68,577       (1,890)         15          790       895
                                                    ========  ==========     ========    ========      =======   =======


                                                              BOND               CONVERTIBLE SECURITIES
                                                              FUND                       FUND
                                                     -----------------------     -----------------------
                                                      08/01/97   08/01/96         02/01/97    02/01/96
                                                     TO 01/31/98 TO 07/31/97     TO 07/31/97 TO 01/31/97
                                                     -----------------------     -----------------------
Investment Activities From Operations:
  Net Investment Income .........................      $ 2,468      $ 3,883        $  386     $    367
  Net Realized Gain (Loss) on Investments .......          189         (119)          264        1,124
  Change in Unrealized Appreciation (Depreciation)
    on Investments ..............................        1,394        2,823        (1,488)         718
                                                      -------      -------        -------     -------
  Net Increase (Decrease) in Net Assets
    Resulting From Operations ...................        4,051        6,587          (838)       2,209
                                                      -------      -------        -------     --------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ............................      (2,556)      (3,682)          (400)       (371)
    Retail Class A Shares .......................         (22)         (50)            --          --
  Capital Gains:
    Fiduciary Shares ............................          --           --         (1,783)         --
    Retail Class A Shares .......................          --           --             --          --
                                                      -------      -------        -------     -------
      Total Distributions .......................      (2,578)      (3,732)        (2,183)       (371)
                                                      -------      -------        -------     -------
Change in Net Assets ............................       1,473        2,855         (3,021)      1,838
                                                      -------      -------        -------     -------
Share Transactions:
  Fiduciary Shares:
    Proceeds from the reorganization of
      Stepstone or Highmark .....................          --           --             --          --
    Proceeds from Shares Issued .................      25,358       20,964          6,223       5,864
    Reinvestment of Distributions ...............       1,820        2,935          2,179         371
    Cost of Shares Redeemed .....................      (7,603)     (15,525)        (2,288)     (3,864)
                                                      -------      -------        -------     -------
      Total Fiduciary Share Transactions ........      19,575        8,374          6,114       2,371
  Retail Class A Shares:
    Proceeds from the reorganization of
      Stepstone or Highmark .....................          --           --             --          --
    Proceeds from Shares Issued .................         273          222             --          --
    Reinvestment of Distributions ...............          18           53             --          --
    Cost of Shares Redeemed .....................         (44)        (858)            --          --
                                                      -------      -------        -------     -------
      Total Retail Class A Share Transactions ...         247         (583)            --          --
                                                      -------      -------        -------     -------
Net Increase (Decrease) in Net Assets
      From Share Transactions ...................      19,822        7,791          6,114       2,371
                                                      -------      -------        -------     -------
      Total Increase (Decrease) in Net Assets ...      21,295       10,646          3,093       4,209
                                                      -------      -------        -------     -------
Net Assets:
  Beginning of Period ...........................      72,177       61,531         25,338      21,129
                                                      -------      -------        -------     -------
      End of Period .............................     $93,472      $72,177        $28,431     $25,338
                                                      =======      =======        =======     =======
Shares Issued and Redeemed:
  Fiduciary Shares:
    Issued from the reorganization of Stepstone
      or Highmark ...............................          --         --               --           --
    Issued ......................................       2,383        2,017            539          526
    Issued in Lieu of Cash Distributions ........         171          283            192           32
    Redeemed ....................................        (713)      (1,494)          (194)        (341)
                                                      -------      -------        -------      -------
      Total Fiduciary Share Transactions ........       1,841          806            537          217
                                                      -------      -------        -------      -------
  Retail Class A Shares:
    Issued from the reorganization of Stepstone
      or Highmark ...............................          --         --               --           --
    Issued ......................................          25           21             --           --
    Issued in Lieu of Cash Distributions ........           3            5             --           --
    Redeemed ....................................          (4)         (83)            --           --
                                                      -------      -------        -------      -------
      Total Retail Class A Share Transactions ...          24          (57)            --           --
                                                      -------      -------        -------      -------
Net Increase (Decrease) in Share Transactions ...       1,865          749            537          217
                                                      =======      =======        =======      =======


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.



The accompanying notes are an integral part of the financial statements.

98 & 99

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (000)

FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED) AND FOR THE PERIOD ENDED JULY 31, 1997

                                                     GOVERNMENT SECURITIES          BALANCED                 GROWTH
                                                             FUND                     FUND                    FUND
                                                   -----------------------  -----------------------  -----------------------
                                                     08/01/97   02/01/97      08/01/97    02/01/97     08/01/97   08/01/96
                                                   TO 01/31/98 TO 07/31/97  TO 01/31/98 TO 07/31/97  TO 01/31/98 TO 07/31/97
                                                   -----------------------  -----------------------  -----------------------
Investment Activities From Operations:
  Net Investment Income ........................    $ 1,644      $ 1,588      $ 5,371     $ 5,151      $  262     $   432
  Net Realized Gain (Loss) on Investments ......        (25)        (287)      13,184       7,454      37,722      40,894
  Net Realized Gain (Loss) on Option Contracts .         --           --           --          --          --          --
  Net Realized Gain (Loss) on Foreign
    Currency Transactions ......................         --          --            --          --          --          --
  Change in Unrealized Appreciation (Depreciation)
    on Investments .............................        984        1,569       (4,980)     36,114     (23,710)     28,516
  Change in Unrealized Depreciation
    on Foreign Currency ........................         --           --           --          --          --          --
                                                    -------      -------     --------    --------    --------    --------
Net Increase (Decrease) in Net Assets
    Resulting From Operations ..................      2,603        2,870       13,575      48,719      14,274      69,842
                                                    -------      -------     --------    --------    --------    --------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares ...........................     (1,733)      (1,582)      (5,690)     (4,955)       (433)       (354)
    Retail Class A Shares ......................         --           --         (121)       (113)         (5)        (12)
  Capital Gains:
    Fiduciary Shares ...........................         --           --      (10,762)     (5,775)    (63,262)     (3,457)
    Retail Class A Shares ......................         --           --         (250)       (150)     (1,951)       (229)
                                                    -------      -------     --------    --------    --------    --------
      Total Distributions ......................     (1,733)      (1,582)     (16,823)    (10,993)    (65,651)     (4,052)
                                                    -------      -------     --------    --------    --------    --------
Change in Net Assets ...........................        870        1,288       (3,248)     37,726     (51,377)     65,790
                                                    -------      -------     --------    --------    --------    --------
Share Transactions:
  Fiduciary Shares:
    Proceeds from the reorganization of
       Stepstone or Highmark ...................         --          --            --      44,366          --     184,625
    Proceeds from Shares Issued ................     20,660       14,934       40,856      49,160      56,030      29,160
    Reinvestment of Distributions ..............      1,721        1,582       16,408      10,043      44,497       3,648
    Cost of Shares Redeemed ....................    (10,810)     (11,930)     (44,654)    (47,541)    (23,894)    (24,942)
                                                    -------      -------     --------    --------    --------    --------
      Total Fiduciary Share Transactions .......     11,571        4,586       12,610      56,028      76,633     192,491
  Retail Class A Shares:
    Proceeds from the reorganization of
        Stepstone or Highmark ..................         --           --           --         594          --       3,366
    Proceeds from Shares Issued ................         --           --          976         872       2,417       1,023
    Reinvestment of Distributions ..............         --           --          356         262       1,764         234
    Cost of Shares Redeemed ....................         --           --         (732)     (2,190)       (638)     (1,547)
                                                    -------      -------     --------    --------    --------    --------
      Total Retail Class A Share Transactions ..         --           --          600        (462)      3,543       3,076
                                                    -------      -------     --------    --------    --------    --------
Net Increase in Net Assets From Share Transactions   11,571        4,586       13,210      55,566      80,176     195,567
                                                    -------      -------     --------    --------    --------    --------
      Total Increase in Net Assets .............     12,441        5,874        9,962      93,292      28,799     261,357
                                                    -------      -------     --------    --------    --------    --------
Net Assets:
  Beginning of Period ..........................     57,256       51,382      409,656     316,364     305,695      44,338
                                                    -------      -------     --------    --------    --------    --------
  End of Period ................................    $69,697      $57,256     $419,618    $409,656    $334,494    $305,695
                                                    =======      =======     ========    ========    ========    ========
Shares Issued and Redeemed:
  Fiduciary Shares:
    Issued from the reorganization of
       Stepstone or Highmark ...................         --           --           --       3,120          --      13,293
    Issued .....................................      2,127        1,599        2,495       3,210       3,621       1,944
    Issued in Lieu of Cash Distributions .......        179          169        1,012         683       3,213         264
    Redeemed ...................................     (1,121)      (1,273)      (2,738)     (3,134)     (1,467)     (1,642)
                                                    -------      -------     --------    --------    --------    --------
      Total Fiduciary Share Transactions .......      1,185          495          769       3,879       5,367      13,859
                                                    -------      -------     --------    --------    --------    --------
 Retail Class A Shares:
    Issued from the reorganization of
       Stepstone or Highmark ...................         --           --           --          42          --         242
    Issued .....................................         --           --           60          56         143          68
    Issued in Lieu of Cash Distributions .......         --           --           22          18         128          17
    Redeemed ...................................         --           --          (45)       (144)        (41)       (103)
                                                    -------      -------     --------    --------    --------    --------
      Total Retail Class A Share Transactions ..         --           --           37         (28)        230         224
                                                    -------      -------     --------    --------    --------    --------
    Net Increase in Share Transactions .........      1,185          495          806       3,851       5,597      14,083
                                                    =======      =======     ========    ========    ========    ========


                                                        VALUE MOMENTUM            INCOME EQUITY          BLUE CHIP GROWTH
                                                             FUND                     FUND                     FUND
                                                   -----------------------   -----------------------  -----------------------
                                                     08/01/97   02/01/97     08/01/97     08/01/96     08/01/97    02/01/97
                                                   TO 01/31/98 TO 07/31/97   TO 01/31/98 TO 07/31/97  TO 01/31/98 TO 07/31/97
                                                   -----------------------   -----------------------  -----------------------
Investment Activities From Operations:
  Net Investment Income ..........................   $ 3,403     $ 3,065       $ 3,411     $ 7,455    $    175     $   464
  Net Realized Gain (Loss) on Investments ........     1,615       2,055        24,535      34,297      15,541       8,315
  Net Realized Gain (Loss) on Option Contracts ...        --          --            --          --          (1)         21
  Net Realized Gain (Loss) on Foreign
    Currency Transactions ........................        --          --            --          --          --          --
  Change in Unrealized Appreciation (Depreciation)
    on Investments ...............................    18,227      68,691       (20,248)     65,148     (17,209)      7,929
  Change in Unrealized Depreciation
    on Foreign Currency ..........................        --          --            --          --          --          --
                                                    --------    --------      --------    --------    --------     -------
Net Increase (Decrease) in Net Assets
    Resulting From Operations ....................    23,245      73,811         7,698     106,900      (1,494)     16,729
                                                    --------    --------      --------    --------    --------     -------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares .............................    (3,472)     (2,920)       (3,433)     (7,008)       (178)       (447)
    Retail Class A Shares ........................      (137)       (115)         (138)       (263)         --          --
  Capital Gains:
    Fiduciary Shares .............................    (3,243)         --       (34,725)    (19,912)    (14,205)         --
    Retail Class A Shares ........................      (161)         --        (1,703)       (761)         --          --
                                                    --------    --------      --------    --------    --------     -------
      Total Distributions ........................    (7,013)     (3,035)      (39,999)    (27,944)    (14,383)       (447)
                                                    --------    --------      --------    --------    --------     -------
Change in Net Assets .............................    16,232      70,776       (32,301)     78,956     (15,877)     16,282
                                                    --------    --------      --------    --------    --------     -------
Share Transactions:
  Fiduciary Shares:
    Proceeds from the reorganization of
       Stepstone or Highmark .....................        --          --            --          --          --          --
    Proceeds from Shares Issued ..................    90,028     110,431        34,173      48,928      23,886      17,168
    Reinvestment of Distributions ................     5,702       2,053        32,127      24,742      14,311         447
    Cost of Shares Redeemed ......................   (35,605)    (34,176)      (34,719)    (59,638)    (10,298)    (17,696)
                                                    --------    --------      --------    --------    --------     -------
      Total Fiduciary Share Transactions .........    60,125      78,308        31,581      14,032      27,899         (81)
  Retail Class A Shares:
    Proceeds from the reorganization of
        Stepstone or Highmark ....................        --          --            --          --          --          --
    Proceeds from Shares Issued ..................     7,710       2,942         4,491       3,294          --          --
    Reinvestment of Distributions ................       289         113         1,819       1,039          --          --
    Cost of Shares Redeemed ......................    (1,064)     (1,400)         (735)     (3,247)         --          --
                                                    --------    --------      --------    --------    --------     -------
      Total Retail Class A Share Transactions ....     6,935       1,655         5,575       1,086          --          --
                                                    --------    --------      --------    --------    --------     -------
Net Increase (Decrease) in Net Assets
  From Share Transactions                             67,060      79,963        37,156      15,118      27,899         (81)
                                                    --------    --------      --------    --------    --------     -------
      Total Increase in Net Assets ...............    83,292     150,739         4,855      94,074      12,022      16,201
                                                    --------    --------      --------    --------    --------     -------
Net Assets:
  Beginning of Period ............................   484,184     333,445       366,877     272,803      96,883      80,682
                                                    --------    --------      --------    --------    --------     -------
  End of Period ..................................  $567,476    $484,184      $371,732    $366,877    $108,905     $96,883
                                                    ========    ========      ========    ========    ========     =======
Shares Issued and Redeemed:
  Fiduciary Shares:
    Issued from the reorganization of
       Stepstone or Highmark .....................        --          --            --          --          --          --
    Issued .......................................     3,514       4,899         1,930       3,110       1,538       1,198
    Issued in Lieu of Cash Distributions .........       219          91         1,926       1,630         968          30
    Redeemed .....................................    (1,392)     (1,521)       (1,957)     (3,787)       (634)     (1,199)
                                                    --------    --------      --------    --------    --------     -------
      Total Fiduciary Share Transactions .........     2,341       3,469         1,899         953       1,872          29
                                                    --------    --------      --------    --------    --------     -------
 Retail Class A Shares:
    Issued from the reorganization of
       Stepstone or Highmark .....................        --          --            --          --          --          --
    Issued                                               299         130           252         204          --          --
    Issued in Lieu of Cash Distributions .........        11           5           109          68          --          --
    Redeemed .....................................       (41)        (61)          (42)       (206)         --          --
                                                    --------    --------      --------    --------    --------     -------
      Total Retail Class A Share Transactions ....       269          74           319          66          --          --
                                                    --------    --------      --------    --------    --------     -------
    Net Increase in Share Transactions ...........     2,610       3,543         2,218       1,019       1,872          29
                                                    ========    ========      ========    ========    ========     =======



                                                        EMERGING GROWTH         INTERNATIONAL EQUITY
                                                             FUND                       FUND
                                                     -----------------------   -----------------------
                                                      08/01/97   02/01/97      08/01/97    02/01/97
                                                     TO 01/31/98 TO 07/31/97   TO 07/31/97 TO 07/31/97
                                                     -----------------------   -----------------------
Investment Activities From Operations:
  Net Investment Income ..........................     $    (49)    $    73     $   (10)      $  280
  Net Realized Gain (Loss) on Investments ........        5,831       3,445      (5,174)        (207)
  Net Realized Gain (Loss) on Option Contracts ...         (100)       (320)         --           --
  Net Realized Gain (Loss) on Foreign
    Currency Transactions ........................           --          --         (53)         (59)
  Change in Unrealized Appreciation (Depreciation)
    on Investments ...............................       (5,750)      1,474      (1,020)       5,628
  Change in Unrealized Depreciation
    on Foreign Currency ..........................           --          --          55          (27)
                                                        -------     -------     -------      -------
Net Increase (Decrease) in Net Assets
    Resulting From Operations ....................          (68)      4,672      (6,202)       5,615
                                                        -------     -------     -------      -------
Distributions to Shareholders:
  Net Investment Income:
    Fiduciary Shares .............................           (9)        (57)       (789)          --
    Retail Class A Shares ........................           --          --          --           --
  Capital Gains:
    Fiduciary Shares .............................       (9,793)         --        (484)          --
    Retail Class A Shares ........................           --          --          --           --
                                                        -------     -------     -------      -------
      Total Distributions ........................       (9,802)        (57)     (1,273)          --
                                                        -------     -------     -------      -------
Change in Net Assets .............................       (9,870)      4,615      (7,475)       5,615
                                                        -------     -------     -------      -------
Share Transactions:
  Fiduciary Shares:
    Proceeds from the reorganization of
       Stepstone or Highmark .....................           --          --          --           --
    Proceeds from Shares Issued ..................       12,343      16,568      17,197        3,528
    Reinvestment of Distributions ................        9,723          57         709           --
    Cost of Shares Redeemed ......................      (10,925)    (12,060)     (6,597)      (3,049)
                                                        -------     -------     -------      -------
      Total Fiduciary Share Transactions .........       11,141       4,565      11,309          479
  Retail Class A Shares:
    Proceeds from the reorganization of
        Stepstone or Highmark ....................           --          --          --           --
    Proceeds from Shares Issued ..................           --          --          --           --
    Reinvestment of Distributions ................           --          --          --           --
    Cost of Shares Redeemed ......................           --          --          --           --
                                                        -------     -------     -------      -------
      Total Retail Class A Share Transactions ....           --          --          --           --
                                                        -------     -------     -------      -------
Net Increase in Net Assets From Share Transactions       11,141       4,565      11,309          479
                                                        -------     -------     -------      -------
      Total Increase in Net Assets ...............        1,271       9,180       3,834        6,094
                                                        -------     -------     -------      -------
Net Assets:
  Beginning of Period ............................       66,336      57,156      52,467       46,373
                                                        -------     -------     -------      -------
  End of Period ..................................      $67,607     $66,336     $56,301      $52,467
                                                        =======     =======     =======      =======
Shares Issued and Redeemed:
  Fiduciary Shares:
    Issued from the reorganization of
       Stepstone or Highmark .....................           --          --          --           --
    Issued .......................................          904       1,332         514           96
    Issued in Lieu of Cash Distributions .........          757           5          20           --
    Redeemed .....................................         (816)       (961)       (185)         (84)
                                                        -------     -------     -------      -------
      Total Fiduciary Share Transactions .........          845         376         349           12
                                                        -------     -------     -------      -------
 Retail Class A Shares:
    Issued from the reorganization of
       Stepstone or Highmark .....................           --          --          --           --
    Issued .......................................           --          --          --           --
    Issued in Lieu of Cash Distributions .........           --          --          --           --
    Redeemed .....................................           --          --          --           --
                                                        -------     -------     -------      -------
      Total Retail Class A Share Transactions ....           --          --          --           --
                                                        -------     -------     -------      -------
    Net Increase in Share Transactions ...........          845         376         349           12
                                                        =======     =======     =======      =======

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


The accompanying notes are an integral part of the financial statements.

100 & 101

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                       INVESTMENT ACTIVITIES              DISTRIBUTIONS
             NET    ----------------------------     ----------------------         NET                NET
            ASSET                NET REALIZED                                      ASSET             ASSETS,   RATIO TO
            VALUE,     NET      AND UNREALIZED    NET               CONTRIBUTION   VALUE,            END OF    EXPENSES
          BEGINNING INVESTMENT    GAIN (LOSS)  INVESTMENT   CAPITAL      OF         END     TOTAL   OF PERIOD TO AVERAGE
          OF PERIOD   INCOME    ON INVESTMENTS   INCOME      GAINS     CAPITAL   OF PERIOD  RETURN    (000)    NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
------------------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $1.00      0.025          --         (0.025)       --         --       $1.00     4.92%* $  286,800    0.45%*
  FOR THE YEARS ENDED JULY 31,:
  1997     $1.00      0.046          --         (0.046)       --         --       $1.00     4.65%  $  243,464    0.64%
  1996      1.00      0.046          --         (0.046)       --         --        1.00     4.74%     173,340    0.74%
  1995      1.00      0.046          --         (0.046)       --         --        1.00     4.69%     190,604    0.73%
  1994      1.00      0.026          --         (0.026)       --         --        1.00     2.68%     160,721    0.74%
  1993      1.00      0.026          --         (0.026)       --         --        1.00     2.64%     191,946    0.67%
  RETAIL CLASS A SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $1.00      0.024          --         (0.024)       --         --       $1.00     4.72%* $  660,950    0.70%*
  FOR THE YEARS ENDED JULY 31,:
  1997     $1.00      0.045          --         (0.045)       --         --       $1.00     4.58%  $  558,972    0.72%
  1996      1.00      0.046          --         (0.046)       --         --        1.00     4.74%     100,623    0.74%
  1995      1.00      0.046          --         (0.046)       --         --        1.00     4.69%      88,660    0.73%
  1994      1.00      0.026          --         (0.026)       --         --        1.00     2.68%      39,157    0.74%
  1993      1.00      0.026          --         (0.026)       --         --        1.00     2.64%      32,629    0.67%
-----------------------------
DIVERSIFIED MONEY MARKET FUND
-----------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $1.00      0.026          --         (0.026)       --         --       $1.00     5.23%* $1,132,188    0.50%*
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $1.00      0.025          --         (0.025)       --         --       $1.00     5.11%* $  971,858    0.48%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997     $1.00      0.049          --         (0.049)       --         --        1.00     5.03%  $  523,571    0.49%
  1996      1.00      0.054          --         (0.054)       --         --        1.00     5.57%     503,080    0.50%
  1995      1.00      0.039        (0.001)      (0.039)       --        0.001      1.00     3.99%     536,754    0.50%
  1994      1.00      0.029          --         (0.029)       --         --        1.00     2.99%     498,795    0.49%
  1993      1.00      0.035          --         (0.035)       --         --        1.00     3.61%     521,664    0.46%
  RETAIL CLASS A SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $1.00      0.025          --         (0.025)       --         --       $1.00     4.98%* $  975,596    0.75%*
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $1.00      0.024          --         (0.024)       --         --       $1.00     4.86%* $  799,657    0.72%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997     $1.00      0.047          --         (0.047)       --         --       $1.00     4.78%  $  576,566    0.73%
  1996      1.00      0.052          --         (0.052)       --         --        1.00     5.31%     259,608    0.75%
  1995      1.00      0.037          --         (0.037)       --         --        1.00     3.78%     111,267    0.70%
  1994      1.00      0.027          --         (0.027)       --         --        1.00     2.77%      86,291    0.70%
  1993      1.00      0.033          --         (0.033)       --         --        1.00     3.36%      79,253    0.69%


                                        RATIO OF
               RATIO                 NET INVESTMENT
            OF EXPENSES   RATIO OF     INCOME TO
             AVERAGE   NET INVESTMENT   AVERAGE
            NET ASSETS     INCOME      NET ASSETS
             EXCLUDING   TO AVERAGE    EXCLUDING
            FEE WAIVERS  NET ASSETS   FEE WAIVERS
----------------------------------------------------
------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
------------------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998        0.78%*       4.94%*       4.61%*
  FOR THE YEARS ENDED JULY 31,:
  1997        0.92%        4.61%        4.33%
  1996        0.97%        4.64%        4.41%
  1995        0.97%        4.60%        4.36%
  1994        0.90%        2.63%        2.48%
  1993        0.72%        2.60%        2.55%
  RETAIL CLASS A SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998        1.03%*       4.69%*       4.36%*
  FOR THE YEARS ENDED JULY 31,:
  1996        1.23%        4.64%        4.15%
  1995        1.22%        4.68%        4.19%
  1994        1.15%        2.68%        2.27%
  1993        0.75%        2.60%        2.52%
-----------------------------
DIVERSIFIED MONEY MARKET FUND
-----------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998        0.78%*       5.17%*       4.90%*
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997        0.64%*       5.07%*       4.90%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997        0.49%        4.93%        4.93%
  1996        0.50%        5.43%        5.43%
  1995        0.50%        3.93%        3.93%
  1994        0.49%        2.93%        2.93%
  1993        0.46%        3.47%        3.47%
  RETAIL CLASS A SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998        1.03%*       4.92%*       4.65%*
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997        0.95%*       4.82%*       4.59%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997        0.88%        4.69%        4.54%
  1996        0.90%        5.16%        5.01%
  1995        0.90%        3.79%        3.59%
  1994        0.89%        2.71%        2.52%
  1993        0.86%        3.41%        3.24%

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
*   ANNUALIZED.



The accompanying notes are an integral part of the financial statements.



                       INVESTMENT ACTIVITIES        DISTRIBUTIONS
             NET    ----------------------------  -----------------       NET                NET
            ASSET                NET REALIZED                            ASSET             ASSETS,   RATIO TO
            VALUE,     NET      AND UNREALIZED    NET                    VALUE,            END OF    EXPENSES
          BEGINNING INVESTMENT    GAIN (LOSS)  INVESTMENT   CAPITAL       END     TOTAL   OF PERIOD TO AVERAGE
          OF PERIOD   INCOME    ON INVESTMENTS   INCOME      GAINS     OF PERIOD  RETURN    (000)    NET ASSETS
----------------------------------------------------------------------------------------------------------------
-------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
-------------------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $1.00      0.016           --        (0.016)       --        $1.00     3.28%*  $203,698     0.30%*
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $1.00      0.016           --        (0.016)       --        $1.00     3.28%*  $159,297     0.28%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997     $1.00      0.031           --        (0.031)       --         1.00     3.12%   $ 36,207     0.27%
  1996      1.00      0.034           --        (0.034)       --         1.00     3.48%     42,923     0.28%
  1995      1.00      0.026           --        (0.026)       --         1.00     2.67%     52,050     0.29%
  1994      1.00      0.021           --        (0.021)       --         1.00     2.13%     52,982     0.30%
  1993      1.00      0.025           --        (0.025)       --         1.00     2.61%     45,521     0.30%
  RETAIL CLASS A SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $1.00      0.015           --        (0.015)       --        $1.00     3.00%*  $252,910     0.55%*
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $1.00      0.015           --        (0.015)       --        $1.00     2.99%*  $217,229     0.55%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997     $1.00      0.027           --        (0.027)       --        $1.00     2.78%   $150,688     0.60%
  1996      1.00      0.031           --        (0.031)       --         1.00     3.14%     81,177     0.61%
  1995      1.00      0.023           --        (0.023)       --         1.00     2.33%     49,494     0.62%
  1994      1.00      0.018           --        (0.018)       --         1.00     1.80%     52,220     0.63%
  1993      1.00      0.022           --        (0.022)       --         1.00     2.27%      8,542     0.63%
---------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
---------------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $1.00      0.025           --        (0.025)       --        $1.00     5.05%*  $222,908     0.51%*
  FOR THE YEARS ENDED JULY 31,:
  1997     $1.00      0.047           --        (0.047)       --        $1.00     4.78%   $252,995     0.70%
  1996      1.00      0.048           --        (0.048)       --         1.00     4.88%    151,483     0.77%
  1995      1.00      0.048           --        (0.048)       --         1.00     4.87%    159,747     0.78%
  1994      1.00      0.027           --        (0.027)       --         1.00     2.74%    162,094     0.78%
  1993      1.00      0.027           --        (0.027)       --         1.00     2.72%    166,182     0.71%
  RETAIL CLASS A SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $1.00      0.024           --        (0.024)       --        $1.00     4.85%*  $ 52,176     0.76%*
  FOR THE YEARS ENDED JULY 31,:
  1997     $1.00      0.046           --        (0.046)       --        $1.00     4.70%   $ 42,797     0.78%
  1996      1.00      0.048           --        (0.048)       --         1.00     4.86%     75,714     0.79%
  1995      1.00      0.048           --        (0.048)       --         1.00     4.86%     48,474     0.78%
  1994      1.00      0.027           --        (0.027)       --         1.00     2.74%     24,055     0.77%
  1993      1.00      0.027           --        (0.027)       --         1.00     2.72%     37,332     0.71%


                                       RATIO OF
              RATIO                  NET INVESTMENT
          OF EXPENSES     RATIO OF     INCOME TO
            AVERAGE    NET INVESTMENT   AVERAGE
           NET ASSETS     INCOME       NET ASSETS
            EXCLUDING    TO AVERAGE    EXCLUDING
           FEE WAIVERS   NET ASSETS   FEE WAIVERS
---------------------------------------------------
-------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
-------------------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:

  1998        0.78%*       3.20%*       2.72%*
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997        0.69%*       3.36%*       2.96%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997        0.49%        3.08%        2.86%
  1996        0.49%        3.43%        3.22%
  1995        0.50%        2.66%        2.45%
  1994        0.54%        2.09%        1.85%
  1993        0.54%        2.53%        2.29%
  RETAIL CLASS A SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998        1.03%*       2.96%*       2.48%*
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997        0.97%*       3.02%*       2.59%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997        0.88%        2.75%        2.47%
  1996        0.88%        3.09%        2.82%
  1995        0.90%        2.33%        2.05%
  1994        0.94%        1.76%        1.45%
  1993        0.94%        2.21%        1.90%
---------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
---------------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998       0.78%*       5.07%*       4.79%*
  FOR THE YEARS ENDED JULY 31,:
  1997       0.95%        4.69%        4.44%
  1996       1.00%        4.76%        4.53%
  1995       1.02%        4.76%        4.52%
  1994       0.94%        2.70%        2.54%
  1993       0.74%        2.67%        2.65%
  RETAIL CLASS A SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998       1.03%*       4.82%*       4.54%*
  FOR THE YEARS ENDED JULY 31,:
  1997       1.22%        4.60%        4.16%
  1996       1.26%        4.77%        4.30%
  1995       1.27%        4.82%        4.33%
  1994       1.17%        2.63%        2.23%
  1993       0.79%        2.67%        2.59%


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
 *   ANNUALIZED.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

FINANCIAL HIGHLIGHTS


                       INVESTMENT ACTIVITIES        DISTRIBUTIONS                                                  RATIO
             NET    ----------------------------  -----------------       NET                NET                OF EXPENSES
            ASSET                NET REALIZED                            ASSET             ASSETS,   RATIO TO     AVERAGE
            VALUE,     NET      AND UNREALIZED    NET                    VALUE,            END OF    EXPENSES   NET ASSETS
          BEGINNING INVESTMENT    GAIN (LOSS)  INVESTMENT   CAPITAL       END     TOTAL** OF PERIOD TO AVERAGE   EXCLUDING
          OF PERIOD   INCOME    ON INVESTMENTS   INCOME      GAINS     OF PERIOD  RETURN    (000)   NET ASSETS  FEE WAIVERS
----------------------------------------------------------------------------------------------------------------------------
---------------------------
INTERMEDIATE-TERM BOND FUND
---------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $10.30     0.304          0.097      (0.321)       --        $10.38    3.88%   $134,548    0.75%*       1.00%*
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $10.16     0.309          0.138      (0.310)       --        $10.30    4.54%   $152,676    0.69%*       0.82%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997     $10.62     0.599         (0.460)     (0.595)       --        $10.16    1.43%    150,411    0.67%        0.68%
  1996       9.67     0.609          0.951      (0.609)       --         10.62   16.58%    132,942    0.68%        0.68%
  1995      10.72     0.589         (1.034)     (0.590)     (0.015)       9.67   (4.11)%   109,848    0.71%        0.71%
  1994      10.57     0.598          0.352      (0.595)     (0.205)      10.72    9.22%    130,308    0.69%        0.69%
  1993      10.49     0.650          0.409      (0.636)     (0.343)      10.57   10.47%    112,806    0.67%        0.67%
  RETAIL CLASS A SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $10.29     0.301          0.100      (0.321)       --        $10.37    3.88%   $  4,845    0.75%*       1.25%*
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $10.16     0.309          0.128      (0.310)       --        $10.29    4.44%   $  5,124    0.69%*       1.14%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997     $10.61     0.602         (0.462)     (0.595)       --        $10.16    1.54%   $  5,213    0.67%        1.08%
  1996       9.67     0.609          0.940      (0.609)       --         10.61   16.48%      6,417    0.68%        1.09%
  1995      10.72     0.589         (1.034)     (0.590)     (0.015)       9.67   (4.11)%     6,645    0.71%        1.11%
  1994      10.57     0.615          0.335      (0.595)     (0.205)      10.72    9.23%      9,308    0.69%        1.09%
  1993 (1)  10.49     0.609          0.450      (0.636)     (0.343)      10.57   10.59%*     2,897    0.65%*       1.05%*
------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $10.01     0.209          0.120      (0.229)       --        $10.11    3.34%   $ 17,557    0.24%*       1.04%*
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $ 9.76     0.206          0.256      (0.215)       --        $10.01    4.84%   $ 11,292    0.21%*       0.91%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997     $ 9.85     0.430         (0.078)     (0.442)       --        $ 9.76    3.72%   $  7,435    0.20%        0.85%
  1996       8.95     0.518          0.873      (0.487)       --          9.85   15.83%      4,196    0.24%        0.71%
  1995      10.04     0.460         (1.098)     (0.452)       --          8.95   (6.33)%    12,793    0.50%        0.72%
  1994 (2)  10.00     0.117          0.028      (0.105)       --         10.04    5.01%*    22,197    0.50%*       0.73%*
  RETAIL CLASS A SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $ 9.99     0.222          0.106      (0.229)       --        $10.09    3.35%   $ 13,150    0.24%*       1.28%*
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $ 9.74     0.222          0.240      (0.215)       --        $ 9.99    4.85%   $ 11,214    0.21%*       1.22%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997     $ 9.84     0.458         (0.112)     (0.442)       --        $ 9.74    3.62%   $  5,791    0.20%        1.25%
  1996       8.94     0.470          0.918      (0.487)       --          9.84   15.84%      4,266    0.23%        1.12%
  1995      10.03     0.439         (1.077)     (0.452)       --          8.94   (6.33)%     4,882    0.50%        1.12%
  1994 (2)  10.00     0.115          0.020      (0.105)       --         10.03    4.67%*     2,830    0.50%*       1.13%*


                             RATIO OF
                         NET INVESTMENT
              RATIO OF     INCOME TO
            NET INVESTMENT   AVERAGE
               INCOME      NET ASSETS   PORTFOLIO
             TO AVERAGE    EXCLUDING     TURNOVER
             NET ASSETS   FEE WAIVERS      RATE
--------------------------------------------------
---------------------------
INTERMEDIATE-TERM BOND FUND
---------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998         5.82%*        5.57%*        12%
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997         6.17%*        6.04%*        58%
  FOR THE YEARS ENDED JANUARY 31,:
  1997         5.93%         5.92%        106%
  1996         5.97%         5.97%        147%
  1995         5.89%         5.89%         95%
  1994         5.56%         5.56%         72%
  1993         6.16%         6.16%         88%
  RETAIL CLASS A SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998         5.82%*        5.32%*        12%
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997         6.17%*        5.71%*        58%
  FOR THE YEARS ENDED JANUARY 31,:
  1997        5.91%          5.50%        106%
  1996        5.99%          5.58%        147%
  1995        5.87%          5.47%         95%
  1994        5.51%          5.11%         72%
  1993 (1)    6.01%*         5.61%*        88%
------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998        4.44%*         3.65%*         8%
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997        4.56%*         3.85%*         5%
  FOR THE YEARS ENDED JANUARY 31,:
  1997        4.69%          4.04%          6%
  1996        4.97%          4.50%         30%
  1995        4.84%          4.62%         22%
  1994 (2)    4.31%*         4.08%         19%
  RETAIL CLASS A SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998        4.44%*         3.40%*         8%
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997        4.55%*         3.54%*         5%
  FOR THE YEARS ENDED JANUARY 31,:
  1997        4.69%          3.64%          6%
  1996        4.93%          4.04%         30%
  1995        4.92%          4.30%         22%
  1994 (2)    4.26%*         3.63%*        19%

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
 *   ANNUALIZED.
**   TOTAL RETURN DOES NOT REFLECT THE SALES CHARGE.
(1)  COMMENCED OPERATIONS ON FEBRUARY 3, 1992.
(2)  COMMENCED OPERATIONS ON OCTOBER 15, 1993.


The accompanying notes are an integral part of the financial statements.



                       INVESTMENT ACTIVITIES        DISTRIBUTIONS                                                  RATIO
             NET    ----------------------------  -----------------       NET                NET                OF EXPENSES
            ASSET                NET REALIZED                            ASSET             ASSETS,   RATIO TO     AVERAGE
            VALUE,     NET      AND UNREALIZED    NET                    VALUE,            END OF    EXPENSES   NET ASSETS
          BEGINNING INVESTMENT    GAIN (LOSS)  INVESTMENT   CAPITAL       END     TOTAL** OF PERIOD TO AVERAGE   EXCLUDING
          OF PERIOD   INCOME    ON INVESTMENTS   INCOME      GAINS     OF PERIOD  RETURN    (000)   NET ASSETS  FEE WAIVERS
----------------------------------------------------------------------------------------------------------------------------
---------
BOND FUND
---------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $10.67     0.310          0.188      (0.328)       --        $10.84     4.67%  $92,607     0.75%*       1.02%*
  FOR THE YEARS ENDED JULY 31,:
  1997     $10.23     0.628          0.421      (0.609)       --        $10.67    10.59%  $71,571     0.85%        1.42%
  1996      10.38     0.660         (0.160)     (0.650)       --         10.23     4.81%   60,374     0.89%        1.61%
  1995      10.11     0.640          0.270      (0.640)       --         10.38     9.43%   59,758     0.92%        1.64%
  1994      11.13     0.630         (0.970)     (0.630)       --         10.11    (3.14)%  64,185     0.86%        1.37%
  1993      11.02     0.700          0.350      (0.700)       --         11.13    10.07%   33,279     0.93%        1.55%
  RETAIL CLASS A SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $10.59     0.308          0.170      (0.328)       --        $10.74     4.61%  $   865     0.75%*       1.27%*
  FOR THE YEARS ENDED JULY 31,:
  1997     $10.15     0.642          0.403      (0.609)       --        $10.59    10.68%  $   606     0.85%        1.68%
  1996      10.29     0.690         (0.180)     (0.650)       --         10.15     4.95%    1,157     0.89%        1.85%
  1995      10.04     0.660          0.230      (0.640)       --         10.29     9.29%      558     0.92%        1.89%
  1994      10.12     0.070         (0.050)     (0.100)       --         10.04    (3.81)%(B)    7     0.99%*       2.96%*
---------------------------
CONVERTIBLE SECURITIES FUND
---------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $12.41     0.176         (0.551)     (0.183)    (0.822)      $11.03    (3.08)% $28,431     0.85%*       1.13%*
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $11.58     0.183          0.833      (0.186)       --        $12.41     8.92%  $25,338     0.85%*       1.00%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997     $10.43     0.376          1.423      (0.378)    (0.270)      $11.58    17.72%  $21,129     0.85%        0.85%
  1996       9.08     0.407          1.350      (0.404)       --         10.43    19.67%   16,668     0.85%        0.85%
  1995 (3)  10.00     0.354         (0.930)     (0.343)       --          9.08    (5.83)%  10,297     0.85%        0.85%
--------------------------
GOVERNMENT SECURITIES FUND
--------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $ 9.64     0.271          0.156      (0.287)       --       $  9.78     4.52%  $69,696     0.75%*       1.03%*
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $ 9.44     0.268          0.203      (0.269)       --       $  9.64     5.08%  $57,256     0.73%*       0.88%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997     $ 9.94     0.524         (0.505)     (0.520)       --       $  9.44     0.34%  $51,382     0.74%        0.74%
  1996       9.07     0.556          0.870      (0.556)       --          9.94    16.16%   46,725     0.75%        0.75%
  1995 (3)  10.00     0.491         (0.950)     (0.475)       --          9.07    (4.49)%  32,178     0.75%        0.75%



                        NET INVESTMENT
             RATIO OF     INCOME TO
           NET INVESTMENT   AVERAGE
              INCOME      NET ASSETS   PORTFOLIO   AVERAGE
            TO AVERAGE    EXCLUDING     TURNOVER  COMMISSION
            NET ASSETS   FEE WAIVERS      RATE      RATE (A)
--------------------------------------------------------------------------------
---------
BOND FUND
---------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998        5.88%*       5.61%*         11%        n/a
  FOR THE YEARS ENDED JULY 31,:
  1997        6.11%        5.54%          14%        n/a
  1996        6.10%        5.38%          21%        n/a
  1995        6.35%        5.62%          36%        n/a
  1994        6.11%        5.60%          44%        n/a
  1993        6.41%        5.79%          59%        n/a
  RETAIL CLASS A SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998        5.88%*       5.36%*         11%        n/a
  FOR THE YEARS ENDED JULY 31,:
  1997        6.10%        5.27%          14%        n/a
  1996        6.10%        5.14%          21%        n/a
  1995        6.29%        5.32%          36%        n/a
  1994        5.77%*       3.80%*         44%        n/a
---------------------------
CONVERTIBLE SECURITIES FUND
---------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998        2.95%*       2.67%*         23%      0.0600
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997        3.25%*       3.10%*         33%      0.0647
  FOR THE YEARS ENDED JANUARY 31,:
  1997        3.47%        3.47%          89%      0.0640
  1996        4.14%        4.14%          46%        n/a
  1995 (3)    3.87%        3.87%          36%        n/a
--------------------------
GOVERNMENT SECURITIES FUND
--------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998        5.60%*       5.32%*         27%        n/a
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997        5.79%*       5.64%*         40%        n/a
  FOR THE YEARS ENDED JANUARY 31,:
  1997        5.59%        5.59%         186%        n/a
  1996        5.89%        5.89%         239%        n/a
  1995 (3)    5.46%        5.46%         184%        n/a

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(A) AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
(B) REPRESENTS TOTAL RETURN FOR THE FIDUCIARY SHARES FOR THE PERIOD FROM AUGUST 1, 1993 TO JUNE 19, 1994 PLUS THE TOTAL RETURN FOR THE INVESTOR SHARES FOR THE PERIOD FROM JUNE 20, 1994 TO JULY 31, 1994.
 *   ANNUALIZED.
**   TOTAL RETURN DOES NOT REFLECT THE SALES CHARGE.
(3)  COMMENCED OPERATIONS ON FEBRUARY 1, 1994.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

FINANCIAL HIGHLIGHTS


                       INVESTMENT ACTIVITIES        DISTRIBUTIONS                                                  RATIO
             NET    ----------------------------  -----------------       NET                NET                OF EXPENSES
            ASSET                NET REALIZED                            ASSET             ASSETS,   RATIO TO     AVERAGE
            VALUE,     NET      AND UNREALIZED    NET                    VALUE,            END OF    EXPENSES   NET ASSETS
          BEGINNING INVESTMENT    GAIN (LOSS)  INVESTMENT   CAPITAL       END     TOTAL** OF PERIOD TO AVERAGE   EXCLUDING
          OF PERIOD   INCOME    ON INVESTMENTS   INCOME      GAINS     OF PERIOD  RETURN    (000)   NET ASSETS  FEE WAIVERS
----------------------------------------------------------------------------------------------------------------------------
-------------
BALANCED FUND
-------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $16.46     0.214         0.330       (0.231)     (0.442)     $16.33     3.38%   $409,872    0.90%*     1.09%
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $15.04     0.228         1.712       (0.228)     (0.290)     $16.46    13.35%   $400,442    0.83%*     0.98%
  FOR THE YEARS ENDED JANUARY 31,:
  1997     $13.92     0.422         1.699       (0.409)     (0.595)     $15.04    16.30%   $307,531    0.79%      0.79%
  1996      11.45     0.415         2.831       (0.417)     (0.362)      13.92    28.93%    233,878    0.80%      0.80%
  1995      12.21     0.390        (0.756)      (0.391)     (0.003)      11.45    (2.95)%   167,434    0.80%      0.80%
  1994      11.50     0.394         0.928       (0.391)     (0.221)      12.21    11.79%    152,189    0.69%      0.79%
  1993      11.15     0.413         0.543       (0.408)     (0.198)      11.50     8.86%    100,474    0.69%      0.79%
  RETAIL CLASS A SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $16.45     0.191         0.331       (0.210)     (0.442)     $16.32     3.24%   $  9,749    1.15%*     1.34%
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $15.03     0.209         1.712       (0.209)     (0.290)     $16.45    13.22%   $  9,214    1.07%*     1.30%
  FOR THE YEARS ENDED JANUARY 31,:
  1997     $13.91     0.464         1.706       (0.455)     (0.595)     $15.03    16.04%   $  8,833    1.04%      1.19%
  1996      11.45     0.406         2.825       (0.406)     (0.362)      13.91    28.73%      8,422    0.89%      1.20%
  1995      12.21     0.393        (0.758)      (0.392)     (0.003)      11.45    (2.95)%     7,128    0.79%      1.19%
  1994      11.50     0.397         0.925       (0.391)     (0.221)      12.21    11.79%      7,292    0.69%      1.19%
  1993(4)   11.30     0.092         0.404       (0.098)     (0.198)      11.50     4.45%*       425    0.60%*     1.10%


                        RATIO OF
                      NET INVESTMENT
           RATIO OF     INCOME TO
         NET INVESTMENT   AVERAGE
            INCOME      NET ASSETS   PORTFOLIO   AVERAGE
          TO AVERAGE    EXCLUDING     TURNOVER  COMMISSION
          NET ASSETS   FEE WAIVERS      RATE      RATE (A)
--------------------------------------------------------------------------------
-------------
BALANCED FUND
-------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     *2.60%*        2.42%*        10%       0.0600
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     *2.99%*        2.85%*        10%       0.0581
  FOR THE YEARS ENDED JANUARY 31,:
  1997      3.48%         3.48%         27%       0.0604
  1996      3.20%         3.20%         26%         n/a
  1995      3.41%         3.41%         48%         n/a
  1994      3.35%         3.25%         49%         n/a
  1993      3.72%         3.62%         68%         n/a
  RETAIL CLASS A SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998      2.35%*        2.17%*        10%       0.0600
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997      2.75%*        2.53%*        10%       0.0581
  FOR THE YEARS ENDED JANUARY 31,:
  1997      3.22%         3.07%         27%       0.0604
  1996      3.12%         2.81%         26%         n/a
  1995      3.41%         3.01%         48%         n/a
  1994      3.26%         2.76%         49%         n/a
  1993(4)   3.20%*        2.70%*        68%         n/a

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(A) AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
 *   ANNUALIZED.
**   TOTAL RETURN DOES NOT REFLECT THE SALES CHARGE.
(4)  COMMENCED OPERATIONS ON NOVEMBER 13, 1992.


The accompanying notes are an integral part of the financial statements.



                       INVESTMENT ACTIVITIES        DISTRIBUTIONS                                                  RATIO
             NET    ----------------------------  -----------------       NET                NET                OF EXPENSES
            ASSET                NET REALIZED                            ASSET             ASSETS,   RATIO TO     AVERAGE
            VALUE,     NET      AND UNREALIZED    NET                    VALUE,            END OF    EXPENSES   NET ASSETS
          BEGINNING INVESTMENT    GAIN (LOSS)  INVESTMENT   CAPITAL       END     TOTAL** OF PERIOD TO AVERAGE   EXCLUDING
          OF PERIOD   INCOME    ON INVESTMENTS   INCOME      GAINS     OF PERIOD  RETURN    (000)   NET ASSETS  FEE WAIVERS
----------------------------------------------------------------------------------------------------------------------------
-----------
GROWTH FUND
-----------
  FIDUCIARY SHARES
  FOR THE YEARS ENDED JANUARY 31,:
  1998     $17.36    0.014           0.599      (0.022)     (3.540)     $14.41    4.39%   $324,697    0.90%*       1.09%*
  FOR THE YEARS ENDED JULY 31,:
  1997     $12.58    0.057           5.773      (0.053)     (0.996)     $17.36   48.54%   $297,879    0.92%        1.24%
  1996      11.87    0.120           1.350      (0.120)     (0.640)      12.58   12.72%     41,495    0.93%        1.67%
  1995       9.76    0.150           2.260      (0.150)     (0.150)      11.87   25.23%     25,096    0.79%        1.92%
  1994      10.00    0.050          (0.240)     (0.050)        --         9.76   (1.87)%    15,254    0.77%        2.61%
  RETAIL CLASS A SHARES
  FOR THE YEARS ENDED JANUARY 31,:
  1998     $17.39   (0.003)          0.590      (0.007)     (3.540)     $14.43    4.21%   $  9,796    1.15%*       1.34%*
  FOR THE YEARS ENDED JULY 31,:
  1997     $12.60    0.049           5.784      (0.048)     (0.996)     $17.39   48.49%   $  7,816    1.04%        1.49%
  1996      11.87    0.110           1.380      (0.120)     (0.640)      12.60   12.88%      2,843    0.93%        1.91%
  1995       9.77    0.150           2.250      (0.150)     (0.150)      11.87   25.10%      1,218    0.84%        2.11%
  1994       9.74      --            0.040      (0.010)        --         9.77   (1.77)%(B)     --      --           --


                       RATIO OF
                    NET INVESTMENT
         RATIO OF     INCOME TO
       NET INVESTMENT   AVERAGE
          INCOME      NET ASSETS   PORTFOLIO   AVERAGE
        TO AVERAGE    EXCLUDING     TURNOVER  COMMISSION
        NET ASSETS   FEE WAIVERS      RATE      RATE (A)
--------------------------------------------------------------------------------
-----------
GROWTH FUND
-----------
  FIDUCIARY SHARES
  FOR THE YEARS ENDED JANUARY 31,:
  1998    0.17%*       (0.01)%*        46%      0.0598
  FOR THE YEARS ENDED JULY 31,:
  1997    0.39%         0.07%         118%      0.0598
  1996    0.98%         0.23%          79%        n/a
  1995    1.40%         0.26%          68%        n/a
  1994    0.86%        (0.98)%        123%        n/a
  RETAIL CLASS A SHARES
  FOR THE YEARS ENDED JANUARY 31,:
  1998   (0.08)%*      (0.26)%*        46%      0.0598
  FOR THE YEARS ENDED JULY 31,:
  1997    0.28%        (0.18)%        118%      0.0598
  1996    0.96%        (0.02)%         79%        n/a
  1995    1.17%        (0.10)%         68%        n/a
  1994     --            --           123%        n/a

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(A) AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
(B) REPRESENTS TOTAL RETURN FOR THE FIDUCIARY SHARES FROM COMMENCEMENT OF OPERATIONS TO JUNE 19, 1994 PLUS THE TOTAL RETURN FOR THE INVESTOR SHARES FOR THE PERIOD FROM JUNE 20, 1994 TO JULY 31, 1994.
 *  ANNUALIZED.
**  TOTAL RETURN DOES NOT REFLECT THE SALES CHARGE.


[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

FINANCIAL HIGHLIGHTS


                       INVESTMENT ACTIVITIES        DISTRIBUTIONS                                                  RATIO
             NET    ----------------------------  -----------------       NET                NET                OF EXPENSES
            ASSET                NET REALIZED                            ASSET             ASSETS,   RATIO TO     AVERAGE
            VALUE,     NET      AND UNREALIZED    NET                    VALUE,            END OF    EXPENSES   NET ASSETS
          BEGINNING INVESTMENT    GAIN (LOSS)  INVESTMENT   CAPITAL       END     TOTAL** OF PERIOD TO AVERAGE   EXCLUDING
          OF PERIOD   INCOME    ON INVESTMENTS   INCOME      GAINS     OF PERIOD  RETURN    (000)   NET ASSETS  FEE WAIVERS
----------------------------------------------------------------------------------------------------------------------------
-------------------
VALUE MOMENTUM FUND
-------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $25.48    0.166           0.956      (0.178)     (0.164)     $26.26     4.43%  $539,038     0.81%*      1.09%*
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $21.57    0.132           3.955      (0.176)        --       $25.48    19.06%  $463,434     0.78%*      0.94%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997     $18.05    0.436           4.371      (0.438)     (0.848)     $21.57    27.33%  $317,482     0.79%       0.79%
  1996      13.40    0.331           5.063      (0.337)     (0.408)      18.05    40.88%   222,065     0.80%       0.80%
  1995      11.27    0.318          (0.817)     (0.317)     (0.054)      13.40    (3.48)%  150,138     0.81%       0.81%
  1994      12.76    0.292           1.538      (0.290)     (0.030)      14.27    14.56%   140,609     0.77%       0.79%
  1993      11.68    0.310           1.103      (0.311)     (0.022)      12.76    12.33%    92,636     0.68%       0.78%
  RETAIL CLASS A SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $25.48    0.132           0.947      (0.145)     (0.164)     $26.25     4.29%  $ 28,438     1.06%*      1.34%*
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $21.57    0.106           3.953      (0.147)        --       $25.48    18.90%  $ 20,750     1.03%*      1.25%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997     $18.05    0.389           4.368      (0.393)     (0.848)     $21.57    27.04%  $ 15,963     1.04%       1.19%
  1996      13.40    0.320           5.060      (0.323)     (0.408)      18.05    40.77%    11,801     0.89%       1.20%
  1995      14.27    0.321          (0.820)     (0.317)     (0.054)      13.40    (3.48)%    9,777     0.81%       1.21%
  1994      12.75    0.297           1.543      (0.290)     (0.030)      14.27    14.65%     9,346     0.77%       1.20%
  1993 (5)  11.52    0.246           1.257      (0.251)     (0.022)      12.75    15.97%*    3,162     0.65%*      1.15%*
------------------
INCOME EQUITY FUND
------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $18.21    0.164           0.194      (0.171)     (1.776)     $16.62     2.02%  $353,49      0.91%*      1.09%*
  FOR THE YEARS ENDED JULY 31,:
  1997     $14.27    0.372           5.019      (0.368)     (1.083)     $18.21    40.13%  $352,725     0.99%       1.21%
  1996      13.00    0.420           1.930      (0.420)     (0.660)      14.27    18.25%   262,660     1.03%       1.27%
  1995      11.92    0.440           1.500      (0.440)     (0.420)      13.00    17.26%   221,325     1.06%       1.30%
  1994      12.13    0.390           0.120      (0.390)     (0.330)      11.92     4.23%   213,328     1.06%       1.10%
  1993      11.42    0.380           0.710      (0.380)        --        12.13     9.75%   104,840     1.15%       1.21%
  RETAIL CLASS A SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $18.24    0.144           0.190      (0.148)     (1.776)     $16.65     1.88%  $ 18,237     1.16%*      1.34%*
  FOR THE YEARS ENDED JULY 31,:
  1997     $14.29    0.363           5.028      (0.358)     (1.083)     $18.24    39.97%  $ 14,152     1.06%       1.46%
  1996      13.03    0.420           1.920      (0.420)     (0.660)      14.29    18.21%    10,143     1.03%       1.51%
  1995      11.92    0.420           1.550      (0.440)     (0.420)      13.03    17.52%     3,881     1.06%       1.55%
  1994 (6)  11.85    0.040           0.080      (0.050)        --        11.92     4.23%(B)     24     1.10%*      1.33%*


                       RATIO OF
                    NET INVESTMENT
         RATIO OF     INCOME TO
       NET INVESTMENT   AVERAGE
          INCOME      NET ASSETS   PORTFOLIO   AVERAGE
        TO AVERAGE    EXCLUDING     TURNOVER  COMMISSION
        NET ASSETS   FEE WAIVERS      RATE      RATE (A)
--------------------------------------------------------------------------------
-------------------
VALUE MOMENTUM FUND
-------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998    1.31%*        1.03%*         1%      0.0599
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997    1.65%*        1.49%*         1%      0.0600
  FOR THE YEARS ENDED JANUARY 31,:
  1997    2.26%         2.26%          9%      0.0590
  1996    2.07%         2.07%         20%       n/a
  1995    2.36%         2.36%          6%       n/a
  1994    2.19%         2.17%          5%       n/a
  1993    2.59%         2.49%          3%       n/a
  RETAIL CLASS A SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998    1.05%*        0.77%*         1%      0.0599
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997    1.40%*        1.17%*         1%      0.0600
  FOR THE YEARS ENDED JANUARY 31,:
  1997    2.01%         1.86%          9%      0.0590
  1996    2.00%         1.69%         20%       n/a
  1995    2.37%         1.97%          6%       n/a
  1994    2.12%         1.69%          5%       n/a
  1993 (5)2.53%         2.03%*         3%       n/a
------------------
INCOME EQUITY FUND
------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998    1.85%*        1.67%*        23%      0.0584
  FOR THE YEARS ENDED JULY 31,:
  1997    2.39%         2.17%         46%      0.0583
  1996    2.95%         2.71%         42%       n/a
  1995    3.59%         3.34%         37%       n/a
  1994    3.29%         3.24%         34%       n/a
  1993    3.27%         3.22%         30%       n/a
  RETAIL CLASS A SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998    1.59%*        1.41%*        23%      0.0584
  FOR THE YEARS ENDED JULY 31,:
  1997    2.32%         1.92%         46%      0.0583
  1996    2.89%         2.41%         42%       n/a
  1995    3.06%         2.57%         37%       n/a
  1994 (6)0.93%*        0.71%*        34%       n/a

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(A) AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
(B) REPRESENTS TOTAL RETURN FOR THE FIDUCIARY SHARES FOR THE PERIOD FROM AUGUST 1, 1993 TO JUNE 19, 1994 PLUS THE TOTAL RETURN FOR THE INVESTOR SHARES FOR THE PERIOD FROM JUNE 20, 1994 TO JULY 31, 1994.
*   ANNUALIZED
(5) COMMENCED OPERATIONS ON APRIL 2, 1992.
(6) COMMENCED OPERATIONS ON JUNE 20, 1994.


The accompanying notes are an integral part of the financial statements.



                       INVESTMENT ACTIVITIES        DISTRIBUTIONS                                                  RATIO
             NET    ----------------------------  -----------------       NET                NET                OF EXPENSES
            ASSET                NET REALIZED                            ASSET             ASSETS,   RATIO TO     AVERAGE
            VALUE,     NET      AND UNREALIZED    NET                    VALUE,            END OF    EXPENSES   NET ASSETS
          BEGINNING INVESTMENT    GAIN (LOSS)  INVESTMENT   CAPITAL       END     TOTAL** OF PERIOD TO AVERAGE   EXCLUDING
          OF PERIOD   INCOME    ON INVESTMENTS   INCOME      GAINS     OF PERIOD  RETURN    (000)   NET ASSETS  FEE WAIVERS
----------------------------------------------------------------------------------------------------------------------------
---------------------
BLUE CHIP GROWTH FUND
---------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $17.32     0.028        (0.303)     (0.030)     (2.425)      $14.59   (1.43)%  $108,905    0.82%*      1.10%*
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $14.50     0.081         2.818      (0.078)       --         $17.32   20.08%   $ 96,883    0.80%*      0.95%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997     $12.63     0.160         2.449      (0.162)     (0.574)      $14.50   21.11%   $ 80,682    0.84%       0.84%
  1996       9.53     0.174         3.311      (0.180)     (0.203)       12.63   36.95    % 63,410    0.83%       0.83%
  1995 (7)  10.00     0.167        (0.479)     (0.158)       --           9.53   (3.10)   % 39,319    0.85%       0.85%
--------------------
EMERGING GROWTH FUND
--------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $14.39    (0.009)        0.049      (0.002)     (2.033)      $12.39   0.17%    $ 67,606    1.03%*      1.31%*
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $13.50     0.014         0.888      (0.012)       --         $14.39   6.70%    $ 66,336    1.01%*      1.16%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997     $11.94     0.008         2.556      (0.009)     (0.991)      $13.50  21.79%    $ 57,156    1.04%       1.04%
  1996       9.42     0.026         2.807      (0.033)     (0.277)       11.94  30.24%      41,770    1.05%       1.05%
  1995 (7)  10.00     0.086        (0.535)     (0.080)     (0.051)        9.42  (4.48)%     23,928    1.05%       1.05%
-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     $38.69     0.201        (4.901)     (0.592)     (0.367)      $33.03 (12.25)%   $ 56,301    1.32%*      1.60%*
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     $34.52     0.212         3.958        --          --         $38.69  12.08%    $ 52,467    1.22%*      1.41%*
  FOR THE YEARS ENDED JANUARY 31,:
  1997     $37.49     0.220        (0.965)     (0.812)     (1.416)      $34.52  (2.14)%   $ 46,373    1.18%       1.28%
  1996 (8)  33.51     0.447         4.084      (0.446)     (0.105)       37.49  13.56%      44,188    1.16%       1.36%


                       RATIO OF
                    NET INVESTMENT
         RATIO OF     INCOME TO
       NET INVESTMENT   AVERAGE
          INCOME      NET ASSETS   PORTFOLIO   AVERAGE
        TO AVERAGE    EXCLUDING     TURNOVER  COMMISSION
        NET ASSETS   FEE WAIVERS      RATE      RATE (A)
--------------------------------------------------------------------------------
---------------------
BLUE CHIP GROWTH FUND
---------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998     0.35%*         0.08%*       60%      0.0599
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     1.09%*         0.94%*       54%      0.0520
  FOR THE YEARS ENDED JANUARY 31,:
  1997     1.21%          1.21%        80%      0.0598
  1996     1.54%          1.54%        69%       n/a
  1995 (7) 1.84%          1.84%        89%       n/a
--------------------
EMERGING GROWTH FUND
--------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998    (0.14)%*       (0.42)%*     114%      0.0529
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     0.26%*         0.10%*      116%      0.0583
  FOR THE YEARS ENDED JANUARY 31,:
  1997     0.06%          0.06%       134%      0.0583
  1996     0.22%          0.22%       131%       n/a
  1995 (7) 1.01%          1.01%       123%       n/a
-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
  FIDUCIARY SHARES
  FOR THE SIX MONTH PERIOD ENDED JANUARY 31,:
  1998    (0.04)%*       (0.32)%*     68%       0.0284
  FOR THE SIX MONTH PERIOD ENDED JULY 31,:
  1997     1.16%*         0.97%*      18%       0.0250
  FOR THE YEARS ENDED JANUARY 31,:
  1997     0.60%          0.50%       29%       0.0235
  1996 (8) 1.31%          1.11%       21%        n/a

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(A) AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
*   ANNUALIZED
(7) COMMENCED OPERATIONS ON FEBRUARY 1, 1994.
(8) COMMENCED OPERATIONS ON FEBRUARY 1, 1995.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
FOR THE PERIOD ENDED JANUARY 31, 1998

1. ORGANIZATION
--------------------------------------------------------------------------------

HighMark Funds ("HighMark" or "the Funds") was organized as a Massachusetts business trust under a Declaration of Trust dated March 10, 1987. Prior to December 4, 1996, HighMark was known as the HighMark Group.

The Funds are registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company with sixteen funds: the 100% U.S. Treasury Money Market Fund, the Diversified Money Market Fund, the California Tax-Free Money Market Fund, and the U.S. Government Money Market Fund (the "Money Market Funds") and the Intermediate-Term Bond Fund, the California Intermediate Tax-Free Bond Fund, the Bond Fund, the Convertible Securities Fund, the Government Securities Fund, the Balanced Fund, the Growth Fund, the Value Momentum Fund, the Income Equity Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, and the International Equity Fund (the "Non-Money Market Funds"). HighMark is registered to offer three classes of shares, Class A and Class B shares (collectively called the "Retail Shares") and Fiduciary Shares. The Retail Class B Shares commenced operations on February 2, 1998. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.

On October 18, 1996 and October 17, 1996, respectively, the Board of Trustees of the HighMark Funds and the Board of Trustees of the Stepstone Funds (Stepstone) approved an Agreement and Plan of Reorganization (the
"Reorganization Agreement") providing for the transfer of all assets and liabilities of the Stepstone Funds in exchange for the issuance of shares in the Funds in a tax-free reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES
----------------------------------

The following is a summary of significant accounting policies followed by the Funds.

BASIS OF PRESENTATION OF STATEMENTS -- The HighMark Funds acquired the Stepstone Funds in a series of tax-free business combinations. While each Fund now exists legally as a HighMark Fund, a number of the surviving funds for accounting purposes are Stepstone Funds. In accordance with generally accepted accounting principles, the financial statements presented herein represent those of the accounting survivors. Accordingly, the Statements of Changes in Net Assets and Financial Highlights presented reflect periods beginning on the first day of the accounting survivor's fiscal year (August 1, 1996 and February 1, 1997, respectively).

SECURITY VALUATION -- Investment securities held by the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Investments in equity securities held by the non-money market funds that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Option contracts are valued at the last quoted bid price as quoted on the primary exchange or board of trade on which such option contracts are traded. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general Trustee supervision.

FOREIGN CURRENCY TRANSLATION -- The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The International Equity Fund does not isolate the portion of gains and losses on investments in securities

--------------------------------------------------------------------------------
that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.
The International Equity Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.

FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

The International Equity Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The International Equity Fund accrues such taxes when the related income is earned.

NET ASSET VALUE PER SHARE -- The net asset value per share is calculated each business day for each Fund. In general, it is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of each Fund.

DISCOUNTS AND PREMIUMS -- Discounts and premiums, except for the Bond Fund, are accreted or amortized over the life of each security and are recorded as interest income for each of the Funds using a method that approximates the effective interest method. The Bond Fund follows the same basis for financial reporting and federal income tax purposes and does not amortize premiums or accrete discounts, with the applicable portion of market discount recognized as ordinary income upon disposition or maturity.

CLASSES -- Class specific expenses are borne by that class. Income, non-class specific expenses and realized/ unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from estimates.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for Repurchase Agreements are held by the custodian bank until the respective agreements mature. Provisions of repurchase agreements and procedures adopted by the Adviser ensure that the market value of the collateral is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the fund may be delayed or limited.

OPTIONS TRANSACTIONS -- In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, certain of the Funds, as described in their prospectuses, may participate in options transactions including writing call options. A risk in writing a call option is that the fund gives up the opportunity of profit if the market price of the underlying security increases. The Fund realizes a gain upon the expiration of a written call option. When a written call option is closed prior to expiration by being exercised, the proceeds on the sale are increased by the amount of original premium received. Also, certain funds may purchase call or put options with respect to securities that are permitted investments. The risk in purchasing options is limited to the premium paid. The Fund recognizes a gain when the underlying securities' market price rises (in case of a call) or falls (in case of a put) to the extent sufficient to cover the option premium and transaction costs.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date).
Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums, if any, during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the money market funds are declared daily and paid monthly. Each of the non-money market funds except the International Equity Fund declare and make distributions from net investment income monthly. The International Equity Fund declares and make distributions from net investment income periodically. Any net realized capital gains will be distributed at least annually for all Funds.

SECURITY LENDING -- Certain of the Funds lend their securities to approved brokers to earn additional income and receive cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

RECLASSIFICATION OF COMPONENTS OF NET ASSETS -- In accordance with Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies", $103,491, $304,519, $110,756, $160,815, and $188,818 relating to differences attributable to the classification of short-term capital gains and net investment income for tax distribution purposes of the Income Equity, Value Momentum, Intermediate-Term Bond, Balanced and Growth Funds, respectively, as of July 31, 1997 have been reclassified between the Fund's accumulated net realized gains/losses and undistributed net income accounts, as appropriate. These reclassifications had no effect on net asset value.

3. TRANSACTIONS WITH AFFILIATES
-------------------------------

Effective February 15, 1997 SEI Investments Fund Resources (the "Administrator"), a Delaware business trust, became the Administrator for the Funds. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. The Funds and the Administrator are parties to an Administration Agreement (the "Agreement") dated February 15, 1997, under which the Administrator provides the Fund with management, administrative and shareholder services for an annual fee of .20% of the average daily net assets of the Funds. The Administrator may voluntarily waive its fee, subject to termination at any time by the Administrator, to the extent necessary to limit the total operating expenses of a Fund. During the period August 1, 1997 to January 31, 1998 the Administrator agreed to waive its fee to the rate of .18% of the average daily net assets of the Funds.

Pursuant to a separate agreement with the Administrator, Union Bank of California, N.A. ("UBOC") performs sub-administration services on behalf of each Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the average daily net assets of the Funds. During the period August 1, 1997 to November 30, 1997 UBOC voluntarily agreed to reduce its fee to 0.03% (with the exception of California Intermediate Tax Free Fund for which UBOC agreed to waive its fee to 0.00%). Effective December 1, 1997, UBOC terminated its waiver. At that time, the Administrator voluntarily agreed to waive a portion of its fee to keep the net administrative fee of the Fund at 0.18%.

State Street Bank and Trust Company serves as the transfer agent, dividend disbursing agent and shareholder servicing agent for HighMark. The Administrator has agreed to absorb certain transfer agency related expenses on behalf of the Fund.

SEI Investments Distribution Co. (the "Distributor") and the Funds are parties to a distribution agreement dated February 15, 1997. No compensation is paid to the Distributor for services rendered to the Fiduciary Shares under this agreement. The Funds have adopted a Distribution Plan (the "Plan") on behalf of the Retail Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Retail Shares will bear the cost of its distribution expenses. The Distributor, as compensation for its services under the Plan, receives a distribution fee, computed daily and payable monthly, of
 .25% of the average daily net assets attributable to each Fund's Retail Shares. The Intermediate-Term Bond, California Intermediate Tax-Free Bond and Bond Funds are currently waiving all distribution fees.

The Funds have also adopted a Shareholder Service Plan permitting payment of compensation to service providers,

--------------------------------------------------------------------------------
that may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, that have agreed to provide certain shareholder support services for their customers who own Retail or Fiduciary Shares. In consideration for such services, a service provider is entitled to receive compensation at the annual rate of up to .25% of each Fund's average daily net assets. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. For the period from August 1, 1997 to January 31, 1998, Union Bank of California, N.A. received shareholder servicing fees from the Funds in the amount of approximately $577,000.

Union Bank of California, N.A. acts as custodian ("the Custodian") for the Fund. Fees of the Custodian are being paid on the basis of net assets of the Fund.

Certain officers and/or Trustees of the Funds are also officers and/or Directors of the Administrator. The Funds pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees is paid by the Administrator.

4. INVESTMENT ADVISORY AGREEMENT
--------------------------------

The Fund and Pacific Alliance, a division of Union Bank of California, N.A., (the "Advisor") are parties to an Advisory Agreement. For its services, the Advisor is entitled to receive a fee, that is calculated daily and paid monthly, at an annual rate of .30% of the average daily net assets of the 100% U.S. Treasury Money Market Fund, the Diversified Money Market Fund, the California Tax-Free Money Market Fund, and the U.S. Government Money Market Fund, .60% of the Growth Fund, the Income Equity Fund, the Value Momentum Fund, the Blue Chip Growth Fund, the Balanced Fund and the Convertible Securities Fund, .50% of the Intermediate-Term Bond Fund, the Bond Fund, the Government Securities Fund and the California Intermediate Tax-Free Bond Fund, .80% of the Emerging Growth Fund and .95% of the International Equity Fund. For the six months ended January 31, 1998 the Advisor voluntarily waived all or a portion of its fee in the 100% U.S. Treasury Money Market Fund, the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund in order to limit the operating expenses of the Funds.

The Advisor and Bank of Tokyo-Mitsubishi Trust Company are parties to a Sub-Advisory Agreement for the Blue Chip Growth Fund, the Emerging Growth Fund, the Convertible Securities Fund and the Government Securities Fund.

Bank of Tokyo-Mitsubishi Trust Company is entitled to a fee ranging from 0.20% to 0.50% of the average daily net assets of the Funds.

During the period August 1, 1997 to December 31, 1997 the Advisor and Tokyo-Mitsubishi Asset Management (U.K.), Ltd. were parties to a Sub-Advisory Agreement for the International Equity Fund. Tokyo-Mitsubishi Asset Management (U.K.), Ltd. was entitled to a fee of 0.30% of the average daily nets assets of the Funds.

On January 1, 1998 the Advisor and AXA Asset Management Partenaires ("AXA") entered into an investment sub-advisory agreement for the International Equity Fund. AXA is entitled to a fee of .30% of the average daily net assets of the Funds.

5. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The purchases and sales of investment securities other than short-term securities were as follows:

                                     INVESTMENT
                                     SECURITIES
                               ---------------------
                               PURCHASES      SALES
                                (000'S)      (000'S)
                               --------    ----------
Intermediate-Term Bond         $ 32,890    $ 14,510
California Intermediate
  Tax-Free Bond                  10,450       2,165
Bond                             22,675       8,078
Convertible Securities            6,509       5,152
Government Securities            15,418      16,300
Balanced                         54,649      40,362
Growth                          149,685     139,543
Value Momentum                   72,058       5,970
Income Equity                    85,497      83,370
Blue Chip Growth                 54,619      62,552
Emerging Growth                  71,120      70,257
International Equity             37,480      31,534

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

At July 31, 1997, the total cost of securities and net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation at January 31, 1998 for each portfolio was as follows:

                      APPRECIATION  DEPRECIATION   TOTAL
                         (000'S)       (000'S)    (000'S)
                        --------     -------     -------
Intermediate-Term Bond  $  4,320     $    --     $ 4,320
California Intermediate
  Tax-Free Bond            1,034          --       1,034
Bond                       3,969        (307)      3,662
Convertible Securities     3,360      (1,341)      2,019
Government Securities      2,705          --       2,705
Balanced                 105,870      (4,368)    101,502
Growth                    74,459      (4,209)     70,250
Value Momentum           215,541      (6,815)    208,726
Income Equity             82,745      (3,496)     79,249
Blue Chip Growth          16,948      (6,372)     10,576
Emerging Growth           10,021      (3,908)      6,113
International Equity       5,864      (1,075)      4,789

The Funds have capital loss carryforwards at July 31, 1997, to the extent provided in the regulations for federal income tax as follows:

                       CAPITAL LOSS
                         CARRYOVER    EXPIRES   EXPIRES     EXPIRES    EXPIRES      EXPIRES
                          07/31/97      2001      2002        2003       2004        2005
                        ------------  -------   -------     -------    -------     -------
U.S. Government
  Money Market          $  156,955  $ 156,955  $    --     $    --     $   --     $    --
Diversified
  Money Market           1,422,481    302,005      29,246   1,078,029    13,201        --
Cal Tax-Free MM             64,602       --        24,741      22,777     1,338        5,746
Bond                     3,301,067       --     2,766,351        --      69,995      464,721
Int.-Term Bond           3,376,083       --         --      1,412,177     --       1,963,906
Cal. Int. Tax-Free Bond  1,305,829       --         --        584,687   711,043       10,099
Government Securities    1,793,225       --         --        372,601     --       1,420,624

The Intermediate-Term Bond Fund, International Equity and Government Securities Fund had post 10/31 loss deferrals of $552,855, $235,958 and $222,980, respectively that can be used to offset future capital gains.

6. CONCENTRATION OF CREDIT RISK
-------------------------------

The California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund invest in debt securities in the State of California. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic developments in that state.

The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments, lack of liquidity, low market capitalizations, foreign currency fluctuations, and the level of governmental supervision and regulation of securities markets in the respective countries.

7. OPTION CONTRACTS
-------------------

Transactions in covered call options and purchased put options during the period ended January 31, 1998 are summarized as follows:

                                            BLUE CHIP GROWTH
                                         ----------------------
                                         NUMBER OF
   WRITTEN OPTION TRANSACTION            CONTRACTS      PREMIUM
--------------------------------------   ----------    ---------
Option written and outstanding at
beginning of period                            270     $  32,299
Call option written during period            1,399       585,696
Call option exercised during period             --            --
Call option expired during period             (270)      (32,299)
Call option closed during period              (534)     (194,679)
                                         ----------    ---------
Option written and outstanding at end
of period                                      865     $ 391,017
                                         ==========    =========

                                             EMERGING GROWTH
                                         ----------------------
                                         NUMBER OF
   WRITTEN OPTION TRANSACTION            CONTRACTS      PREMIUM
--------------------------------------   ----------    ---------
Option written and outstanding at
beginning of period                          1,029     $ 244,745
Call option written during period            2,232       475,583
Call option exercised during period           (457)     (134,575)
Call option expired during period           (1,422)     (256,566)
Call option closed during period              (872)     (236,720)
                                         ----------    ---------
Option written and outstanding at end
of period                                      510     $  92,467
                                         ==========    =========























                                           BLUE CHIP GROWTH
                                         ----------------------
                                         NUMBER OF
   PURCHASE OPTION TRANSACTION            CONTRACTS     PREMIUM
--------------------------------------   ----------    ---------
Purchased put option outstanding at
  beginning of period                           10      $    833
Put option purchased during period              --            --
Put option sold during period                   --            --
Put option expired during period               (10)         (833)
Put option exercised during period              --            --
                                         ----------    ---------
Purchased put option outstanding at end
of period                                       --      $     --
                                         ==========    =========

                                              EMERGING GROWTH
                                         ----------------------
                                          NUMBER OF
   PURCHASE OPTION TRANSACTION            CONTRACTS     PREMIUM
--------------------------------------   ----------    ---------
Purchase put option outstanding at
  beginning of period                          267     $ 97,342
Put option purchased during period           1,242      253,177
Put option sold during period                 (240)      (8,575)
Put option expired during period              (292)     (99,831)
Put option exercised during period            (602)    (146,963)
                                         ----------    ---------
 Purchased put option outstanding at
end of period                                  375     $  95,150
                                         ==========    =========

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

NOTES

Thank you for
your investment.

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

Mutual Funds:
[bullet] are not FDIC insured
[bullet] have no bank guarantee
[bullet] may lose value

[Family photo omitted]

For further information
call 1-800-433-6884
or visit our Web site at www.highmark-funds.com

[LOGO OMITTED]  HIGHMARK [SERVICE MARK] FUNDS

HIGHMARK SEMI-ANNUAL REPORT
January 31, 1998


Investment Advisor
Pacific Alliance
the investment advisory
division of Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

Sub-Advisor
Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas
New York, NY 10116

Sub-Advisor
AXA Asset Management Partenaires
46, Avenue de la Grande Armee
Paris, 75017, France

Custodian
Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

Administrator & Distributor
SEI Investments Fund Resources &
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel
Ropes & Gray
One Franklin Square
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

Auditors
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105-2230

84808